As filed with the Securities and Exchange
Commission on September 25, 2014

1933 Act File No. 33-32246
1940 Act File No. 811-05968

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
PRE-EFFECTIVE AMENDMENT NO. [   ]
POST-EFFECTIVE AMENDMENT NO. 42
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
AMENDMENT NO. 46
(CHECK APPROPRIATE BOX OR BOXES)

JOHN HANCOCK MUNICIPAL SECURITIES TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
(617) 663-2999

JOHN J. DANELLO, ESQ.
601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

MARK P. GOSHKO, ESQ.

K & L GATES LLP
ONE LINCOLN STREET
BOSTON, MA 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on October 1, 2014 pursuant to paragraph (b) of Rule 485
[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[   ] on (date) pursuant to paragraph (a)(1) of Rule 485
[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock High Yield Municipal Bond Fund

Prospectus
10-1-14

► Class A: JHTFX
► Class B: TSHTX
► Class C: JCTFX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Fund summary
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

2	High Yield Municipal Bond Fund
Fund details
More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

6	Principal investment strategies
6	Principal risks of investing
10	Who's who
12	Financial highlights
Your account
How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

14	Choosing a share class
15	How sales charges are calculated
16	Sales charge reductions and waivers
18	Opening an account
19	Buying shares
20	Selling shares
22	Transaction policies
24	Dividends and account policies
25	Additional investor services
For more information See back cover

Fund summary

John Hancock

High Yield Municipal Bond Fund

Investment objective

To seek a high level of current income that is largely exempt from federal income tax, consistent with the preservation of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 16 to 18 of the prospectus under "Sales charge reductions and waivers" or pages 119 to 122 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (fees paid directly from your investment)	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00%	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	5.00%	1.00%
Small account fee (for fund account balances under $1,000)	$20	$20	$20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	ClassA	ClassB	ClassC
Management fee	0.57	0.57	0.57
Distribution and service (Rule 12b-1) fees	0.25	1.00	1.00
Other expenses	0.20	0.20	0.20
Total annual fund operating expenses	1.02	1.77	1.77
Contractual expense reimbursement [1]	–0.10	–0.10	–0.10
Total annual fund operating expenses after expense reimbursements	0.92	1.67	1.67
[1]

The fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class A, Class B, and Class C shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. For Class B and Class C shares, the expense examples may differ if shares are sold or kept at the end of the period. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	ClassA	ClassB		ClassC
		Sold	Kept	Sold	Kept
1 year	490	670	170	270	170
3 years	702	847	547	547	547
5 years	931	1,150	950	950	950
10 years	1,589	1,878	1,878	2,076	2,076

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 14% of the average value of its portfolio.

2	High Yield Municipal Bond Fund—Fund summary

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds. Normally, the fund's investment subadvisor will primarily invest in medium- and lower-quality municipal securities, those rated, at time of purchase, A and below by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P), and Fitch Ratings (Fitch), or their unrated equivalents. However, the fund will limit its investments in securities rated lower than B to no more than 5% of its total assets at the time of purchase. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody's are considered junk bonds. Municipal bonds may be subject to alternative minimum tax (AMT) and income may not be entirely tax-free to all investors.

The fund may buy bonds of any maturity. If a bond's credit rating rises or falls, the fund does not have to sell it unless the subadvisor determines a sale is in the fund's best interest. Accordingly, the fund may, for periods of time, hold a lower percentage of qualifying securities. While the percentage of qualifying securities held is below 80%, the fund will only purchase qualifying securities.

The fund is non-diversified and may invest more than 5% of its net assets in securities of any given issuer. The fund may invest heavily in bonds from any given state or region. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case for the purposes of reducing risk and/or enhancing investment returns.

The subadvisor looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The subadvisor uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadvisor favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadvisor also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund's yield. To the extent that the fund invests in bonds that are subject to the AMT, the income paid by the fund may not be entirely tax-free to all investors.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund's main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk. The subadvisor's investment strategy may fail to produce the intended result.

Changing distribution levels risk. The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund's investments.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund's share price and income level.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Fixed-income securities risk. Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or average duration of the bonds held by the fund, the more sensitive the fund is likely to

High Yield Municipal Bond Fund—Fund summary 3

be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Inverse floating-rate securities. Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating-rate securities.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Municipal bond risk. Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls. Revenue bond prices can decline if related projects become unprofitable. The fund may hold bonds that are insured as to principal and interest payments. Because the value of an insured municipal bond depends in part on the claims-paying ability of the insurer, the fund would be subject to the risk that the insurer may be unable to pay claims filed pursuant to the coverage. The fund may hold several investments covered by one insurer, which would increase the fund's exposure to the claims-paying ability of that insurer. In addition, insurance does not guarantee the market value of the insured obligation. Income from municipal bonds held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. Values of municipal bonds could be adversely affected by changes in tax rates that make tax-exempt returns less attractive.

Non-diversified risk. Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer.

Sector investing risk. Because the fund may focus on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

State/region risk. Investing heavily in any one state or region increases exposure to losses in securities of that state's or region's issuers.

The fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax exempt.

In recent years, Puerto Rico has experienced a recession and difficult economic conditions. Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of the fund's holdings in Puerto Rican municipal obligations.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly, and quarterly, and may be obtained at our website, jhinvestments.com/FundPerformance, or by calling 800-225-5291, Monday–Thursday between 8:00 A.M. and 7:00 P.M., and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

Calendar year total returns. These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes.

Average annual total returns. Performance of a broad-based market index is included for comparison. The average annual total returns shown below reflect the sales charges in effect during the periods shown. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.50% to 4.00%, effective February 3, 2014. The Barclays Municipal Bond Index shows how the fund's performance compares with the returns of similar investments.

After-tax returns. These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income-tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Barclays High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds that are non-investment grade, unrated, or rated below BBB/Baa.

Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

4	High Yield Municipal Bond Fund—Fund summary

Calendar year total returns—Class A Shares (%)

Year-to-date total return. The fund's total return for the six months ended June 30, 2014, was 7.58%.

Bestquarter: Q3 '09, 11.22%

Worst quarter: Q4 '08, –10.74%

Average annual total returns (%)	1 year	5 year	10 year
As of 12-31-13
Class A before tax	–10.10	7.20	3.84
After tax on distributions	–10.10	7.19	3.82
After tax on distributions, with sale	–3.88	6.80	4.05
Class B before tax	–11.53	6.98	3.65
Class C before tax	–7.95	7.29	3.49
Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	–5.51	11.78	5.16
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	–2.55	5.89	4.29

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Dianne M. Sales, CFA Managing Director and Senior Portfolio Manager Managed the fund since 1995

Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares of the fund is $1,000, except for group investments, which is $250. There are no subsequent investment requirements. Purchases of Class B shares are closed to new and existing investors except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. You may redeem shares of the fund on any business day through our website, jhinvestments.com; by mail, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone, 800-225-5291.

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund's distributions may, however, be subject to federal income tax. The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as exempt-interest dividends.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

High Yield Municipal Bond Fund—Fund summary 5

Fund details

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds. Normally, the fund's investment subadvisor will primarily invest in medium- and lower-quality municipal securities, those rated, at the time of purchase, A and below by Moody's, S&P, and Fitch, or their unrated equivalents. However, the fund will limit its investments in securities rated lower than B to no more than 5% of its total assets at the time of purchase. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody's are considered junk bonds. Municipal bonds may be subject to the AMT and income may not be entirely tax-free to all investors.

A change in the fund's 80% investment policy requires shareholder approval.

The fund may buy bonds of any maturity. If a bond's credit rating rises or falls, the fund does not have to sell it unless the subadvisor determines a sale is in the fund's best interest. Accordingly, the fund may, for periods of time, hold a lower percentage of qualifying securities. While the percentage of qualifying securities held is below 80%, the fund will only purchase qualifying securities.

The fund is non-diversified and may invest more than 5% of its net assets in securities of any given issuer. The fund may invest heavily in bonds from any given state or region. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities and debt indexes; and inverse floating-rate securities, in each case for the purposes of reducing risk and/or enhancing investment returns.

The subadvisor looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The subadvisor uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadvisor favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadvisor also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund's yield. To the extent that the fund invests in bonds that are subject to the AMT, the income paid by the fund may not be entirely tax-free to all investors.

For liquidity and flexibility, the fund may invest up to 20% of its net assets in taxable and tax-free investment-grade short-term securities. The fund may temporarily invest more assets in cash or investment-grade short-term securities for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investing

In abnormal circumstances, the fund may temporarily invest more than 20% of its net assets in cash or investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

The income from some short-term investments may be subject to state and/or federal income taxes. At the end of each quarter of the fund's taxable year, these investments cannot exceed 50% of the fund's total assets. To the extent that the fund is in a defensive position or is invested in taxable securities, its ability to achieve its investment objective will be limited.

Principal risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager's ability to pursue the fund's investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions from its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Changing distribution levels risk

The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund's investments. The fund may not be able to pay distributions or may have to reduce its distribution level if the amount of such income and/or dividends paid from its investments declines. Therefore, distribution rates and income amounts can change at any time.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives, and other strategic transactions risk"), or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed- income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; the ability to

6	High Yield Municipal Bond Fund—Fund details

borrow from the U.S. Treasury; only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage- backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadvisor may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. (Moody's) or BB or lower by Standard & Poor's Ratings Services (S&P), at the time of investment, or determined by a subadvisor to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers' continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the eurozone; and S&P's downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the

High Yield Municipal Bond Fund—Fund details 7

security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed- income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody's or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on its subadvisor's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

8	High Yield Municipal Bond Fund—Fund details

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Inverse floating-rate securities. Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating-rate securities.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Lower-rated fixed-income securities risk and high-yield securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody's and BB and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on subadvisor's own credit analysis. While a subadvisor may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadvisor's evaluation than the assessment of the credit risk of higher-rated securities.

Municipal bond risk

With general obligation bonds, which are backed by the municipal issuer's ability to levy taxes, the main risk is that the issuer's overall credit quality will decline. In extreme cases, a municipal issuer could declare bankruptcy or otherwise become unable to honor its commitments to bondholders. Although rare, this can be prompted by many possible reasons, ranging from fiscal mismanagement to erosion of the tax base. With revenue bonds, which are backed only by income associated with a specific facility (such as a power plant or stadium), the risk is generally higher, because any circumstance that reduces or threatens the economic viability of that particular facility can affect the bond's credit quality.

In addition, since there are a limited number of municipal obligation insurers, the fund may have several investments covered by one insurer. Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in increased share price volatility for the fund's shares. In addition, a ratings agency's downgrade of the claims-paying ability of companies that provide bond insurance may affect the value of those securities.

Income from municipal bonds held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the fund's otherwise tax-exempt dividends may be taxable to shareholders subject to the AMT. Values of municipal bonds could be adversely affected by changes in tax rates that make tax-exempt returns less attractive.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not diversified within the meaning of the Investment Company Act of 1940. This means they are allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund's investment strategies or techniques may be more pronounced than for funds that are diversified.

Sector investing risk

When a fund's investments are focused in a particular sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that such funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.

State/region risk

To the extent that the fund invests heavily in bonds from any given state or region, its performance could be disproportionately affected by factors particular to that state or region. These may include economic or policy changes, erosion of the tax base, and state legislative changes (especially those regarding budgeting and taxes).

The fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax exempt.

Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of the fund's holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. The Puerto Rican economy is reliant on manufacturing, services, and tourism, and its economy and financial operations generally parallel the economic cycles of those in the United States. As a result,

High Yield Municipal Bond Fund—Fund details 9

economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the most recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations, and a high unemployment rate. Several ratings organizations have downgraded a number of securities issued in Puerto Rico to  below investment-grade or placed them on negative watch. If the current economic situation in Puerto Rico persists or worsens, the volatility of the fund's share price could increase, and the credit quality of the fund's portfolio, as well as the fund's investment performance, could be adversely affected.

Who's who

The following are the names of the various entities involved with the fund's investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund's business activities and retain the services of the various firms that carry out the fund's operations.

Investment advisor

Manages the fund's business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The advisor administers the business and affairs of the fund and retains and compensates the investment subadvisor to manage the assets of the fund. John Hancock is one of the most recognized and respected names in the financial services industry. The advisor's parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of June 30, 2014, the advisor had total assets under management of approximately $126.5 billion.

The advisor does not itself manage any of the fund's portfolio assets but has ultimate responsibility to oversee the subadvisor and recommend its hiring, termination, and replacement. In this capacity, the advisor: (i) monitors the compliance of the subadvisor with the investment objective and related policies of the fund, (ii) reviews the performance of the subadvisor, and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 75 million	0.6250
Next 75 million	0.5625
Next 1.85 billion	0.5000
Next 2 billion	0.4800
Excess over 4 billion	0.4500

During its most recent fiscal year, the fund paid the investment advisor a management fee equal to 0.56% of average daily net assets (including any waivers and/or reimbursements).

Out of these fees, the investment advisor in turn pays the fees of the subadvisor.

The basis for the Trustees' approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund's most recent shareholder report for the period ended November 30.

Additional information about fund expenses

The fund's annual operating expenses will likely vary throughout the period and from year to year. The fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's Annual fund operating expenses table, for some of the following reasons:
(i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

The advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the advisor upon notice to the funds and with the approval of the Board of Trustees.

Subadvisor

Handles the fund's day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
197 Clarendon Street
Boston, MA 02116

John Hancock Asset Management a division of Manulife Asset Management (US) LLC provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife

10	High Yield Municipal Bond Fund—Fund details

Financial Corporation) and, as of June 30, 2014, had total assets under management of approximately $159 billion.

Following is a brief biographical profile of the fund's portfolio manager.  Ms. Sales is primary responsible for the day-to-day management of the fund's portfolio. For more about this individual, including information about her compensation, other accounts she manages, and any investment she may have in the fund, see the SAI.

Dianne M. Sales, CFA

■

Managing Director and Senior Portfolio Manager

■

Managed the fund since 1995

■

Began business career in 1984

Custodian

Holds the fund's assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund's net asset value.

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners, and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

High Yield Municipal Bond Fund—Fund details 11

Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions).  Certain information reflects financial results for a single fund share.

The financial statements of the fund as of May 31, 2014, have been audited by PricewaterhouseCoopers LLP (PwC), the fund's independent registered public accounting firm. The report of PwC, along with the fund's financial statements in the fund's annual report for the fiscal year ended May 31, 2014, has been incorporated by reference into the SAI. Copies of the fund's most recent annual report are available upon request.

High Yield Municipal Bond Fund Class A shares
Per share operating performance	Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Net asset value, beginning of period		$8.62	$8.48	$7.82	$8.07	$7.43
Net investment income [1]		0.39	0.38	0.39	0.39	0.40
Net realized and unrealized gain (loss) on investments		(0.46)	0.12	0.65	(0.26)	0.63
Total from investment operations		(0.07)	0.50	1.04	0.13	1.03
Less distributions
From net investment income		(0.38)	(0.36)	(0.38)	(0.38)	(0.39)
Net asset value, end of period		$8.17	$8.62	$8.48	$7.82	$8.07
Total return (%) [2,3]		(0.53)	5.91	13.56	1.67	14.15
Ratios and supplemental data
Net assets, end of period (in millions)		$150	$214	$221	$192	$207
Ratios (as a percentage of average net assets):
Expenses before reductions		1.02	0.97	0.97	0.99	1.01
Expenses including reductions		0.91	0.87	0.89	0.99	1.00
Net investment income		4.85	4.34	4.81	4.97	5.16
Portfolio turnover (%)		14	25	21	32	14

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

12	High Yield Municipal Bond Fund—Fund details

High Yield Municipal Bond Fund Class B shares
Per share operating performance	Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Net asset value, beginning of period		$8.62	$8.48	$7.82	$8.07	$7.43
Net investment income [1]		0.33	0.31	0.33	0.33	0.35
Net realized and unrealized gain (loss) on investments		(0.46)	0.12	0.65	(0.26)	0.62
Total from investment operations		(0.13)	0.43	0.98	0.07	0.97
Less distributions
From net investment income		(0.32)	(0.29)	(0.32)	(0.32)	(0.33)
Net asset value, end of period		$8.17	$8.62	$8.48	$7.82	$8.07
Total return (%) [2,3]		(1.27)	5.12	12.72	0.91	13.29
Ratios and supplemental data
Net assets, end of period (in millions)		$8	$11	$9	$8	$9
Ratios (as a percentage of average net assets):
Expenses before reductions		1.77	1.72	1.72	1.74	1.76
Expenses including reductions		1.66	1.62	1.64	1.74	1.75
Net investment income		4.11	3.59	4.06	4.22	4.42
Portfolio turnover (%)		14	25	21	32	14

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

High Yield Municipal Bond Fund Class C shares
Per share operating performance	Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Net asset value, beginning of period		$8.62	$8.48	$7.82	$8.07	$7.43
Net investment income [1]		0.33	0.31	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments		(0.46)	0.12	0.65	(0.26)	0.63
Total from investment operations		(0.13)	0.43	0.98	0.07	0.97
Less distributions
From net investment income		(0.32)	(0.29)	(0.32)	(0.32)	(0.33)
Net asset value, end of period		$8.17	$8.62	$8.48	$7.82	$8.07
Total return (%) [2,3]		(1.27)	5.12	12.72	0.91	13.30
Ratios and supplemental data
Net assets, end of period (in millions)		$44	$64	$64	$51	$59
Ratios (as a percentage of average net assets):
Expenses before reductions		1.77	1.72	1.73	1.74	1.76
Expenses including reductions		1.66	1.62	1.64	1.74	1.75
Net investment income		4.10	3.59	4.06	4.22	4.40
Portfolio turnover (%)		14	25	21	32	14

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

High Yield Municipal Bond Fund—Fund details 13

Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution, and service of its shares. Your financial representative can help you decide which share class is best for you. Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such plans generally include, but are not limited to, defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans.

Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■

The plan held Class A shares of the fund or any John Hancock fund prior to January 1, 2013;

■

Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund's representatives have agreed that the plan may invest in Class A shares after that date; and

■

Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund's representatives have agreed that plans utilizing such model may invest in Class A shares after that date.

Class A shares

■

A front-end sales charge, as described in the section "How sales charges are calculated"

■

Distribution and service (Rule 12b-1) fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed waive 0.10% of these fees until September 30, 2015)

Class C shares

■

No front-end sales charge; all your money goes to work for you right away

■

Distribution and service (Rule 12b-1) fees of 0.90% (under the Rule 12b-1 plan, the distributor has the ability to collect 1.00%; however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2015)

■

A 1.00% contingent deferred sales charge (CDSC) on shares sold within one year of purchase

■

No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see "Sales charge reductions and waivers").

Class B shares (closed)

■

No front-end sales charge; all your money goes to work for you right away

■

Distribution and service (Rule 12b-1) fees of 0.90% (under the Rule 12b-1 plan, the distributor has the ability to collect 1.00%; however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2015)

■

A CDSC, as described in the section "How sales charges are calculated"

■

Automatic conversion to Class A shares after eight years, thus reducing future annual expenses

Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. Any other investment received by a John Hancock fund that is intended for Class B shares will be rejected. A shareholder owning Class B shares may continue to hold those shares until such shares automatically convert to Class A shares under the fund's existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable CDSC. Existing shareholders will continue to have exchange privileges with Class B shares of other John Hancock funds.

Class B shareholders will no longer be permitted to make automatic investments in Class B shares through the Monthly Automatic Accumulation Program (MAAP). To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another John Hancock fund for any purchases, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B shares will be rejected. No new Class B share MAAPs will be established.

Class B shareholders can continue to hold Class B shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with a MAAP for an IRA or SIMPLE IRA account did not provide alternative investment instructions by July 1, 2013, subsequent automatic purchases will be rejected.

All other Class B share features, including, but not limited to, distribution and service fees, CDSC, the reinstatement privilege, and conversion features, will remain unchanged for Class B shares currently held. Accumulation privileges as described below will remain unchanged. Shareholders can continue to include the value of Class B shares of any John Hancock open-end fund currently owned for purposes of qualifying for a reduced Class A share sales charge.

Employer-sponsored retirement plans that currently hold Class B shares and can no longer purchase Class B shares due to the Class B share closure to purchases may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly assess a sales charge on plan investments, or Class C shares if the plans meet Class C share eligibility requirements and Class C shares are available on their recordkeeper's platform. If the recordkeeper is not able to assess a front-end sales charge on Class A shares, or Class C shares are otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in one of the R share classes.

Rule 12b-1 fees

Rule 12b-1 fees will be paid to the fund's distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class, and for the payment of service fees that come

14	High Yield Municipal Bond Fund—Your account

within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■

directly, by the payment of sales commissions, if any; and

■

indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor's own resources.

These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor's efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing, or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (rollover compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John Hancock funds. The rollover compensation is paid from a fund's Rule 12b-1 fees to the plan's broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund) under the rollover program. Rollover compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price *	As a % of your investment
Up to 99,999	4.00	4.17
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class T, Class ADV, Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund's Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund's website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial advisor, or refer to the section entitled "Initial sales charge on Class A shares" in the fund's SAI. You may request an SAI from your broker or financial advisor by accessing the fund's website at jhinvestments.com or by calling Signature Services at 800-225-5291.

High Yield Municipal Bond Fund—Your account 15

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1 st year	1.00
After 1 st year	None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C shares

Class C shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC (%)
1 st year	5.00
2 nd year	4.00
3 rd or 4 th year	3.00
5 th year	2.00
6 th year	1.00
After 6 th year	None

Class C deferred charges

Years after purchase	CDSC (%)
1 st year	1.00
After 1 st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■

Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■

Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a John Hancock fund's Class A and Class T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month letter of intention, described in the SAI.

■

Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "Opening an account"), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

■

to make payments through certain systematic withdrawal plans

■

certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

■

redemptions pursuant to the fund's right to liquidate an account that is below the minimum account value stated below in "Dividends and account policies," under the subsection "Small accounts"

■

redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■

to make certain distributions from a retirement plan

16	High Yield Municipal Bond Fund—Your account

■

because of shareholder death or disability

■

rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■

selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■

financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based, or wrap investment products under a signed agreement with the distributor

■

financial intermediaries who have entered into agreements with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■

fund trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■

individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■

individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■

individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■

participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

■

participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

■

certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

■

terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts or for which John Hancock Trust Company serves as trustee, rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account through John Hancock's Personal Financial Services (PFS) Group by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■

participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan's termination, were held in certain John Hancock group annuity contracts or in trust by John Hancock Trust Company, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account through John Hancock's PFS Group by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■

participants actively enrolled in a John Hancock Retirement Plan Services (RPS) plan account rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through the John Hancock PFS Group (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant's John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■

individuals rolling over assets held in a John Hancock custodial
403(b)(7) account into a John Hancock custodial IRA account

■

former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

High Yield Municipal Bond Fund—Your account 17

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■

exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction policies" in this prospectus for additional details)

■

dividend reinvestments (see "Dividends and account policies" in this prospectus for additional details)

Opening an account

1

Read this prospectus carefully.

2

Determine how much you want to invest. The minimum initial investment for Class A and Class C shares of the fund is $1,000, except as follows:

■

there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

■

group investments: $250

■

there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3

All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 800-225-5291.

4

Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5

Make your initial investment using the instructions under "Buying shares." You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

18	High Yield Municipal Bond Fund—Your account

Buying shares

Opening an account	Adding to an account
By check

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

■

Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.	■ Log on to the website below to process exchanges between funds. ■ Call EASI-Line for automated service. ■ Call your financial representative or Signature Services to request an exchange.
By wire

■

Deliver your completed application to your financial representative or mail it to Signature Services.

■

Obtain your account number by calling your financial representative or Signature Services.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

■

Complete the "Bank information" section on your account application.

■

Log on to the website below to initiate purchases using your authorized bank account.

By phone
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the ACH system.

■

Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

■

Call EASI-Line for automated service.

■

Call your financial representative or call Signature Services between
8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between
8:00 A.M. and 6:00 P.M., Eastern time.

To add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

High Yield Municipal Bond Fund—Your account 19

Selling shares

To sell some or all of your shares
By letter
■ Accounts of any type ■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
■ Most accounts ■ Sales of up to $100,000	■ Log on to the website below to initiate redemptions from your fund.
By phone
■ Most accounts ■ Sales of up to $100,000

■

Call EASI-Line for automated service.

■

Call your financial representative or call Signature Services between
8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between
8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Requests by Internet or phone to sell up to $100,000

■

To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

■

Funds requested by EFT are generally available by the second business day. Your bank may charge a fee for this service.

By exchange
■ Accounts of any type ■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website or by calling your financial representative or Signature Services.

■

Log on to the website below to process exchanges between your funds.

■

Call EASI-Line for automated service.

■

Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

20	High Yield Municipal Bond Fund—Your account

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days;

■

you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above).

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

High Yield Municipal Bond Fund—Your account 21

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. Consequently, the fund's portfolio securities may trade and the NAV of the fund's shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund's Pricing Committee in certain instances. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is valued at the price on the exchange where the security was acquired or most likely will be sold. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. Certain short-term securities purchased with an original or remaining maturity of 60 days or less remaining at par, are valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund's Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical.

Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

The fund may change or cancel its exchange policies at any time, upon 60 days' written notice to its shareholders. For further details, see

22	High Yield Municipal Bond Fund—Your account

"Additional services and programs" in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund's shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund's request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify

High Yield Municipal Bond Fund—Your account 23

excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund's policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund's ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■

A fund that invests a significant portion of its assets in small- or mid- capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of securities" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■

A fund that invests a significant portion of its assets in municipal securities, including below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of securities" incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.

Certificated shares

The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can be sold only by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

■

after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■

after any changes of name or address of the registered owner(s)

■

in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed at least annually, typically after the end of the fund's fiscal year. Most of the fund's dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

24	High Yield Municipal Bond Fund—Your account

Taxability of dividends

The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax. Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. The fund's dividends are generally not exempt from state and local income taxes.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund's distributions exceed its taxable and tax-exempt interest income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section "Opening an account" and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

■

Make sure you have at least $5,000 worth of shares in your account.

■

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■

Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■

Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■

Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.

John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund's fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund's fiscal year. A description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

High Yield Municipal Bond Fund—Your account 25

For more information

Two documents are available that offer further information on the fund:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, and investment strategies that significantly affected performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund's policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents or request other information

There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:

Online:jhinvestments.com

By mail:
John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

By EASI-Line: 800-338-8080

By phone: 800-225-5291

By TTY:800-231-5469

You can also view or obtain copies of these documents through the SEC:

Online:sec.gov

By email (duplicating fee required):publicinfo@sec.gov

By mail (duplicating fee required):
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC's Public Reference Room in Washington, DC

For access to the Reference Room call 202-551-8090.

© 2014 JOHN HANCOCK FUNDS, LLC 590PN 10-1-14 SEC file number: 811-05968

John Hancock Tax-Free Bond Fund

Prospectus
10-1-14

► Class A: TAMBX
► Class B: TSMBX
► Class C: TBMBX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Fund summary
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

2	Tax-Free Bond Fund
Fund details
More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

6	Principal investment strategies
6	Principal risks of investing
10	Who's who
12	Financial highlights
Your account
How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

14	Choosing a share class
15	How sales charges are calculated
16	Sales charge reductions and waivers
18	Opening an account
19	Buying shares
20	Selling shares
22	Transaction policies
24	Dividends and account policies
25	Additional investor services
For more information See back cover

Fund summary

John Hancock

Tax-Free Bond Fund

Investment objective

To seek as high a level of interest income exempt from federal income tax as is consistent with preservation of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 16 to 18 of the prospectus under "Sales charge reductions and waivers" or pages 119 to 122 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (fees paid directly from your investment)	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00%	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	5.00%	1.00%
Small account fee (for fund account balances under $1,000)	$20	$20	$20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	ClassA	ClassB	ClassC
Management fee	0.55	0.55	0.55
Distribution and service (Rule 12b-1) fees	0.25	1.00	1.00
Other expenses	0.15	0.15	0.15
Total annual fund operating expenses	0.95	1.70	1.70
Contractual expense reimbursement [1]	–0.10	–0.10	–0.10
Total annual fund operating expenses after expense reimbursements	0.85	1.60	1.60
[1]

The fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class A, Class B, and Class C shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. For Class B and Class C shares, the expense examples may differ if shares are sold or kept at the end of the period. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	ClassA	ClassB		ClassC
		Sold	Kept	Sold	Kept
1 year	483	663	163	263	163
3 years	681	826	526	526	526
5 years	895	1,114	914	914	914
10 years	1,511	1,801	1,801	2,000	2,000

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 12% of the average value of its portfolio.

2	Tax-Free Bond Fund—Fund summary

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in tax-exempt bonds of any maturity. Most of these bonds are investment grade when purchased, but the fund may also invest up to 35% of its net assets in junk bonds rated BB or B by Standard & Poor's Ratings Services (S&P) or Fitch Ratings (Fitch) or Ba or B by Moody's Investors Service, Inc. (Moody's) or their unrated equivalents. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody's are considered junk bonds.

The fund may buy bonds of any maturity. If a bond's credit rating falls, the fund does not have to sell it unless the subadvisor determines a sale is in the fund's best interest. The fund may invest heavily in bonds from any given state or region. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case, for the purposes of reducing risk and/or enhancing investment returns.

The subadvisor looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The subadvisor uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadvisor favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadvisor also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund's yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted toward the fund's 80% investment policy.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund's main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk. The subadvisor's investment strategy may fail to produce the intended result.

Changing distribution levels risk. The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund's investments.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund's share price and income level.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Fixed-income securities risk. Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or average duration of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly

Tax-Free Bond Fund—Fund summary 3

greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Inverse floating-rate securities. Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating-rate securities.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Municipal bond risk. Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls. Revenue bond prices can decline if related projects become unprofitable. The fund may hold bonds that are insured as to principal and interest payments. Because the value of an insured municipal bond depends in part on the claims-paying ability of the insurer, the fund would be subject to the risk that the insurer may be unable to pay claims filed pursuant to the coverage. The fund may hold several investments covered by one insurer, which would increase the fund's exposure to the claims-paying ability of that insurer. In addition, insurance does not guarantee the market value of the insured obligation. Income from municipal bonds held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. Values of municipal bonds could be adversely affected by changes in tax rates that make tax-exempt returns less attractive.

Sector investing risk. Because the fund may focus on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

State/region risk. Investing heavily in any one state or region increases exposure to losses in securities of that state's or region's issuers.

The fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax exempt.

In recent years, Puerto Rico has experienced a recession and difficult economic conditions. Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of the fund's holdings in Puerto Rican municipal obligations.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly, and quarterly, and may be obtained at our website, jhinvestments.com/FundPerformance, or by calling 800-225-5291, Monday–Thursday between 8:00 A.M. and 7:00 P.M., and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

Calendar year total returns. These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes.

Average annual total returns. Performance of a broad-based market index is included for comparison.  The average annual total returns shown below reflect the sales charges in effect during the periods shown. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.50% to 4.00%, effective February 3, 2014.

After-tax returns. These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income-tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns—Class A Shares (%)

Year-to-date total return. The fund's total return for the six months ended June 30, 2014, was 7.24%.

Bestquarter: Q3 '09, 8.15%

Worst quarter: Q4 '10, –4.95%

4	Tax-Free Bond Fund—Fund summary

Average annual total returns (%)	1 year	5 year	10 year
As of 12-31-13
Class A before tax	–8.89	4.74	3.36
After tax on distributions	–8.89	4.73	3.35
After tax on distributions, with sale	–3.38	4.71	3.59
Class B before tax	–10.24	4.50	3.16
Class C before tax	–6.69	4.81	3.01
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	–2.55	5.89	4.29

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Dianne M. Sales, CFA Managing Director and Senior Portfolio Manager Managed the fund since 1995

Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares of the fund is $1,000, except for group investments, which is $250. There are no subsequent investment requirements. Purchases of Class B shares are closed to new and existing investors except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. You may redeem shares of the fund on any business day through our website, jhinvestments.com; by mail, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone, 800-225-5291.

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund's distributions may, however, be subject to federal income tax. The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as exempt-interest dividends.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Tax-Free Bond Fund—Fund summary 5

Fund details

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in tax-exempt bonds of any maturity. Most of these bonds are investment grade when purchased, but the fund may also invest up to 35% of its net assets in junk bonds rated BB or B by S&P or Fitch or Ba or B by Moody's or their unrated equivalents. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody's are considered junk bonds.

A change in the fund's 80% investment policy requires shareholder approval.

The fund may buy bonds of any maturity. If a bond's credit rating falls, the fund does not have to sell it unless the subadvisor determines a sale is in the fund's best interest. The fund may invest heavily in bonds from any given state or region. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case, for the purposes of reducing risk and/or enhancing investment returns.

The subadvisor looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The subadvisor uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadvisor favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadvisor also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund's yield. To the extent that the fund invests in bonds that are subject to the AMT, the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted toward the fund's 80% investment policy.

For liquidity and flexibility, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in taxable and tax-free investment-grade short-term securities. The fund may temporarily invest more assets in cash or investment-grade short-term securities for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investing

In abnormal circumstances, the fund may temporarily invest more than 20% of its net assets (plus any borrowings for investment purposes) in cash or investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

The income from some short-term investments may be subject to state and/or federal income taxes. At the end of each quarter of the fund's taxable year, these investments cannot exceed 50% of the fund's total assets. To the extent that the fund is in a defensive position or is invested in taxable securities, its ability to achieve its investment objective will be limited.

Principal risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager's ability to pursue the fund's investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions from its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Changing distribution levels risk

The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund's investments. The fund may not be able to pay distributions or may have to reduce its distribution level if the amount of such income and/or dividends paid from its investments declines. Therefore, distribution rates and income amounts can change at any time.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives, and other strategic transactions risk"), or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed- income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; the ability to borrow from the U.S. Treasury; only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage- backed securities, are neither guaranteed nor insured by the U.S.

6	Tax-Free Bond Fund—Fund details

government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadvisor may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. (Moody's) or BB or lower by Standard & Poor's Ratings Services (S&P), at the time of investment, or determined by a subadvisor to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers' continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the eurozone; and S&P's downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Tax-Free Bond Fund—Fund details 7

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody's or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on its subadvisor's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

8	Tax-Free Bond Fund—Fund details

Inverse floating-rate securities. Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating-rate securities.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Lower-rated fixed-income securities risk and high-yield securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody's and BB and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on subadvisor's own credit analysis. While a subadvisor may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadvisor's evaluation than the assessment of the credit risk of higher-rated securities.

Municipal bond risk

With general obligation bonds, which are backed by the municipal issuer's ability to levy taxes, the main risk is that the issuer's overall credit quality will decline. In extreme cases, a municipal issuer could declare bankruptcy or otherwise become unable to honor its commitments to bondholders. Although rare, this can be prompted by many possible reasons, ranging from fiscal mismanagement to erosion of the tax base. With revenue bonds, which are backed only by income associated with a specific facility (such as a power plant or stadium), the risk is generally higher, because any circumstance that reduces or threatens the economic viability of that particular facility can affect the bond's credit quality.

In addition, since there are a limited number of municipal obligation insurers, the fund may have several investments covered by one insurer. Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in increased share price volatility for the fund's shares. In addition, a ratings agency's downgrade of the claims-paying ability of companies that provide bond insurance may affect the value of those securities.

Income from municipal bonds held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the fund's otherwise tax-exempt dividends may be taxable to shareholders subject to the AMT. Values of municipal bonds could be adversely affected by changes in tax rates that make tax-exempt returns less attractive.

Sector investing risk

When a fund's investments are focused in a particular sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that such funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.

State/region risk

To the extent that the fund invests heavily in bonds from any given state or region, its performance could be disproportionately affected by factors particular to that state or region. These may include economic or policy changes, erosion of the tax base, and state legislative changes (especially those regarding budgeting and taxes).

The fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax exempt.

Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of the fund's holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. The Puerto Rican economy is reliant on manufacturing, services, and tourism, and its economy and financial operations generally parallel the economic cycles of those in the United States. As a result, economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the most recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations, and a high unemployment rate. Several ratings organizations have downgraded a number of securities issued in Puerto Rico to  below investment-grade or placed them on negative watch. If the current economic situation in Puerto Rico persists or worsens, the volatility of the fund's share price could increase, and the credit quality of the fund's portfolio, as well as the fund's investment performance, could be adversely affected.

Tax-Free Bond Fund—Fund details 9

Who's who

The following are the names of the various entities involved with the fund's investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund's business activities and retain the services of the various firms that carry out the fund's operations.

Investment advisor

Manages the fund's business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The advisor administers the business and affairs of the fund and retains and compensates the investment subadvisor to manage the assets of the fund. John Hancock is one of the most recognized and respected names in the financial services industry. The advisor's parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of June 30, 2014, the advisor had total assets under management of approximately $126.5 billion.

The advisor does not itself manage any of the fund's portfolio assets but has ultimate responsibility to oversee the subadvisor and recommend its hiring, termination, and replacement. In this capacity, the advisor: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadvisor, and (iii) reports periodically on such performance to the Board of Trustees.

The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to Board approval, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

Management fee

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 500 million	0.550
Next 500 million	0.500
Next 2 billion	0.450
Excess over 3 billion	0.425

During its most recent fiscal year, the fund paid the investment advisor a management fee equal to 0.54% of average daily net assets (including any waivers and/or reimbursements).

Out of these fees, the investment advisor in turn pays the fees of the subadvisor.

The basis for the Trustees' approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund's most recent shareholder report for the period ended November 30.

Additional information about fund expenses

The fund's annual operating expenses will likely vary throughout the period and from year to year. The fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's Annual fund operating expenses table, for some of the following reasons:
(i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

The advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the advisor upon notice to the funds and with the approval of the Board of Trustees.

Subadvisor

Handles the fund's day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
197 Clarendon Street
Boston, MA 02116

John Hancock Asset Management a division of Manulife Asset Management (US) LLC provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2014, had total assets under management of approximately $159 billion.

10	Tax-Free Bond Fund—Fund details

Following is a brief biographical profile of the fund's portfolio manager.  Ms. Sales is primary responsible for the day-to-day management of the fund's portfolio. For more about this individual, including information about her compensation, other accounts she manages, and any investment she may have in the fund, see the SAI.

Dianne M. Sales, CFA

■

Managing Director and Senior Portfolio Manager

■

Managed the fund since 1995

■

Began business career in 1984

Custodian

Holds the fund's assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund's net asset value.

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners, and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

Tax-Free Bond Fund—Fund details 11

Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions).  Certain information reflects financial results for a single fund share.

The financial statements of the fund as of May 31, 2014, have been audited by PricewaterhouseCoopers LLP (PwC), the fund's independent registered public accounting firm. The report of PwC, along with the fund's financial statements in the fund's annual report for the fiscal year ended May 31, 2014, has been incorporated by reference into the SAI. Copies of the fund's most recent annual report are available upon request.

Tax-Free Bond Fund Class A shares
Per share operating performance	Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Net asset value, beginning of period		$10.31	$10.37	$9.70	$9.97	$9.53
Net investment income [1]		0.41	0.41	0.43	0.44	0.45
Net realized and unrealized gain (loss) on investments		(0.24)	(0.06)	0.67	(0.27)	0.44
Total from investment operations		0.17	0.35	1.10	0.17	0.89
Less distributions
From net investment income		(0.41)	(0.41)	(0.43)	(0.44)	(0.45)
Net asset value, end of period		$10.07	$10.31	$10.37	$9.70	$9.97
Total return (%) [2,3]		1.88	3.40	11.61	1.79	9.56
Ratios and supplemental data
Net assets, end of period (in millions)		$394	$447	$442	$411	$440
Ratios (as a percentage of average net assets):
Expenses before reductions		0.95	0.94	0.95	0.96	0.98
Expenses including reductions		0.84	0.84	0.86	0.96	0.98
Net investment income		4.24	3.94	4.30	4.54	4.64
Portfolio turnover (%)		12	11	25	20	28

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

12	Tax-Free Bond Fund—Fund details

Tax-Free Bond Fund Class B shares
Per share operating performance	Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Net asset value, beginning of period		$10.31	$10.37	$9.70	$9.97	$9.53
Net investment income [1]		0.34	0.33	0.36	0.37	0.38
Net realized and unrealized gain (loss) on investments		(0.24)	(0.06)	0.67	(0.27)	0.44
Total from investment operations		0.10	0.27	1.03	0.10	0.82
Less distributions
From net investment income		(0.34)	(0.33)	(0.36)	(0.37)	(0.38)
Net asset value, end of period		$10.07	$10.31	$10.37	$9.70	$9.97
Total return (%) [2,3]		1.12	2.63	10.78	1.04	8.74
Ratios and supplemental data
Net assets, end of period (in millions)		$6	$8	$7	$7	$10
Ratios (as a percentage of average net assets):
Expenses before reductions		1.70	1.69	1.70	1.71	1.74
Expenses including reductions		1.59	1.59	1.61	1.71	1.73
Net investment income		3.48	3.18	3.54	3.78	3.89
Portfolio turnover (%)		12	11	25	20	28

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Tax-Free Bond Fund Class C shares
Per share operating performance	Period ended	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Net asset value, beginning of period		$10.30	$10.37	$9.70	$9.97	$9.53
Net investment income [1]		0.34	0.33	0.36	0.37	0.38
Net realized and unrealized gain (loss) on investments		(0.24)	(0.07)	0.67	(0.27)	0.44
Total from investment operations		0.10	0.26	1.03	0.10	0.82
Less distributions
From net investment income		(0.34)	(0.33)	(0.36)	(0.37)	(0.38)
Net asset value, end of period		$10.06	$10.30	$10.37	$9.70	$9.97
Total return (%) [2,3]		1.12	2.53	10.78	1.04	8.74
Ratios and supplemental data
Net assets, end of period (in millions)		$35	$53	$45	$36	$38
Ratios (as a percentage of average net assets):
Expenses before reductions		1.70	1.69	1.70	1.71	1.73
Expenses including reductions		1.59	1.59	1.61	1.71	1.73
Net investment income		3.48	3.19	3.54	3.78	3.88
Portfolio turnover (%)		12	11	25	20	28

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Tax-Free Bond Fund—Fund details 13

Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution, and service of its shares. Your financial representative can help you decide which share class is best for you. Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such plans generally include, but are not limited to, defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans.

Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

■

The plan held Class A shares of the fund or any John Hancock fund prior to January 1, 2013;

■

Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund's representatives have agreed that the plan may invest in Class A shares after that date; and

■

Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund's representatives have agreed that plans utilizing such model may invest in Class A shares after that date.

Class A shares

■

A front-end sales charge, as described in the section "How sales charges are calculated"

■

Distribution and service (Rule 12b-1) fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed waive 0.10% of these fees until September 30, 2015)

Class C shares

■

No front-end sales charge; all your money goes to work for you right away

■

Distribution and service (Rule 12b-1) fees of 0.90% (under the Rule 12b-1 plan, the distributor has the ability to collect 1.00%; however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2015)

■

A 1.00% contingent deferred sales charge (CDSC) on shares sold within one year of purchase

■

No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see "Sales charge reductions and waivers").

Class B shares (closed)

■

No front-end sales charge; all your money goes to work for you right away

■

Distribution and service (Rule 12b-1) fees of 0.90% (under the Rule 12b-1 plan, the distributor has the ability to collect 1.00%; however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2015)

■

A CDSC, as described in the section "How sales charges are calculated"

■

Automatic conversion to Class A shares after eight years, thus reducing future annual expenses

Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. Any other investment received by a John Hancock fund that is intended for Class B shares will be rejected. A shareholder owning Class B shares may continue to hold those shares until such shares automatically convert to Class A shares under the fund's existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable CDSC. Existing shareholders will continue to have exchange privileges with Class B shares of other John Hancock funds.

Class B shareholders will no longer be permitted to make automatic investments in Class B shares through the Monthly Automatic Accumulation Program (MAAP). To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another John Hancock fund for any purchases, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B shares will be rejected. No new Class B share MAAPs will be established.

Class B shareholders can continue to hold Class B shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with a MAAP for an IRA or SIMPLE IRA account did not provide alternative investment instructions by July 1, 2013, subsequent automatic purchases will be rejected.

All other Class B share features, including, but not limited to, distribution and service fees, CDSC, the reinstatement privilege, and conversion features, will remain unchanged for Class B shares currently held. Accumulation privileges as described below will remain unchanged. Shareholders can continue to include the value of Class B shares of any John Hancock open-end fund currently owned for purposes of qualifying for a reduced Class A share sales charge.

Employer-sponsored retirement plans that currently hold Class B shares and can no longer purchase Class B shares due to the Class B share closure to purchases may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly assess a sales charge on plan investments, or Class C shares if the plans meet Class C share eligibility requirements and Class C shares are available on their recordkeeper's platform. If the recordkeeper is not able to assess a front-end sales charge on Class A shares, or Class C shares are otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in one of the R share classes.

Rule 12b-1 fees

Rule 12b-1 fees will be paid to the fund's distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class, and for the payment of service fees that come

14	Tax-Free Bond Fund—Your account

within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■

directly, by the payment of sales commissions, if any; and

■

indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor's own resources.

These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor's efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing, or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (rollover compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John Hancock funds. The rollover compensation is paid from a fund's Rule 12b-1 fees to the plan's broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund) under the rollover program. Rollover compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

Your investment ($)	As a % of offering price *	As a % of your investment
Up to 99,999	4.00	4.17
100,000–249,999	3.50	3.63
250,000–499,999	2.50	2.56
500,000–999,999	2.00	2.04
1,000,000 and over	See below
*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class T, Class ADV, Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund's Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund's website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial advisor, or refer to the section entitled "Initial sales charge on Class A shares" in the fund's SAI. You may request an SAI from your broker or financial advisor by accessing the fund's website at jhinvestments.com or by calling Signature Services at 800-225-5291.

Tax-Free Bond Fund—Your account 15

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on investments of $1 million or more

Years after purchase	CDSC (%)
1 st year	1.00
After 1 st year	None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C shares

Class C shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC (%)
1 st year	5.00
2 nd year	4.00
3 rd or 4 th year	3.00
5 th year	2.00
6 th year	1.00
After 6 th year	None

Class C deferred charges

Years after purchase	CDSC (%)
1 st year	1.00
After 1 st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■

Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■

Letter of intention—lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a John Hancock fund's Class A and Class T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month letter of intention, described in the SAI.

■

Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "Opening an account"), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

■

to make payments through certain systematic withdrawal plans

■

certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

■

redemptions pursuant to the fund's right to liquidate an account that is below the minimum account value stated below in "Dividends and account policies," under the subsection "Small accounts"

■

redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■

to make certain distributions from a retirement plan

16	Tax-Free Bond Fund—Your account

■

because of shareholder death or disability

■

rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

■

selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■

financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based, or wrap investment products under a signed agreement with the distributor

■

financial intermediaries who have entered into agreements with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

■

fund trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)

■

individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

■

individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA

■

individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock funds back to the original account type from which they were converted

■

participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

■

participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

■

certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

■

terminating participants in a pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts or for which John Hancock Trust Company serves as trustee, rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account through John Hancock's Personal Financial Services (PFS) Group by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■

participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan's termination, were held in certain John Hancock group annuity contracts or in trust by John Hancock Trust Company, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account through John Hancock's PFS Group by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■

participants actively enrolled in a John Hancock Retirement Plan Services (RPS) plan account rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through the John Hancock PFS Group (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant's John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

■

individuals rolling over assets held in a John Hancock custodial
403(b)(7) account into a John Hancock custodial IRA account

■

former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Tax-Free Bond Fund—Your account 17

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■

exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction policies" in this prospectus for additional details)

■

dividend reinvestments (see "Dividends and account policies" in this prospectus for additional details)

Opening an account

1

Read this prospectus carefully.

2

Determine how much you want to invest. The minimum initial investment for Class A and Class C shares of the fund is $1,000, except as follows:

■

there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

■

group investments: $250

■

there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3

All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 800-225-5291.

4

Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5

Make your initial investment using the instructions under "Buying shares." You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

18	Tax-Free Bond Fund—Your account

Buying shares

Opening an account	Adding to an account
By check

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.

■

Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.	■ Log on to the website below to process exchanges between funds. ■ Call EASI-Line for automated service. ■ Call your financial representative or Signature Services to request an exchange.
By wire

■

Deliver your completed application to your financial representative or mail it to Signature Services.

■

Obtain your account number by calling your financial representative or Signature Services.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

■

Complete the "Bank information" section on your account application.

■

Log on to the website below to initiate purchases using your authorized bank account.

By phone
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the ACH system.

■

Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

■

Call EASI-Line for automated service.

■

Call your financial representative or call Signature Services between
8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between
8:00 A.M. and 6:00 P.M., Eastern time.

To add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

Tax-Free Bond Fund—Your account 19

Selling shares

To sell some or all of your shares
By letter
■ Accounts of any type ■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
■ Most accounts ■ Sales of up to $100,000	■ Log on to the website below to initiate redemptions from your fund.
By phone
■ Most accounts ■ Sales of up to $100,000

■

Call EASI-Line for automated service.

■

Call your financial representative or call Signature Services between
8:00 A.M. and 7:00 P.M., Monday–Thursday, and on Friday, between
8:00 A.M. and 6:00 P.M., Eastern time.

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Requests by Internet or phone to sell up to $100,000

■

To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge a fee for this service.

■

Funds requested by EFT are generally available by the second business day. Your bank may charge a fee for this service.

By exchange
■ Accounts of any type ■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website or by calling your financial representative or Signature Services.

■

Log on to the website below to process exchanges between your funds.

■

Call EASI-Line for automated service.

■

Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

20	Tax-Free Bond Fund—Your account

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days;

■

you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above).

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-338-8080	Signature Services, Inc. 800-225-5291

Tax-Free Bond Fund—Your account 21

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. Consequently, the fund's portfolio securities may trade and the NAV of the fund's shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund's Pricing Committee in certain instances. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is valued at the price on the exchange where the security was acquired or most likely will be sold. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. Certain short-term securities purchased with an original or remaining maturity of 60 days or less remaining at par, are valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund's Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical.

Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

The fund may change or cancel its exchange policies at any time, upon 60 days' written notice to its shareholders. For further details, see

22	Tax-Free Bond Fund—Your account

"Additional services and programs" in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund's shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund's request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify

Tax-Free Bond Fund—Your account 23

excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund's policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund's ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■

A fund that invests a significant portion of its assets in small- or mid- capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of securities" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■

A fund that invests a significant portion of its assets in municipal securities, including below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of securities" incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.

Certificated shares

The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can be sold only by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

■

after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance

■

after any changes of name or address of the registered owner(s)

■

in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed at least annually, typically after the end of the fund's fiscal year. Most of the fund's dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

24	Tax-Free Bond Fund—Your account

Taxability of dividends

The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax. Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. The fund's dividends are generally not exempt from state and local income taxes.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund's distributions exceed its taxable and tax-exempt interest income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section "Opening an account" and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

■

Make sure you have at least $5,000 worth of shares in your account.

■

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

■

Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■

Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.

■

Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 800-225-5291.

John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund's fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund's fiscal year. A description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Tax-Free Bond Fund—Your account 25

For more information

Two documents are available that offer further information on the fund:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, and investment strategies that significantly affected performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund's policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents or request other information

There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:

Online:jhinvestments.com

By mail:
John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

By EASI-Line: 800-338-8080

By phone: 800-225-5291

By TTY:800-231-5469

You can also view or obtain copies of these documents through the SEC:

Online:sec.gov

By email (duplicating fee required):publicinfo@sec.gov

By mail (duplicating fee required):
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC's Public Reference Room in Washington, DC

For access to the Reference Room call 202-551-8090.

© 2014 JOHN HANCOCK FUNDS, LLC 520PN 10-1-14 SEC file number: 811-05968

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

JOHN HANCOCK TAX-EXEMPT SERIES FUND

Statement of Additional Information

October 1, 2014

	A	B	C	I	R1	R2	R3	R4	R5	R6	NAV	1
John Hancock Bond Fund	JHNBX	JHBBX	JHCBX	JHBIX	N/A	JHRBX	N/A	N/A	N/A	JHBSX	N/A	N/A
John Hancock California Tax-Free Income Fund	TACAX	TSCAX	TCCAX	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John Hancock Focused High Yield Fund (formerly John Hancock High Yield Fund)	JHHBX	TSHYX	JHYCX	JYHIX	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
John Hancock Global Conservative Absolute Return Fund	JHRAX	N/A	JHRCX	JHRIX	—	—	—	—	—	JHRRX	—	—
John Hancock Global Short Duration Credit Fund	—	N/A	N/A	—	N/A	N/A	N/A	N/A	N/A	N/A	—	N/A
John Hancock Government Income Fund	JHGIX	TSGIX	TCGIX	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John Hancock High Yield Municipal Bond Fund	JHTFX	TSHTX	JCTFX	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John Hancock Income Fund	JHFIX	STIBX	JSTCX	JSTIX	JSTRX	JSNSX	JSNHX	JSNFX	JSNVX	JSNWX	N/A	N/A
John Hancock Investment Grade Bond Fund	TAUSX	TSUSX	TCUSX	TIUSX	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John Hancock Massachusetts Tax-Free Income Fund	JHMAX	JHMBX	JMACX	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John Hancock New York Tax-Free Income Fund	JHNYX	JNTRX	JNYCX	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John Hancock Tax-Free Bond Fund	TAMBX	TSMBX	TBMBX	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1

This Statement of Additional Information (“SAI”) provides information about each of the series listed above. John Hancock Focused High Yield Fund (“Focused High Yield Fund”), John Hancock Global Conservative Absolute Return Fund (“Global Conservative Absolute Return Fund”), John Hancock Global Short Duration Credit Fund (“Global Short Duration Credit Fund”), John Hancock Government Income Fund (“Government Income Fund”) and John Hancock Investment Grade Bond Fund (“Investment Grade Bond Fund”) are series of John Hancock Bond Trust (“Bond Trust”). John Hancock California Tax-Free Income Fund (“California Tax-Free Income Fund”) is a series of John Hancock California Tax-Free Income Fund. John Hancock High Yield Municipal Bond Fund (“High Yield Municipal Bond Fund”) and John Hancock Tax-Free Bond Fund (“Tax-Free Bond Fund”) are series of John Hancock Municipal Securities Trust (“Municipal Securities Trust”). John Hancock Bond Fund (“Bond Fund”) is a series of John Hancock Sovereign Bond Fund (“Sovereign Bond Fund”). John Hancock Income Fund (“Income Fund”) is a series of John Hancock Strategic Series (“Strategic Series”). John Hancock Massachusetts Tax-Free Income Fund (“Massachusetts Tax-Free Income Fund”) and John Hancock New York Tax-Free Income Fund (“New York Tax-Free Income Fund”) are series of John Hancock Tax-Exempt Series Fund (“Tax-Exempt Series Fund”). Each series is referred to herein as a “Fund” (collectively, the “Funds”). Each trust is referred to herein as a “Trust” (collectively, the “Trusts”). The information in this SAI is in addition to the information that is contained in each Fund’s current prospectus or prospectuses dated October 1, 2014 (each a “Prospectus” and collectively, the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. This SAI incorporates by reference the financial statements of each Fund for the period ended May 31, 2014, as well as the related opinion of the Fund’s independent registered public accounting firm, as included in the Fund’s most recent annual report to shareholders (each an “Annual Report”). A copy of a Prospectus or Annual Report can be obtained free of charge by contacting:

John Hancock Signature Services Inc.

P. O. Box 55913

Boston, MA 02205-5913

800-225-5291

jhinvestments.com

2

3

ORGANIZATION OF THE TRUSTS

Each Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to June 29, 2012, Income Fund was called John Hancock Strategic Income Fund. Prior to January 3, 2014, Focused High Yield Fund was called John Hancock High Yield Fund, and, prior to April 26, 2004, it was called John Hancock High Yield Bond Fund. Prior to April 26, 2004, Investment Grade Bond Fund was called John Hancock Intermediate Government Fund. Each of California Tax-Free Income Fund and High Yield Municipal Bond Fund is a non-diversified series of its respective Trust. Each other Fund is a diversified series of its respective Trust. Each of California Tax-Free Income Fund, High Yield Municipal Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund (each a “Tax-Free Fund” and collectively, the “Tax-Free Funds”) invests primarily in tax-exempt securities. The Trusts were organized on the following dates:

Trust	Date of Organization
Bond Trust	November 29, 1984
John Hancock California Tax-Free Income Fund	October 16, 1989
Municipal Securities Trust	November 13, 1989
Sovereign Bond Fund	October 5, 1984
Strategic Series	April 16, 1986
Tax-Exempt Series Fund	March 24, 1987

John Hancock Advisers, LLC (the “Advisor”) is the investment advisor to the Trusts and each of the Funds. The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”). The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“Manulife Financial” or “MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Advisor has retained for each Fund a subadvisor that is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the applicable Trust (collectively, the “Board”) and the overall supervision of the Advisor.

Manulife Financial is a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, Manulife Financial offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were C$637.3 billion (US$596.9 billion) as of June 30, 2014.

Manulife Financial trades as “MFC” on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Philippine Stock Exchange, and under “945” on the Stock Exchange of Hong Kong. Manulife Financial can be found on the Internet at manulife.com.

The Funds have different dates for the commencement of operations, which are listed below:

Fund	Commencement of Operations
Bond Fund	September 15, 1995 (successor to Transamerica Investment Quality Bond Fund, which commenced operations on November 9, 1973)
California Tax-Free Income Fund	December 29, 1989
Focused High Yield Fund	October 26, 1987
Global Conservative Absolute Return Fund	July 16, 2013
Global Short Duration Credit Fund	October 21, 2013
Government Income Fund	February 23, 1988

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Fund	Commencement of Operations
High Yield Municipal Bond Fund	August 25, 1986
Income Fund	August 18, 1986
Investment Grade Bond Fund	December 31, 1991
Massachusetts Tax-Free Income Fund	September 3, 1987
New York Tax-Free Income Fund	September 3, 1987
Tax-Free Bond Fund	January 5, 1990

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund are described in each applicable Prospectus. Unless otherwise indicated in each applicable Prospectus or this SAI, the investment objective and policies of the Funds may be changed without shareholder approval. However, the respective investment objectives of Bond Fund and Income Fund are fundamental and may not be changed without shareholder approval. In addition, with respect to each of California Tax-Free Income Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund, the policy of investing at least 80% of net assets (plus amounts borrowed for investment purposes) in tax-exempt securities is fundamental and may not be changed without shareholder approval. With respect to High Yield Municipal Bond Fund, the policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal bonds is fundamental and may not be changed without shareholder approval. Each Fund may invest in the types of instruments described below, unless otherwise indicated in the applicable Prospectuses or this SAI.

Conversion of Debt Securities

In the event debt securities held by a Fund are converted to or exchanged for equity securities, the Fund may continue to hold such equity securities, but only if and to the extent consistent with and permitted by its investment objectives and policies.

Money Market Instruments

Money market instruments (and other securities as noted under each Fund description) may be purchased for temporary defensive purposes or for short-term investment purposes.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:

•	Student Loan Marketing Association;
•	Federal Home Loan Banks (“FHLBs”);
•	Federal Intermediate Credit Banks; and
•	Federal National Mortgage Association (“Fannie Mae”).

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. There also are separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this SAI, “U.S. government

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securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, the Federal Housing Finance Agency (the “FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. The FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Municipal Obligations (Focused High Yield Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund and the Tax-Free Funds)

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations. There also is the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

Focused High Yield Fund may invest up to 10% of its total assets in municipal obligations, including municipal bonds issued at a discount, in circumstances where the subadvisor determines that investing in such obligations would facilitate the Fund’s ability to accomplish its investment objectives.

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

The yields or returns on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) represent their opinions as to the quality of various municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. See Appendix A for a description of ratings. Consequently, municipal bonds with the same maturity and interest rate with different ratings may have the same yield. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors.

Municipal Bonds Issued by the Commonwealth of Puerto Rico. A Fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax-exempt.

Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of a Fund's holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. The Puerto Rican economy is reliant on manufacturing, services, and tourism, and its economy and financial operations generally parallel the economic cycles of those in the

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United States. As a result, economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the most recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Several rating organizations have downgraded a number of securities issued in Puerto Rico to below investment-grade or placed them on “negative watch.” Any further downgrades could place additional strain on the Puerto Rican economy. Puerto Rican financial difficulties potentially could lead to less liquidity, wider yield spreads over benchmark U.S. government securities, and greater risk of default for Puerto Rican municipal securities, and consequently may increase the volatility of a Fund’s share price, and adversely affect the value of a Fund’s investments and its investment performance.

A Fund may invest in general obligation or revenue bonds issued by the Commonwealth of Puerto Rico. The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes, project notes and construction loan notes.

Tax-Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the notes.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development (“HUD”) and carry a U.S. government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the U.S. government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from project notes.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund may invest in commercial paper that is rated “A-1” or “A-2” by S&P, “P-1” or “P-2” by Moody’s, or at least “F-1” by Fitch, or that is not rated but considered by the subadvisor to be of comparable quality. Ratings of “A-2” or “P-2” on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issuers designated “A-1” or “P-1.”

High Yield (High Risk) Municipal Debt Obligations. Municipal bonds rated “BBB” or “BB” by S&P or Fitch, or “Baa” or “Ba” by Moody’s, or lower (and their unrated equivalents) are considered to have some speculative characteristics and, to varying degrees, can pose special risks generally involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities.

A subadvisor may be authorized to purchase lower-rated municipal bonds when, based upon price, yield and its assessment of quality, investment in these bonds is determined to be consistent with a Fund’s investment objectives. The subadvisor will evaluate and monitor the quality of all investments, including lower-rated bonds, and will dispose of these bonds as determined to be necessary to assure that the Fund’s portfolio is constituted in a manner consistent with these objectives. To the extent that a Fund’s investments in lower-rated municipal bonds emphasize obligations believed to be consistent with the goal of preserving capital, these obligations may

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not provide yields as high as those of other obligations having these ratings, and the differential in yields between these bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available. Certain Funds’ Prospectuses include additional information regarding a Fund’s ability to invest in lower-rated debt obligations under “Principal investment strategies.”

Callable Bonds (Each Fund other than Government Income Fund and Investment Grade Bond Fund)

Callable bonds contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price that typically reflects a premium over the bonds’ original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called) that usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

When feasible, Bond Fund will purchase debt securities that are non-callable.

Canadian and Provincial Government and Crown Agency Obligations (Each Fund other than the Tax-Free Funds)

Canadian Government Obligations. Canadian government obligations are debt securities issued or guaranteed as to principal or interest by the government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable government of Canada loans.

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

•	Export Development Corporation;
•	Farm Credit Corporation;
•	Federal Business Development Bank; and
•	Canada Post Corporation.

In addition, certain Crown Agencies that are not, by law, agents of Her Majesty may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the government of Canada. No assurance can be given that the government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and that it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

•	provincial railway corporation;

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•	provincial hydroelectric or power commission or authority;
•	provincial municipal financing corporation or agency; and
•	provincial telephone commission or authority.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

Certificates of Deposit (each Fund other than Bond Fund, Income Fund and Investment Grade Bond Fund). Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits (each Fund other than Bond Fund, California Tax-Free Income Fund, Investment Grade Bond Fund, Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund). Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers’ Acceptances (each Fund other than Bond Fund, Income Fund and Investment Grade Bond Fund). Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity. These obligations are not insured by the Federal Deposit Insurance Corporation.

Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund may not invest in obligations of banks with less than $1 billion of assets.

Commercial Paper (Focused High Yield Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund, Government Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund)

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

Variable Amount Master Demand Notes (Global Conservative Absolute Return Fund and Global Short Duration Credit Fund). Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

A subadvisor will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch and which the subadvisor has determined present minimal risk of loss. A subadvisor will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source, such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV generally will be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

Corporate Obligations (Global Conservative Absolute Return Fund, Global Short Duration Credit Fund and Government Income Fund)

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Fund-Specific Policies regarding Corporate Debt Securities (Bond Fund and Investment Grade Bond Fund)

A Fund may purchase corporate debt securities bearing fixed or fixed and contingent interest as well as those that carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, or participations based on revenues, sales or profits. A Fund may purchase preferred securities. A Fund will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the Fund’s total assets taken at market value.

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Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price. A repurchase agreement can be viewed as a loan made by a Fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements provide the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. government securities. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadvisor shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions on behalf of the Funds. The counterparties to a repurchase agreement transaction are limited to a:

•	Federal Reserve System member bank;

•	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or

•	broker/dealer, which reports U.S. government securities positions to the Federal Reserve Board.

Global Conservative Absolute Return Fund and Global Short Duration Credit Fund also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet the subadvisor’s creditworthiness requirements.

The Advisor and the subadvisor will continuously monitor repurchase agreement transactions to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A Fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Foreign Repurchase Agreements (Global Conservative Absolute Return Fund and Global Short Duration Credit Fund)

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

The following discussion provides an explanation of some of the other instruments in which a Fund may invest, but only if and to the extent that such investment is consistent with and permitted by its investment objectives and policies.

Warrants (Each Fund other than the Tax-Free Funds)

Warrants may trade independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and

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warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Fund sells a debt security and agrees to repurchase it at an agreed-upon time and at an agreed-upon price. The Fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed-upon future date, the Fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund’s NAV per share. A Fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash or liquid securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

Fund-Specific Policies regarding Reverse Repurchase Agreements (Each Fund other than Global Conservative Absolute Return Fund and Global Short Duration Credit Fund). A Fund may enter into reverse repurchase agreements that involve the sale of government securities held in its portfolio to a bank. High Yield Municipal Bond Fund, Investment Grade Bond Fund and Tax-Free Bond Fund also may enter into reverse repurchase agreements that involve the sale of such securities to a securities firm.

Each of Focused High Yield Fund, Government Income Fund, High Yield Municipal Bond Fund, Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33⅓% of the market value of the Fund’s total assets. Income Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33% of the market value of the Fund’s total assets (See “Additional Investments – Borrowing”). California Tax-Free Income Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. Tax-Free Bond Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the Fund’s total assets. Bond Fund and Investment Grade Bond Fund will not enter into reverse repurchase agreements or borrow money, except that as a temporary measure for extraordinary or emergency purposes each Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33⅓% of the total assets (including the amount borrowed) of the Fund valued at market.

Each of Government Income Fund and High Yield Municipal Bond Fund will not make additional investments while borrowings (including reverse repurchase agreements) exceed 5% of the Fund’s total assets. Each of Bond Fund, California Tax-Free Income Fund and Tax-Free Bond Fund may not purchase additional securities while all borrowings exceed 5% of the Fund’s total assets. Investment Grade Bond Fund may not purchase additional securities while all borrowings exceed 5% of the Fund’s total assets (taken at market). Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund will not purchase additional securities while borrowings are outstanding.

Investment Grade Bond Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as “leverage,” which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the subadvisor determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Forward commitment transactions shall not constitute borrowings and interest paid on any borrowings will reduce the Fund’s net investment income.

Bond Fund will not use leverage to attempt to increase income.

Investments in Creditors’ Claims (Focused High Yield Fund, Global Conservative Absolute Return Fund and Global Short Duration Credit Fund)

Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditors’ Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

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Creditors’ Claims may be purchased directly from a creditor although most are purchased through brokers. A Creditors’ Claim can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations in which a Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.

Convertible Securities (Focused High Yield Fund)

The Fund may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, the issuers of convertible securities may default on their obligations.

Mortgage Securities (Each Fund other than the Tax-Free Funds)

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, when a Fund that invests in mortgage securities, it receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

•	one-year, three-year and five-year constant maturity Treasury Bill rates;

•	three-month or six-month Treasury Bill rates;

•	11th District Federal Home Loan Bank Cost of Funds;

•	National Median Cost of Funds; or

•	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.

During periods of increasing rates, a Fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the Fund would likely decrease. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a Fund’s NAV could

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vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately Issued Mortgage Securities. Privately issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

•	mortgage bankers;

•	commercial banks;

•	investment banks;

•	savings and loan associations; and

•	special purpose subsidiaries of the foregoing.

Since privately issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately issued mortgage securities, see “Types of Credit Support” below. A Fund that invests in mortgage securities will not limit its investments in mortgage securities to those with credit enhancements.

Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a Fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Separately traded interest components of securities may be issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

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Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed each Fund’s respective limitation on investments in illiquid securities.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities, even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectuses and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectuses and this SAI, is expected to contribute to a Fund’s relatively stable NAV.

Similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”) are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.

Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund.

Inverse Floaters (Global Conservative Absolute Return Fund, Global Short Duration Credit Fund and Government Income Fund). Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a Fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid and, together with any other illiquid investments, will not exceed a Fund’s respective limitation on investments in illiquid securities.

Inverse floaters are derivative mortgage securities that are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”

Asset-Backed Securities (Each Fund other than the Tax-Free Funds)

The securitization techniques used to develop mortgage securities also are being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a Fund’s ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in its Prospectuses, each of Government Income Fund and Investment Grade Bond Fund will only invest

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in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or “AA” or better by Moody’s. Unless otherwise stated in its Prospectuses, each other Fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or Fitch or “Aa” or better by Moody’s.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A Fund investing in asset-backed securities will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of a Fund’s respective limitation with respect to investments in illiquid securities under “Additional Investment Policies.”

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

•	liquidity protection; and

•	default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

•	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

•	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

•	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Bond Obligations, Collateralized Loan Obligations, and Collateralized Debt Obligations. Obligations in which the fund may be authorized to invest may include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and

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disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.

For a Fund that seeks current income as part of its investment objective, investing in pay-in-kind, delayed and zero coupon bonds does not relate to that element of its investment objective, e.g., seeking capital appreciation, preservation of capital or prudent investment risk. In addition, such Fund may invest in these securities to the extent that doing so is consistent with its temporary defensive investment policy.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loans and Other Direct Debt Instruments (Global Conservative Absolute Return Fund and Global Short Duration Credit Fund)

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

High Yield (High Risk) Domestic Corporate Debt Securities (Each Fund other than Investment Grade Bond Fund and the Tax-Free Funds)

High yield corporate debt securities include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. Bonds also may have variable rates of interest or debt securities, which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Today, much high yield debt is used for general corporate purposes, such as financing capital needs or consolidating and paying down bank lines of credit.

The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors

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may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio. Certain Funds’ Prospectuses include additional information regarding a Fund’s ability to invest in lower-rated debt obligations under “Principal investment strategies.”

A Fund is not obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the rating requirements that Fund imposes at the time of purchase.

Brady Bonds (Bond Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund, Government Income Fund and Income Fund)

Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, investments in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan are available.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

•	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value, which carry a below-market stated rate of interest (generally known as par bonds);

•	bonds issued at a discount from face value (generally known as discount bonds);

•	bonds bearing an interest rate which increases over time; and

•	bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16th of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a Fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the “IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A Fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Government Income Fund may invest up to 10% of its total assets in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount.

Sovereign Debt Obligations (Each Fund other than the Tax-Free Funds)

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of

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the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Funds.

Indexed Securities (Each Fund other than Bond Fund, Income Fund and Investment Grade Bond Fund)

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price.

Each of Focused High Yield Fund, Government Income Fund and the Tax-Free Funds may invest up to 10% of its total assets in indexed securities, including floating rate securities that are subject to a maximum interest rate (“capped floaters”) and leveraged inverse floating rate securities.

Hybrid Instruments (Global Conservative Absolute Return Fund and Global Short Duration Credit Fund)

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”).

Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

•	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

•	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).

Hybrid Instruments may take a variety of forms, including, but not limited to:

•	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

•	preferred stock with dividend rates determined by reference to the value of a currency; or

•	convertible securities with the conversion terms related to a particular commodity.

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Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a Fund may decline if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

Structured Notes. Structured notes include investments in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

Structured Securities (Bond Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund and Investment Grade Bond Fund)

Structured securities include notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Structured or Hybrid Notes (Focused High Yield Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund, Government Income Fund and the Tax-Free Funds)

The distinguishing feature of a “structured” or “hybrid note” is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund’s loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Depositary Receipts (Focused High Yield Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund and Income Fund)

Focused High Yield Fund, Global Conservative Absolute Return Fund and Global Short Duration Credit Fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs” and “NVDRs,” respectively) as described in their investment policies. Income Fund may invest in ADRs.

Securities of foreign issuers may include ADRs, EDRs, GDRs, IDRs and NVDRs. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

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ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.

EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a foreign bank or exchange affiliate similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security. NVDRs do not have voting rights.

Variable and Floating Rate Obligations

Investments in floating or variable rate securities normally will involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank. In addition, a bondholder can demand payment of the obligations on behalf of an investing Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

Municipal Floating Rate Instruments (Tax-Free Funds). Municipal floating rate instruments are floating rate instruments that are created by dividing a municipal security’s interest rate into two or more different components. Typically, with respect to such an instrument, one component (“floating rate component” or “FRC”) pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index; a second component (“inverse floating rate component” or “IFRC”) pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). Each Fund may purchase FRCs without limitation. Up to 10% of a Fund’s total assets may be invested in IFRCs in an attempt to protect against a reduction in the income earned on the Fund’s other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that IFRCs are not readily marketable, as determined by the subadvisor pursuant to guidelines adopted by the Board, they will be considered illiquid for purposes of a Fund’s respective limitation on investments in illiquid securities.

Exchange-Traded Funds (“ETFs”) (Global Conservative Absolute Return Fund and Global Short Duration Credit Fund)

An ETF is a type of investment company, shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF include the risks of owning the underlying securities it is designed to track. In addition, the lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs. Also, there is a risk that an ETF may fail to closely track the index or basket of securities that it is designed to replicate.

Exchange-Traded Notes (“ETNs”) (Global Conservative Absolute Return Fund and Global Short Duration Credit Fund)

ETNs are senior, unsecured, unsubordinated debt securities the returns of which are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

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ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Custodial Receipts (Focused High Yield Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund, Government Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund)

A Fund may acquire custodial receipts for U.S. government securities. Custodial receipts evidence ownership of future interest payments, principal payments or both, and include Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). For certain securities law purposes, custodial receipts are not considered U.S. government securities.

Yield Curve Notes (Global Conservative Absolute Return Fund, Global Short Duration Credit Fund and Government Income Fund)

Inverse floating rate securities include, but are not limited to, an inverse floating rate class of a government agency-issued yield curve note. A yield curve note is a fixed income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Common Stock (Focused High Yield Fund and Income Fund)

Focused High Yield Fund may invest up to 20% and Income Fund may invest up to 10% of net assets in common stocks of U.S. and foreign companies. Stock market movements may lower the value of the Fund’s investments in stocks. A company’s stock price also may fluctuate significantly in response to other factors such as disappointing earnings reports, loss of major customers, litigation or changes in government regulations affecting the company or its industry. The Fund can invest in companies of any size including small-capitalization and mid-capitalization companies, whose stock prices may be more volatile than those of larger companies.

Non-Diversification (California Tax-Free Income Fund and High Yield Municipal Bond Fund)

Each of California Tax-Free Income Fund and High Yield Municipal Bond Fund has elected “non-diversified” status under the 1940 Act and may invest more than 5% of its total assets in securities of a single company. However, each Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Code. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of each Fund’s total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund’s investment in an issuer does not exceed 5% of the value of the Fund’s total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

A Fund’s strategy of investing in a limited number of issuers may increase the volatility of that Fund’s investment performance. If the issuers that the Fund invests in perform poorly, the Fund could incur greater losses than if it had invested in a larger number of issuers. As a result, the NAV per share of the Fund can be expected to fluctuate more than that of a comparable “diversified” fund.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies of the Funds, but only if and to the extent that such policies are consistent with and permitted by a Fund’s investment objectives and policies.

Lending of Securities

A Fund may lend its securities so long as such loans do not represent more than 33⅓% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral

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will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Advisor. A Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Certain series of the Trusts have entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), or Brown Brothers Harriman & Co. (“Brown Brothers Harriman”) as their securities lending agent (the “Securities Lending Agreement”). Under each Securities Lending Agreement, Goldman Sachs or Brown Brothers Harriman, as applicable, generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs or Brown Brothers Harriman, as applicable, as identified in the Securities Lending Agreement.

Cash collateral may be invested by a Fund in a privately offered registered investment company advised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) that is part of the same group of investment companies as the Funds and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

Interfund Lending

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), a Fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the Fund. Although Global Conservative Absolute Return Fund, Global Short Duration Credit Fund, Government Income Fund, High Yield Municipal Bond Fund, Income Fund and Tax-Free Bond Fund are authorized to participate fully in this program, California Tax-Free Income Fund and Focused High Yield Fund are subject to a fundamental investment restriction that prohibits lending through the program, and Bond Fund, Investment Grade Bond Fund, Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund are subject to a fundamental investment restriction that prohibits borrowing through the program.

A Fund that is authorized to borrow through the program will do so only when the costs are equal to or lower than the cost of bank loans, and a Fund that is authorized to lend through the program will do so only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund that is authorized to borrow through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.

When-Issued/Delayed Delivery/Forward Commitment Securities

Global Conservative Absolute Return Fund and Global Short Duration Credit Fund may purchase or sell securities on a “when-issued,” “delayed-delivery” or “forward commitment” basis. California Tax-Free Income Fund may purchase securities on a when-issued or forward-commitment basis and may sell securities on a forward-commitment basis to hedge against anticipated changes in interest rates and prices. Each other Fund may purchase securities on a when-issued or forward-commitment basis. When-issued, delayed-delivery or forward-commitment transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a Fund has sold securities pursuant to one of these transactions, it will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued, delayed-delivery or

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forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

Under normal circumstances, a Fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but the Fund may, if deemed advisable, sell the securities before the settlement date. Forward contracts may settle in cash between the counterparty and a Fund or by physical settlement of the underlying securities, and the Fund may renegotiate or roll over a forward commitment transaction. In general, a Fund does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the Fund and the counterparty according to an agreed-upon schedule. A Fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV.

While awaiting settlement of the obligations purchased or sold on such basis, a Fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase or sell when-issued, delayed-delivery or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Fund may purchase when-issued or forward commitment securities.

Mortgage Dollar Rolls (Each Fund other than Income Fund and the Tax-Free Funds)

Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A Fund also may be compensated by receipt of a commitment fee. A Fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a Fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund’s NAV per share. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund’s borrowing and other senior securities. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Illiquid Securities

Government Income Fund may not invest more than 10% of its total assets in securities that are not readily marketable (“illiquid securities”). Each other Fund may not invest more than 15% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”); (b) repurchase agreements maturing in more than seven days; (c) IOs and POs of non-governmental issuers; (d) time deposits maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.

Commercial paper issued in reliance on Section 4(2) of the 1933 Act (“Section 4(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution.  Any resale by the purchaser must be made in an exempt transaction.  Section 4(2) Commercial Paper normally is resold to other institutional investors, like the Funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

If the Board determines, based upon a continuing review of the trading markets for specific Section 4(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act, that such investments are liquid, they will not be subject to a Fund’s limitation on investments in illiquid securities.  The Board has adopted procedures and delegated responsibility to the Advisor regarding oversight of the subadvisor’s compliance with the daily function of determining and monitoring the liquidity of restricted securities, including Rule 144A securities and Section 4(2) Commercial Paper, as well as other investments.  The Board, however, retains sufficient oversight and is ultimately responsible for such determinations.  The Board

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carefully monitors each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.  This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Fund-Specific Policies regarding Restricted Securities (Income Fund)

The Fund may acquire restricted securities other than Section 4(2) Commercial Paper and Rule 144A securities, including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund’s Trustees.

Short Sales (Global Conservative Absolute Return Fund and Global Short Duration Credit Fund)

A Fund may make short sales of securities or maintain a short position in anticipation of the decline in the market value of that security (a “short sale”). A Fund may make short sales when a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (often referred to as a short sale “against-the-box”).

In addition, a Fund may make short sales of securities that the fund does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale are typically retained by the broker to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the broker as collateral (not including proceeds from the short sale) will equal the current value of the security sold short. Except for short sales against-the-box, the amount of a Fund’s net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security and theoretically a Fund’s loss could be unlimited. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with a short sale.

Short selling may amplify changes in a Fund’s NAV. Short selling also may produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

There may be certain holding period and gain/loss adjustments due to tax rules regarding short sales. Some long-term capital gains may be recognized as short term and some short-term capital losses may be recognized as long term for tax purposes. There may be losses realized on a short sale that may not be recognized for tax purposes if there is substantially identical property that has appreciated still held.

Short Sales (Income Fund)

The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund also may engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the subadvisor believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund may only make short sales “against the box,” meaning that the Fund, by virtue of its ownership of other securities, has the right to obtain securities equivalent in-kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium

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or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Investment in Other Investment Companies

A Fund may invest in other investment companies (including closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian, investment advisor and/or the subadvisor.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or at discounts to their NAV. Others are continuously offered at NAV, but also may be traded in the secondary market.

Fixed Income Securities

Investment grade bonds are rated at the time of purchase in the four highest rating categories, such as those rated “Aaa,” “Aa,” “A” and “Baa” by Moody’s or “AAA,” “AA,” “A” and “BBB” by S&P or Fitch, as applicable. Obligations rated in the lowest of the top four rating categories (such as “Baa” by Moody’s or “BBB” by S&P or Fitch, as applicable) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. In addition, it is possible that Moody’s, S&P, Fitch and other nationally recognized statistical rating organizations (“NRSROs”), as applicable, might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a Fund, although the subadvisor will consider these events in determining whether it should continue to hold the securities. No more than 25% of California Tax-Free Income Fund’s total assets will be invested in unrated debt obligations (excluding pre-refunded securities secured with high quality U.S. government or similar securities.)

In general, the ratings of Moody’s, S&P and Fitch represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These rating will be used by a Fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s, S&P and Fitch and their significance.

Tax-Exempt Securities (Tax-Free Funds)

In seeking to achieve its investment objective, each Fund invests in a variety of tax-exempt securities. Tax-exempt securities are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer’s counsel (not the Fund’s counsel), is excluded from gross income for federal income tax purposes and from any applicable state personal income taxes. See “Additional Information Concerning Taxes” below. These securities consist of municipal bonds, municipal notes and municipal commercial paper, as well as variable or floating rate obligations and participation interests.

Tax-exempt securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public

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purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses. See “Investment Policies – Municipal Obligations.”

In addition, certain types of “private activity bonds” may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal or student loans, or to obtain funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. California Tax-Free Income Fund may invest up to 20% of its total assets in private activity bonds. Such private activity bonds are considered to be tax-exempt securities if the interest paid thereon is excluded from gross income for federal income tax purposes.

The interest income on certain private activity bonds (including a Fund’s distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the federal alternative minimum tax. California Tax-Free Income Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund will not include tax-exempt securities generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the relevant Prospectus.

Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, also may constitute tax-exempt securities, but current federal tax law places substantial limitations on the size of such issues.

From time to time, proposals have been introduced before Congress that would adversely affect the federal income tax consequences of holding tax-exempt securities. Federal tax legislation enacted primarily during the 1980s limits the types and amounts of tax-exempt securities issuable for certain purposes, especially industrial development bonds and other types of “private activity” bonds. Such limits do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt securities may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the Funds and the value of the Funds’ investments could be materially affected by such changes in law, the Trustees would reevaluate each Fund’s investment objective and policies and consider changes in the structure of the Fund or its dissolution.

Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund may invest in notes of issuers having an issue of outstanding tax-exempt securities rated at least “A” by S&P, Moody’s or Fitch, or notes that are guaranteed by the U.S. government or rated “MIG-1” or “MIG-2” by Moody’s, or unrated notes that are determined to be of comparable quality by the subadvisor.

Yields. The yields or returns on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

The market value of debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities, the portfolio managers of each Fund intend to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. A Fund may invest in debt securities that sell at substantial discounts from par. These securities are low coupon bonds that, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

“Moral Obligation” Bonds. Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund do not currently intend to invest in so-called “moral obligation” bonds, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by the relevant Fund. With “moral obligation” bonds, repayment is backed by a moral commitment of an entity other than the issuer.

Loan Participations and Assignments (Each Fund other than Government Income Fund and the Tax-Free Funds)

Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral

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supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in loans and loan participations will subject a Fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder the Fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadvisor believes to be a fair price.

Corporate loans that a Fund may acquire, or in which a Fund may purchase a loan participation, are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a Fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees, and the Fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

A Fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans also are normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a Fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation generally will increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an

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agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Participation Interests in Tax-Exempt Securities (Tax-Free Funds)

California Tax-Free Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund may purchase from financial institutions tax-exempt participation interests in tax-exempt securities. A participation interest gives a Fund an undivided interest in the tax-exempt security in the proportion that the Fund’s participation interest bears to the total amount of the tax-exempt security. For certain participation interests, a Fund will have the right to demand payment, on a specified number of days’ notice, for all or any part of the Funds participation interest in the tax-exempt security plus accrued interest. Participation interests that are determined to be not readily marketable will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities.

Each Fund may invest in Certificates of Participation (“COPs”), which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. In certain states, such as California, COPs constitute a majority of new municipal financing issues. The facilities typically are used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of each Fund’s respective limitation on investments in illiquid securities, provided the subadvisor determines that there is a readily available market for such securities. An investment in COPs is subject to the risk that a municipality may not appropriate sufficient funds to meet payments on the underlying lease obligation.

In reaching liquidity decisions, the subadvisor will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the subadvisor also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by NRSROs in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of non-appropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the subadvisor.

In general, High Yield Municipal Bond Fund and Tax-Free Bond Fund also may make purchases and sales to restructure the portfolio in terms of average maturity, quality, coupon yield or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation, (d) to realize gains or losses, or (e) for such other reasons as the subadvisor deems relevant in light of economic or market conditions.

Index-Related Securities (“Equity Equivalents”) (Global Short Duration Credit Fund)

A Fund may invest in certain types of securities that enable investors to purchase or sell shares in a basket of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a basket of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P Depositary Receipts (an exchange-traded fund that tracks the S&P 500 Index). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns

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where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of securities.

To the extent that a Fund invests in securities of other investment companies, including Equity Equivalents, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a Fund.

Fund-Specific Policies regarding Investments in Foreign Securities (Bond Fund, Focused High Yield Fund, Government Income Fund, Income Fund and Investment Grade Bond Fund)

Government Income Fund may invest in U.S. dollar-denominated securities of foreign governments or certain supranational entities (such as the World Bank). These securities generally will be rated within the four highest rating categories by an NRSRO such as S&P or Moody’s or, if not so rated, determined to be of equivalent quality in the opinion of the subadvisor, provided that the Fund may invest up to 10% of its total assets in such securities rated as low as “B” by an NRSRO and their unrated equivalents.

Focused High Yield Fund may invest without limitation in securities of foreign issuers, including debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets, as well as those issued by supranational entities such as the World Bank.

Income Fund may invest in debt obligations (denominated in U.S. dollars or in foreign currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Fund also may invest in debt securities that are issued by U.S. corporations and denominated in non-U.S. currencies. No more than 25% of the Fund’s total assets, at the time of purchase, will be invested in government securities of any one foreign country. The percentage of the Fund’s assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies), as well as technical and political data. The Fund may invest in any country in which the subadvisor believes there is a potential to achieve the Fund’s investment objective. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. The Fund will incur costs in connection with converting between currencies.

Bond Fund and Investment Grade Bond Fund may invest in U.S. dollar-denominated securities of foreign and U.S. issuers that are issued outside of the United States. These securities may include, for example, obligations of the World Bank and medium-term debt obligations of governmental issuers. Foreign companies may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility) and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. It is anticipated that under normal conditions, each Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities).

Short-Term Trading

Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. If and to the extent consistent with and permitted by its investment objectives and policies, a Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may

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have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for federal income tax purposes (for additional information about qualification as a regulated investment company under the Code, see “Additional Information Concerning Taxes” in this SAI). See “Portfolio Turnover.”

Bond Fund intends to use short-term trading of securities as a means of managing its portfolio to achieve its investment objective. The Fund, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of the Fund to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company that does not use this portfolio technique, will be significantly less than the profits and other benefits that will accrue to shareholders.

Bond Fund’s portfolio turnover rate will depend on a number of factors, including the fact that the Fund intends to continue to qualify as a regulated investment company under the Code. Accordingly, the Fund intends to limit its short-term trading so that less than 30% of its gross annual income (including all dividend and interest income and gross realized capital gains, both short and long-term, without being offset for realized capital losses) will be derived from gross realized gains on the sale or other disposition of securities held for less than three months. This limitation, which must be met by all mutual funds in order to obtain such federal tax treatment, at certain times may prevent the Fund from realizing capital gains on some securities held for less than three months.

Funds of Funds Investments (Focused High Yield Fund, Global Conservative Absolute Return Fund and Global Short Duration Credit Fund)

Each Fund may serve as an underlying investment for one or more John Hancock funds of funds (the “Portfolios”), which seek to achieve their investment objectives by investing in, among other things, other John Hancock funds. The Portfolios periodically re-allocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, a Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Fund shares resulting from a re-allocation of assets by the Portfolios to the Fund. Until such purchases of Fund shares by a Portfolio settle (normally between one and three days), the Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Fund during the period beginning when the Fund first starts buying securities in anticipation of a purchase order from a Portfolio until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure.

Borrowing (Income Fund)

The Fund may borrow money in an amount that does not exceed 33% of its total assets. Borrowing by the Fund involves leverage, which may exaggerate any increase or decrease in the Fund’s investment performance and in that respect may be considered a speculative practice. The interest that the Fund must pay on any borrowed money, additional fees to maintain a line of credit or any minimum average balances required to be maintained are additional costs that will reduce or eliminate any potential investment income and may offset any capital gains. Unless the appreciation and income, if any, on the asset acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Defaulted Securities (Focused High Yield Fund, Global Short Duration Credit Fund and Income Fund)

Each Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a Fund’s NAV may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Additional Investment Policies – Illiquid Securities.”

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RISK FACTORS

The risks of investing in certain types of securities are described below. Risks are only applicable to a Fund if and to the extent that corresponding investments are consistent with and permitted by the Fund’s investment objectives and policies. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Non-Diversification

A Fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, except by each Fund’s own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

A Fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified fund by a change in the financial condition of any of these issuers or by the financial markets’ assessment of any of these issuers.

Collateralized Debt Obligations

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by a Fund as illiquid securities; however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry risks including but not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Fixed-Income Securities

Fixed-income securities generally are subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund’s

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investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

Municipal Obligations

If localities and/or authorities in a given state default on their debt obligations, this may in turn negatively affect the marketability and, therefore, the liquidity of such state’s municipal instruments. The credit risk of municipal securities is directly related to a state’s financial condition, and is subject to change rapidly and without notice. The credit ratings of municipal obligations also are affected by the credit ratings of their insurers, which may be and have been negatively affected by adverse economic conditions, such as the subprime mortgage crisis. A drop in a municipal obligation’s credit rating also may affect its marketability, which may in turn impact a Fund’s performance. In addition, the inability of bond issuers to market municipal bonds may lead to “failed auctions,” which would reset periodic rates to rates in excess of those that would otherwise prevail in a short-term market. Also, the value of municipal obligations may be difficult to measure in a given economic environment, since valuation subject to external influences may not reflect the intrinsic, underlying value of a state’s municipal obligations. These events may lower a Fund’s NAV, and the length and severity of such market turbulence may be difficult to determine.

Gaming-Tribal Authority Investments

The value of a Fund’s investments in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities, is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as a Fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including a Fund.

Hybrid Instruments

The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

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Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid Instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor, which the Fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission (the “CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Credit and Counterparty Risk. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To the extent that a Fund invests in hybrid instruments, it is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Fund’s share price and income level.

The various risks discussed above with respect to Hybrid Instruments, particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a Fund to the extent that it invests in such instruments.

Investment Grade Fixed-Income Securities in the Lowest Rating Category

Investment grade fixed-income securities in the lowest rating category (i.e., rated “Baa” by Moody’s or “BBB” by S&P or Fitch, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

Lower rated fixed-income securities are defined as securities rated below investment grade (i.e., rated “Ba” and below by Moody’s and “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadvisor’s Own Credit Analysis. While a subadvisor to a Fund may rely on ratings by established credit rating agencies, it also will supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.

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Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Risk Factors – Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Market Events

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short-selling and high frequency trading; measures to address U.S. federal and state budget deficits; debt crises in the eurozone; and S&P’s downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It also may result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the Funds.

Political turmoil within the United States and abroad may also impact a Fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainties surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events overseas, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe also may cause market disruptions.

Small and Medium Size Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.

Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

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Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadvisor may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may be authorized to attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, a Fund may not always be successful in doing so, and it could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause the Fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a Fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, the Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, the subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

European Risk

Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

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Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital.

A Fund that invests in European securities may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.

Natural Disasters and Adverse Weather Conditions

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Investment Company Securities

The total return on investments in securities of other investment companies will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund

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to differ from the yield calculated on the basis of the average life of the pool. In addition, if a Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates and decline during periods of rising interest rates. Monthly interest payments received by a Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations. CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include, but are not limited to:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage portfolios;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	change in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs, mortgage REITs and hybrid REITs. Equity REITs may be affected by changes in the value of the underlying property owned by a trust, while mortgage REITs may be affected by the quality of any credit extended. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Further, equity, mortgage and hybrid REITs are dependent upon management skills and generally may not be diversified. Equity, mortgage and hybrid REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity, mortgage and hybrid REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.

Industry or Sector Investing

When a Fund invests a substantial portion of its assets in a particular industry or sector of the economy, the Fund’s investments are not as varied as the investments of most mutual funds and are far less varied than the broad securities markets. As a result, the Fund’s performance tends to be more volatile than other mutual funds, and the values of the Fund’s investments tend to go up and down more rapidly. In addition, a Fund that invests significantly in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any Fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Financial Services. A Fund investing principally in securities of financial services companies is particularly vulnerable to events affecting those companies. Financial services companies include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including but not limited to: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could

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arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Natural Resources. A Fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Initial Public Offerings (“IPOs”)

IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the Fund’s turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include those issued by Fannie Mae, the FHLBs and Freddie Mac.

High Yield (High Risk) Securities

General. High yield (high risk) securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent that a Fund invests in fixed-income securities, the NAV of the Fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of Funds investing in high yield securities to dispose of particular Fund investments. These factors also may limit Funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a Fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value the Fund’s investments.

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Less liquid secondary markets also may affect a Fund’s ability to sell securities at their fair value. Each Fund may invest in illiquid securities, subject to certain restrictions (see “Additional Investment Policies – Illiquid Securities”). These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

Below-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of below-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Below-Investment Grade Foreign Sovereign Debt Securities. Investing in below-investment grade foreign sovereign debt securities will expose a Fund to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by:

•	the obligor’s balance of payments, including export performance;

•	the obligor’s access to international credits and investments;

•	fluctuations in interest rates; and

•	the extent of the obligor’s foreign reserves.

Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.

Obligor’s Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Obligor’s Foreign Reserves. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a Fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

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•	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

•	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may be authorized to invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a Fund may be authorized to invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody’s, S&P or Fitch. These securities are rated “Caa” or lower by Moody’s or “CCC” or lower by S&P or Fitch. These securities are considered to have the following characteristics:

•	extremely poor prospects of ever attaining any real investment standing;

•	current identifiable vulnerability to default;

•	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

•	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

•	are in default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund’s shares.

REGULATION OF COMMODITY INTERESTS

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association (“NFA”) member firm; however, the Advisor only acts in the capacity of a registered CPO with respect to Global Conservative Absolute Return Fund.

Although the Advisor is a registered CPO, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to all of the Funds other than Global Conservative Absolute Return Fund (collectively, the “Excluded Funds”). To remain eligible for this exclusion, each of the Excluded Funds must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict an Excluded Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Advisor with respect to Global Conservative Absolute Return Fund but not the Excluded Funds. The Advisor is subject to dual regulation by the SEC and the CFTC with respect to the services it provides to Global Conservative Absolute Return Fund. As a result of “harmonization” rule amendments adopted by the CFTC in 2013, the Advisor expects to comply with substantially all CFTC regulations applicable to the operation of Global Conservative Absolute Return Fund through “substituted compliance” with SEC regulations, as provided in the “harmonization” amendments. Any changes to the CFTC’s substituted compliance regime may restrict the ability of Global Conservative Absolute Return Fund to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or may adversely affect its total return.

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HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities that a Fund already owns or plans to buy or protecting unrealized gains in a Fund. These strategies also may be used to gain exposure to a particular market. This section describes the hedging and other strategic transactions which may be used by a Fund, but only if and to the extent such transactions are consistent with and permitted by its investment objectives and policies. Such transactions may include:

•	exchange-listed and OTC put and call options on securities, equity indices, volatility indices, financial futures contracts, currencies, fixed income indices and other financial instruments;

•	financial futures contracts;

•	interest rate transactions;*

•	currency transactions;**

•	warrants and rights (including non-standard warrants and participatory risks);

•	swaps (including interest rate, index, dividend, inflation, variance, equity, and volatility swaps, credit default swaps, swap options and currency swaps); and

•	structured notes, including hybrid or “index” securities.

*	A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

**	A Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

A Fund may be authorized to use hedging and other strategic transactions for the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations;

•	to protect a Fund’s unrealized gains in the value of its securities;

•	to facilitate the sale of a Fund’s securities for investment purposes;

•	to manage the effective maturity or duration of a Fund’s securities;

•	to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer or security; or

•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund uses a hedging or other strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the Fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.

For purposes of determining compliance with a Fund’s investment policies, strategies and restrictions, a Fund will generally consider the market value of derivative instruments, unless the nature of the derivative instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.

Because of the uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a regulated investment company, a Fund is not permitted to invest in such instruments unless the subadvisor obtains prior written approval from the Trusts’ Chief Compliance Officer (the “CCO”). The CCO, as a member of the Advisor’s Complex Securities Committee, evaluates with the committee the appropriateness of the investment.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of Fund assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”

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Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a Fund the right to sell the instrument at the option exercise price.

A Fund may be authorized, for various purposes, to purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. Global Conservative Absolute Return Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

Risk of Selling Put Options. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A Fund’s purchase of a call option on an underlying instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

Partial Hedge or Income to a Fund. If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options also can provide gains.

Covering of Options. All call options sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a Fund will receive the option premium to help protect it against loss, a call option sold by a Fund will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example but also is applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

•	insufficient trading interest in certain options;

•	restrictions on transactions imposed by an exchange;

•	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

•	interruption of the normal operations of the OCC or an exchange;

•	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; and

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•	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers or financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a Fund generally will only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadvisor. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A Fund may be authorized to purchase and sell call options on securities indices, currencies, and futures contracts, as well as on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A Fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

Under certain circumstances, a Fund may not be treated as the tax owner of a security if the Fund has purchased a put option on the same security. Under these circumstances, the interest on the security would be taxable.

General Characteristics of Futures Contracts and Options on Futures Contracts

A Fund may be authorized to trade financial futures contracts or purchase or sell put and call options on those contracts for the following purposes:

•	as a hedge against anticipated interest rate, currency or market changes;

•	for duration management;

•	for risk management purposes; and

•	to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” such as Eurodollar, UK 90 day and Euribor futures, however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a Fund will have the ability to employ such futures contracts to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code in order to maintain its qualification as a regulated investment company for federal income tax purposes.

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Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between such Fund and the contracts) will not exceed the total market value of the Fund’s securities.

Hedging and other strategic transactions involving futures contracts, options on futures contracts, and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Fund-Specific Policies regarding Futures Contracts and Options on Futures Contracts (Each Fund other than Global Conservative Absolute Return Fund and Global Short Duration Credit Fund). For Bond Fund, Focused High Yield Fund, Government Income Fund, Income Fund, Investment Grade Bond Fund, Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund, futures contracts may be based on various securities, securities indices, foreign currencies (for Focused High Yield Fund and Income Fund) and any other financial instruments and indices. For California Tax-Free Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund, the futures contracts may be based on debt securities and debt securities indices All futures contracts entered into by California Tax-Free Income Fund, Focused High Yield Fund, Government Income Fund and Income Fund are traded on U.S. or foreign exchanges or boards of trade, and all futures contracts entered into by Bond Fund, High Yield Municipal Bond Fund, Investment Grade Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund are traded on U.S. exchanges or boards of trade, that are licensed, regulated or approved by the CFTC.

If and to the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. Prior to any such purchase, a Fund will determine that the price fluctuations in any futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments that it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets of the Fund denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the subadvisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

If and to the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund’s portfolio after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Options on Securities Indices and Other Financial Indices (“Options on Financial Indices”)

A Fund may be authorized to purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, the Fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument. Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of

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the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

Fund-Specific Policies regarding Options on Financial Indices (Each Fund other than Global Conservative Absolute Return Fund and Global Short Duration Credit Fund). For California Tax-Free Income Fund, Focused High Yield Fund, Government Income Fund, High Yield Municipal Bond Fund, Income Fund and Tax-Free Bond Fund, Options on Financial Indices may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the OTC market. For Bond Fund, Investment Grade Bond Fund, Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund, Options on Financial Indices may be listed on national domestic securities exchanges or traded in the OTC market. Bond Fund, Focused High Yield Fund, Government Income Fund, Income Fund, Investment Grade Bond Fund, Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired. California Tax-Free Income Fund, High Yield Municipal Bond Fund and Tax-Free Bond Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Yield Curve Options

A Fund also may be authorized to enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund also may purchase or write yield curve options for other than hedging purposes (e.g., in an effort to increase its current income) if, in the judgment of the subadvisor, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amounts of the Fund’s liability under the option written by the Fund less the value of the option held by it. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

Currency Transactions (Bond Fund, Focused High Yield Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund and Income Fund)

A Fund may be authorized to engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, or to gain exposure to a currency without purchasing securities denominated in that currency. Currency transactions may include:

•	forward currency contracts;

•	exchange-listed currency futures contracts and options thereon;

•	exchange-listed and OTC options on currencies;

•	currency swaps; and

•	spot transactions (i.e., transactions on a cash basis based on prevailing market rates).

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap

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Agreements and Options on Swap Agreements.” A Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadvisor. Nevertheless, engaging in currency transactions will expose a Fund to counterparty risk.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps may be used for hedging and similar purposes, possibly including transaction hedging, position hedging, cross hedging and proxy hedging. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuation from one country to another. Each of Focused High Yield Fund and Income Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the subadvisor. Each other Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the subadvisor.

Global Conservative Absolute Return Fund and Global Short Duration Credit Fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed-upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund will segregate liquid assets in an amount not less than the value of the Fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of a change in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund’s commitments under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund’s securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Cross Hedging. A Fund may be authorized to cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund also may be authorized to engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

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Risk of Currency Transactions. Currency transactions are subject to risks different from other Fund transactions, as discussed under “Risk Factors.” If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions

A Fund may be authorized to enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although a Fund normally will enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Swap Agreements and Options on Swap Agreements

Among the hedging and other strategic transactions into which a Fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

OTC swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to one or more years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may be authorized to invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may be authorized to enter into options on swap agreements (“Swap Options”). A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund also may be authorized to write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular agreement, a Fund generally will incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a Swap Option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of the Fund’s investments. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Global Conservative Absolute Return Fund

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will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective will depend on the subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because OTC swaps are two-party contracts, and because they may have terms greater than seven days, they may be considered illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Code may limit its ability to use swap agreements. Although the swaps market is largely unregulated, expected government regulation, described below, as well as potential future regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a Fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadvisor attempts to use a swap as a hedge against, or as a substitute for, an investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.

The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the Funds may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the OTC market. These developments could cause a Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Funds, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell OTC derivatives.

Additional information about certain swap agreements that the Funds may be authorized to utilize is provided below.

Credit default swaps. A Fund may be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of

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the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be authorized to be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

A Fund also may be authorized to enter into credit default swaps on index tranches. CDS index tranches give a Fund, as a seller of credit protection, the opportunity to take on exposures to specific segments of the CDS index default loss distribution. Each tranche has a different sensitivity to credit risk correlations among entities in the index. One of the main benefits of index tranches is higher liquidity. This has been achieved mainly through standardization, yet it also is due to the liquidity in the single-name CDS and CDS index markets. In contrast, possibly owing to the limited liquidity in the corporate bond market, securities referencing corporate bond indexes have not been traded actively.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap. Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s investments. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

If a Fund enters into a credit default swap, the Fund may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on the Fund’s federal income tax return. If the IRS were to determine that the credit default swap is a tax shelter, a Fund could be subject to penalties under the Code.

Dividend swaps. A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded OTC rather than on an exchange.

Inflation swaps. An inflation swap agreement is a contract in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index (“CPI”) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect a Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Interest rate swaps. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed-upon rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed-upon rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Total return swaps. A total return swap agreement is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A Fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, by investing in total return commodity swaps, a Fund will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

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Variance swaps. Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Eurodollar Instruments

A Fund may be authorized to invest in Eurodollar instruments which typically are dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Warrants and Rights

As described under “Other Instruments – Warrants,” a Fund may be authorized to purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants and Participatory Notes. A Fund may be authorized to use, from time to time, non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks, broker-dealers or other financial institutions that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal Risks” in the Prospectuses and “Risk of Hedging and Other Strategic Transactions” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Risk of Hedging and Other Strategic Transactions

Hedging and other strategic transactions have special risks associated with them, including:

•	possible default by the counterparty to the transaction;

•	markets for the securities used in these transactions could be illiquid; and

•	to the extent the subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to a Fund.

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Losses resulting from the use of hedging and other strategic transactions will reduce a Fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:

•	option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a Fund to hold a security it might otherwise sell (in the case of a call option);

•	calls written on securities that a Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge, and there also is a risk, especially with less liquid securities, that the securities may not be available for purchase; and

•	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

•	the degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position; and

•	futures markets could become illiquid. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses.

Although a Fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

•	currency hedging can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated;

•	proxy hedging involves determining the correlation between various currencies. If the subadvisor’s determination of this correlation is incorrect, a Fund’s losses could be greater than if the proxy hedging were not used; and

•	foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risk Associated with Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but typically are not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

The risk of early prepayments is the primary risk associated with IOs, super floaters, other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, capped floaters, mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities, POs, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed

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securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Risks of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above but also could be adversely affected by:

•	foreign governmental actions affecting foreign securities, currencies or other instruments;

•	less stringent regulation of these transactions in many countries as compared to the United States;

•	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

•	more limited availability of data on which to make trading decisions than in the United States;

•	delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

•	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

•	lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by a Fund may require, among other things, that the Fund post collateral with counterparties or clearinghouses, and/or segregate cash or other liquid assets with its custodian, or a designated subcustodian, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets under a transaction or series of transactions must be covered at all times by (a) holding the securities, instruments or currency required to meet the Fund’s obligations under such transaction or series of transactions, or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to its obligations under the option.

Put Options. A put option on securities written by a Fund will require the Fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options generally will provide for cash settlement, although the Fund will not be required to do

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so. As a result, when a Fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency generally will require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate cash or other liquid assets equal to the amount of the Fund’s obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A Fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A Fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the Fund. In addition, if it holds a futures contracts or forward contract, a Fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high as or higher than the price of the contract held. Other hedging and strategic transactions also may be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. While many provisions of the Dodd-Frank Act have yet to be implemented through rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Other Limitations

A Fund will not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a Fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent that a Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

SPECIAL RISKS REGARDING CALIFORNIA TAX-FREE INCOME FUND, MASSACHUSETTS TAX-FREE INCOME FUND AND NEW YORK TAX-FREE INCOME FUND

Since the California Tax-Free Income Fund, Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund concentrate their investments in California tax-exempt securities, Massachusetts tax-exempt securities and New York tax-exempt securities,

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respectively, the Funds may be adversely affected by any political, economic or regulatory developments affecting the ability of California, Massachusetts or New York issuers, respectively, to pay interest or repay principal.

Each section below is only a summary and does not purport to fully describe or predict the various conditions and developments that affect or may affect California’s, Massachusetts’ or New York’s financial outlook, as applicable. Information in each section is drawn from information available from public sources, including official statements and periodic disclosure related to securities offerings of California, Massachusetts or New York issuers, as applicable. Such information has not been independently verified by the applicable Fund, although in each case the Fund believes it to be accurate. The information contained herein is subject to change without notice and should not be interpreted as anything other than an overview as of this SAI’s publication date, which may or may not accurately reflect California’s, Massachusetts’ or New York’s current fiscal condition, as applicable, at a later date. Any adverse developments with respect to California’s, Massachusetts’ or New York’s cash flow or fiscal condition generally may impede the applicable Fund’s performance.

National Economy

Various economic indicators suggest that the national economy experienced an uneven expansion in 2013, with a strong third quarter and muted growth in the fourth quarter due to the federal government shutdown. Real GDP grew at 1.1% in the first quarter, 2.5% in the second, 4.1% in the third and 2.6% in the fourth quarter – eleven consecutive quarters of growth. However, a marked decrease of -2.9% in the first quarter of 2014 stalled the expansion. Consumer spending and inventory investment were the largest contributors to this growth. A decline in federal defense spending as well as state/local government spending reductions slowed economic growth. Retail sales grew 5.2 percent in 2012 and 4.1 percent in 2013.

The national unemployment rate has eased gradually and unevenly since the middle of 2011 after peaking in 2009 at 10%. 2013 began with a 7.9% seasonally adjusted rated and closed in June 2014 with a 6.1% national rate. Non-farm payroll has expanded every month since 2011 with 2014 numbers averaging close to 200,000 additional gains each month.

Home building has been gradually improving but is still relatively weak compared to pre-crisis levels and historical averages. New home construction increased modestly in 2011 and then accelerated sharply in 2012. While still at a subdued level, housing starts were up 18 percent during 2013. Home prices increased in most every metropolitan area in 2013 and 2014. All 20 metro areas included in the Case-Shilling index showed a year-over-year gain, led by an 18.8 percent increase in Las Vegas and 18.2 percent in San Francisco. Price appreciation appears to be leveling as more housing inventory becomes available.

California Tax-Free Income Fund

California Economy

California’s economy expanded to more sectors of the economy over the last year with continued growth in the high-tech sector, international trade, tourism and improved residential construction and real estate conditions. However, the state is experiencing record dry conditions. Snowpack in California’s mountains is below average and its largest water reservoirs have lower than average water levels. Governor Brown has proclaimed a State of Emergency and has directed state officials to take all necessary actions to prepare for the drought conditions. The State of California Department of Water Resources has reduced water allocations from the State Water Project and the US Bureau of Reclamation has announced reduced water allocations from the federal Central Valley Project for 2014. The Governor, with legislative approval, has signed emergency legislation to provide over $680 million for drought relief efforts, such as assisting citizens disproportionately impacted by the drought and supporting local and regional water supply and conservation projects.

As detailed in an offering statement dated April 20, 2014, Appendix A prepared by the State of California, California’s personal income tax is modeled after the progressive federal income tax structure with rates ranging from 1 percent to 12.3 percent. In addition, a 1 percent surcharge is imposed on taxable income above $1 million and proceeds from that tax are dedicated to the Mental Health Services Fund. The Franchise Tax Board estimates that the top 1 percent of taxpayers paid 41.1 percent of the total California personal income tax in 2011. Collectively, the personal income tax, sales and use tax and corporation tax constitute over 90% of total General Fund Revenues.

California’s population reached 38.2 million residents in 2013, a gain of 2.8 million over the last 10 years and accounts for approximately 12 percent of the total US population. From July 2007 through September 2009, the state lost approximately 1.4 million non-farm jobs. However, this trend has reversed and an equal number of jobs have been recovered in the period from September 2009 through February 2014. The state’s unemployment rate reached a high of 12.4 percent in late 2012. The current unemployment rate, as of June 2014 stands at 7.4%, an improvement from 8.5% in June 2013. In comparison, the national unemployment rate as of June 2014 is 6.1% compared to 7.6% in June 2013.

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The state enacted and maintained significant spending reductions in the past three budgets and voters in 2012 approved Proposition 30 providing increased revenues through the next several fiscal years. The 2014-2015 budget is projected to remain balanced within the projection period ending in fiscal year 2017-2018. The 2013 Budget Act provided for a multi-year General Fund plan that is balanced and with an estimated $1.9 billion reserve at the end of fiscal year 2013-2014. The 2014-2015 budget now projects the state will end fiscal year 2015 with a reserve of $3.2 billion. During the fiscal year ended June 30, 2014, the state controller’s office estimates it collected $101.6 billion in revenue, 2.1% greater than expected.

The 2014-2015 budget proposes a multi-year General Fund strategy that is structurally balanced, significantly pays down budgetary borrowings, debt and deferrals which were accumulated to balance budgets largely over the past decade, frequently described as the “wall of debt”, and projects the “wall of debt” be eliminated by the end of fiscal year 2017-2018. Also, for the first time since 2007-2008, the budget includes a transfer into the Budget Stabilization Account. The Governor and Legislature have endorsed a constitutional amendment proposal (Assembly Constitutional Amendment 4 – ACA4) scheduled to be on the November 2014 ballot to strengthen the Budget Stabilization Account and Proposition 98 (school funding). The proposed policy would require these reserves to be funded by capital gains tax revenue spikes. The reserves would be capped at 10 percent of General Fund tax revenues and one half of each year’s deposit for the next 15 years would be used to reduce debt. If approved, the amendment would be effective starting in the Fiscal year 2015-2016.

Despite the budgetary improvements, there remain a number of major risks and pressures that threaten the state’s financial condition, including the need to repay billions of dollars of other obligations which were deferred to balance budgets during the economic downturn such as unfunded pension obligations and deferred maintenance. In addition, the state’s revenues, particularly the personal income tax and capital gains tax, can be volatile and correlate to overall economic conditions. There can be no assurances that the state will not face fiscal stress and cash pressures again, or that other impacts of the current economic situation will not materially adversely affect the financial condition of the state.

As of February 1, 2014, the state had outstanding obligations payable principally from the General Fund and lease payments paid from operating budgets, which are primarily, but not exclusively, derived from the General Fund, consisting of $80.5 billion principal amount of general obligation bonds and $10.2 billion of lease revenue bonds. California has always paid when due the principal of and interest on all its debts, including general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short term obligations. Based on estimates from the 2014-2015 budget as well as updates from the Department of Finance, the ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund revenues is estimated to equal approximately 7.46 percent in fiscal year 2013-14 and 7.43 percent in fiscal 2014-2015.

As of July 1, 2014, the current ratings of the state’s general obligation bonds (excluding those supported by special revenue funds or credit enhancement) are “Aa3” from Moody’s Investors Service (raised from A1 on June 25, 2014), “A” from S&P (outlook revised to Positive on January 14, 2014) and “A” from Fitch. Both Moody’s and Fitch maintain a Stable outlook.

Fiscal Year 2014-15

On June 20, 2014, Governor Brown signed the 2014-2015 Budget Act, which appropriates $156.3 billion from the General Fund and other state funds. General fund appropriations total $108 billion, an increase of $11.7 billion (12.1%) compared to the prior fiscal year.

The approved Fiscal Year 2015 budget reduces more than $10 billion of debt by paying down the deferral of payments to schools by $5 billion, paying off the Economic Recovery Bonds, as well as repaying various special fund loans and funding $100 million in mandate claims that have been owed to local governments since at least 2004. In addition, the budget begins a multi-decade plan to eliminate the California State Teachers Retirements System $74 billion unfunded liability, $688 million to reduce deferred maintenance on critical infrastructure. If property taxes come in higher than anticipated from local and county receipts, the State’s financial obligation to fund local K-12 schools will be eased and up to an additional $200 million in deferred maintenance for state buildings, University of California and California State University will be funded.

The budget allocates new K-12 money to increasing base budgets and funding for disadvantaged students by a total of $4.75 billion, per the new Local Control Funding Formula. In addition, $255 million is added to increase support for state preschool and child care programs. Another $250 million is earmarked for grants to enhance career-oriented programs in high school. In higher education, community colleges will receive almost $400 million in new funding, including $140 million to increase attendance by 2.75% and $170 million for counseling and other student support services. Funding will increase by $142 million for both the University of California and the California State University. The budget assumes no increases in tuition or fees.

The 2014–15 budget also includes $832 million in cap-and-trade fee revenues from the state’s greenhouse gas reduction program. Under the program, the allowable level (or cap) of greenhouse gas emissions will be reduced 3% annually, and rights to exceed the cap must be purchased. The legislature and governor also agreed on a future plan for spending cap-and-trade revenue. High-speed rail will get $250 million in 2014–15 and 25% of fee revenues starting in 2015–16. Future funding shares for other transit programs and

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"affordable and sustainable communities” (such as transit-oriented housing) will be 15% and 20%, respectively. The allocation of the remaining 40% of funds will be subject to each year’s budget process.

Spending on Medi-Cal is up $766 million in 2014–15, due to the influx of participants who were eligible before the Affordable Care Act expanded coverage and prompted to enroll by the publicity surrounding its implementation. The In-Home Supportive Services program received a $200 million boost to address growth of the population needing services, increases in hourly rates for providers, and federally required overtime payments.

Fiscal Year 2013-14

Governor Brown’s summary of the fiscal year 2013-14 budget described the plan as the most stable fiscal footing in well over a decade. With spending cuts enacted over the prior two years and new temporary revenue provided by the passage of Proposition 30, he expected the budget to remain balanced for the foreseeable future. However, substantial risks, uncertainties, and liabilities remain.

As published by the California State Controller’s Office on July 10, 2014, California ended the fiscal year in the black for the first time in seven years. Revenues as of June 30 exceeded spending by approximately $4.3 billion, which was enough to pay off the $2.4 billion in outstanding loans carried over from the previous fiscal year and leave the state with a positive cash balance of $1.9 billion.

The cash balance was less than 2.0 percent of General Fund disbursements for the year and could easily be erased by a dip in economic activity and revenues or a spike in spending. It is, however, a sign of California’s improving financial health.

The 2013 Budget Act forecast structural balance through June 30, 2014; no gap-closing measures were necessary, although the plan trimmed some spending, funded modest service restorations and included notable structural changes to school funding and to health care delivery in preparation for federal health reform. General fund revenues and transfers are forecasted to fall 1.1%, to $97.1 billion, primarily due to the timing impact of federal tax rate increases.

For the total fiscal year, spanning July 1, 2013, through June 30, 2014, overall revenues were about $101.6 billion and exceeded Budget projections by $2.1 billion.  Personal income taxes which came in $635 million above estimate were the principal driver of that overshoot, followed by corporate taxes coming in at $289 million ahead of projections.

Disbursements for the total fiscal year equaled approximately $99.6 billion and were close to the California Department of Finance (DOF) projections issued in January.  The cost of state operations and capital outlays was less than expected but was offset by higher-than-anticipated payments to local governments and other spending. Greater outlays for health care represented the primary area where actual spending exceeded DOF estimates. This was largely due to increased state spending for Medi-Cal patients as the Affordable Care Act has increased awareness of the program. Spending to fund the regional centers serving the disabled also exceeded expectations.

California's positive cash balance going into the fiscal year 2014-2015 represents the impact of a solid rebound in economic activity and the success of efforts to rein in government spending. It is still premature to declare victory. State revenues are subject to volatility and swings in economic activity. Maintaining curbs on spending is difficult at a time when spending demands for schools, health care, social services, the environment, and infrastructure continue to advance.

Fiscal Year 2012-13

Total spending for fiscal year 2012-2013 came in at $96.3 billion; $306 million, or 0.3%, above projections. Relative to the prior fiscal year, spending was up by $7.1 billion, or 7.9%. Higher education funding for K-12 schools accounted for the bulk of the increase.

California generated total tax receipts of $103.4 billion in fiscal year 2012-2013, which exceeded disbursements of $96.3 billion by a sizable $7.2 billion. This welcome and sizable positive difference reduced the State’s outstanding deficit loan balance that was carried over from the prior year from $9.6 billion to $2.4 billion. The current loan balance was financed through internal borrowing.

During the year ended June 30, 2013, the primary government’s total long-term obligations increased by $1.8 billion over the prior year’s restated balance. Governmental activities net other postemployment benefits obligation had the largest increase ($3.1 billion), but other notable increases occurred in general obligation bonds payable, commercial paper payable, mandated costs, and capital lease obligations. The largest decrease was in loans payable ($3.5 billion). During the fiscal year, the State issued $3.3 billion in new general obligation bonds for public education facilities, transportation projects, housing and emergency shelters, various water and flood control projects, and to refund outstanding general obligation bonds and commercial paper. The net other postemployment benefits obligation increased because the State does not fully fund the annual cost of these benefits.

As enacted, the 2012 Budget Act contained major expenditure reductions and other significant solutions toward solving the General Fund projected budget gap.

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•	Proposition 30 – The Governor sponsored an initiative measure, Proposition 30, which was approved by the voters in the November 2012 election ballot. Proposition 30 placed into the state Constitution the current statutory provisions transferring 1.0625 percent of state sales taxes to local governments to fund the “realignment” program for many services including housing criminal offenders. The second part of this measure provides temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the state sales tax rate, and specifies that the additional revenues will be placed in the Education Protection Account to support K-14 public schools and community colleges as part of the Proposition 98 guarantee.

•	Proposition 98 – The Proposition 98 guarantee for fiscal year 2012-13 was estimated to be $53.6 billion, of which $36.8 billion was an obligation of the General Fund. This funding level assumed passage of Proposition 30, which increased Proposition 98 funding by $2.9 billion in fiscal year 2012-13. The balance came from local property taxes and redevelopment agency assets. For fiscal year 2012-13, the budget maintained level Proposition 98 programmatic funding for K-12 school districts, repaid $2.2 billion of deferred payments to schools and community colleges and funded the Quality Education Investment Act program within the Proposition 98 guarantee.

•	Redevelopment Agencies – Chapter 5, Statutes of 2011 eliminated redevelopment agencies (“RDAs”) and replaced them with locally organized successor agencies tasked with retiring the former RDAs’ outstanding debts and other legal obligations. RDAs controlled billions of dollars of property tax “increment” generated by new development within redevelopment areas. Elimination of RDAs will provide additional property tax funding for education, by capturing the RDA tax increment over and above the amounts needed to service existing debts; this will yield a General Fund savings by reducing the state’s General Fund contribution to Proposition 98 and also requires that former RDA cash and real property assets that are not otherwise encumbered or reserved for legally authorized purposes must be liquidated, and the resultant funds distributed to the affected taxing entities in the same manner as property tax revenues. The 2012 Budget Act includes a total of $3.155 billion from the elimination of RDAs as an offset to Proposition 98 costs. Of this amount, $1.676 billion is from property taxes which will be distributed to local school districts (about $685 million of which is attributable to taxes from fiscal year 2011-12), and $1.479 billion is from distribution of excess RDA cash and liquidation of assets. A large number of lawsuits have been filed concerning the aftermath of the termination of redevelopment agencies.

Voter Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the state to raise taxes, restrict the use of the state’s General Fund or special fund revenues, or otherwise limit the Legislature and the Governor’s discretion in enacting budgets. Historical examples of difficulties in raising taxes include Proposition 13, passed in 1978, which among other items, requires that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, be approved by a two-thirds vote in each house of the Legislature, and Proposition 4, approved in 1979, which limits government spending by establishing an annual limit to the appropriation of tax proceeds. Historical examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandated that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 49, approved in 2002, which requires expanding funding for before and after school programs. Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A, approved in 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A, approved in 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Propositions 22 and 26, approved on November 2, 2010, further limit the state’s fiscal flexibility. Proposition 25, also passed by the voters in November 2010, changed the legislative vote requirement to pass a budget and budget related legislation from two-thirds to a simple majority. It retained the two-thirds vote requirement for taxes. Proposition 30, approved on November 6, 2012, among other items, placed into the state Constitution the current statutory provisions transferring 1.0625 percent of the state sales tax to local governments to fund realignment; and Proposition 39, also approved on November 6, 2012, among other items, dedicates for five years up to $550 million annually to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to a reversal of a provision adopted in 2009 that gave corporations an option on how to calculate their state income tax liability.

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Other Considerations

Substantially all of California is located within an active geologic region subject to major seismic activity. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (1) an issuer to have obtained earthquake insurance coverage at reasonable rates; (2) an issuer to perform on its contract of insurance in the event of widespread losses; or (3) the federal or State government to appropriate sufficient funds within their respective budget limitations.

The state Treasurer is responsible for the sale of debt obligations of the state and its various authorities and agencies. The state uses General Fund revenues to pay debt-service costs for principal and interest payments on two types of bonds used primarily to fund infrastructure – voter-approved general obligations bonds and lease-revenue bonds approved by the Legislature. The debt service ratio (“DSR”) is the ratio of annual General Fund debt-service costs to annual General Fund revenues and transfers, and is often used as an indicator of the state’s debt burden. The higher the DSR and the more rapidly it rises, the more closely bond rating agencies, financial analysts and investors tend to look at the state’s debt practices. Also, higher debt-service expenses limit the use of revenue for other programs.

The state’s DSR grew in the 1990s when its use of infrastructure bonds increased. The ratio increased in 2007-08 due to approval of large bond measures in 2006 and declines in revenues due to the recession. Although debt-service costs likely will increase as authorized bonds are sold, the DSR is expected to remain near 6 percent over the next few years. This is because General Fund debt service and revenues are expected to grow at similar rates. To the extent additional bonds are authorized and sold in future years, the state’s debt-service costs and the DSR will increase.

California’s economic problems heighten the risk of investing in bonds issued by the state and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility could result in downgrades of the state’s general obligation debt and a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s share price or distributions paid by the Fund.

As described in the summary above, the Fund's investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting California issuers. In the view of the Advisor, it is impossible to determine in advance the impact of any legislation, voter initiatives or other similar measures which have been or may be introduced to limit or increase the taxing or spending authority of state and local governments or to predict such governments' abilities to pay the interest on, or repay the principal of, their obligations. Also, any pending litigation or other actions that may impact California’s budgetary obligations may similarly affect state and local governments’ ability to meet their debt obligations, or otherwise adversely affect California’s financial condition.

Legislation limiting taxation and spending may, however, affect the creditworthiness of state or local agencies in the future. If either California or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund, its NAV, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.

This is a summary of certain factors affecting the state’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the state and its various political subdivisions and agencies. While the Fund’s subadvisor attempts to mitigate risk by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of California municipal issuers to pay interest or principal on their bonds or the ability of such bonds to maintain market value or liquidity. We also are unable to predict what impact these factors may have on the Fund’s share price or distributions.

Massachusetts Tax-Free Income Fund

Massachusetts is a densely populated and well educated state with comparatively high income levels and a moderately diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population. An increase in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 year and over age group in the next 25 years.

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Income levels have also grown more than the national average since 1980 and a variety of measures show that Massachusetts residents have higher amounts of annual income than the national average. The income growth has also been accompanied by a lower poverty rate, and with a few exceptions, a lower unemployment rate than the U.S. national average. The state unemployment rate as of June 30, 2014 stood at 5.5% while the U.S. average was 6.1%. The American Human Development Index, which measures well-being in the areas of health, education and earnings, ranks the State of Massachusetts as second in the U.S. and the City of Boston coming in at third among the top 25 metro areas across the country in 2013.

The Massachusetts economy remains diversified in both industrial and non-industrial sectors. The largest sectors of employment include educational and health services, professional and business services, trade, transportation and utilities, and government. The major contributors to GDP in the state include manufacturing, real estate, rental and leasing, professional and technical services and health care and social assistance which, when combined, contributed to 48.4% of the annual GDP in 2012. When measured in chained 2005 dollars, the change in Massachusetts total GDP was 10.2% between 2003 and 2011. Computer and electronic product manufacturing as well as computer systems design and related services were major contributors to the growth.

Massachusetts received approximately $55.5 billion in contracts, grants, direct payments, insurance, loans and guarantees, and other spending from the federal government in federal FY2013, the last complete year of federal spending data. On average over the last eleven years, Massachusetts received 2.3 percent of the federal government’s prime award dollars. In fiscal year 2013 it was 2.4 percent and $620 million more than its 2.3 percent average. In federal fiscal year 2013, the majority of federal government spending in Massachusetts was direct payments. Over the past ten years, 2003-2013, the majority (40.5 percent) of federal spending in Massachusetts has been for direct payments such as Social Security, Unemployment Insurance, Housing Choice Vouchers and Federal Pell Grants. The total dollar value of all federal contracts received by Massachusetts contractors increased an average of 12.7 percent per year from 2000 to 2013, 3.1 percent faster than the 9.6 percent U.S. average.

As of July 24, 2014, The Commonwealth is rated “Aa1” by Moody’s, “AA+” by S&P and “AA+” by Fitch, with its outlook described as Stable by Moody’s, S&P and Fitch. These credit ratings are subject to change without notice, which may affect the performance of Massachusetts Tax Free Income Fund.

Fiscal Year 2015

The fiscal 2015 budget was enacted by the Legislature on June 30, 2014 and approved by the Governor on July 11, 2014 with certain line item vetoes. Total spending in the fiscal 2015 budget approved by the Governor amounts to approximately $36.491 billion, after accounting for $16.1 million in vetoes. The fiscal 2015 budget is approximately $1.946 billion, or 5.6%, greater than fiscal 2014 estimated spending. The fiscal 2015 budget also provides that $57.5 million of a potential fiscal 2014 surplus be divided among the following three funds in the amounts indicated: the Massachusetts Life Sciences Investment Fund ($25 million), to the Massachusetts Community Preservation Trust Fund ($25 million) and to the Social Innovation Financing Trust Fund ($7.5 million).

The budget assumes tax revenues of $24.430 billion, reflecting the fiscal 2015 consensus tax estimate of $24.337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget. Approximately $1.17 billion of the $24.670 billion tax estimate is assumed to be generated from taxes on capital gains. Pursuant to the excess capital gains revenue law, $110 million of the projected capital gains tax revenue will be deposited into the Stabilization Fund and will not be available for budgetary purposes. The budget also assumes $240 million from the modification of the existing tax and non-tax judgment and settlement law. The fiscal 2015 budget relies on $423 million in one-time resources to support recurring spending, down from the fiscal 2014 assumption of $667 million. Among the one-time resources assumed as part of the fiscal 2015 budget is a $140 million withdrawal from the Stabilization Fund, $85 million from potential unspent debt service appropriations to fund the fiscal 2015 OPEB transfer, $46 million from FAS 109 delay and $35 million from a tax amnesty program. The Stabilization Fund is projected to have a $1.218 billion balance at the end of fiscal 2015.

Fiscal Year 2014

The fiscal 2014 budget was enacted by the Legislature on July 1, 2013 and approved by the Governor on July 12, 2013. Total spending in the fiscal 2014 budget approved by the Governor amounted to approximately $34.063 billion, after accounting for $435.4 million in vetoes. The fiscal 2014 budget also provided that $85 million of the fiscal 2013 budgetary surplus was to go to the Massachusetts Community Preservation Trust ($25 million), to the Massachusetts Life Sciences Investment Fund ($19.5 million), to the Housing Stabilization Trust Fund ($10 million), to the Department of Early Education and Care ($11.5 million), to private human and social services providing for a one-time rate reserve payment ($11.5 million) and to the Social Innovation Financing Trust Fund ($7.5 million). Subsequently, the fiscal 2013 final supplemental appropriation bill signed by the Governor on October 29, 2013 provided that $21.8 million of the fiscal budgetary surplus would fund core information technology costs to support services provided to residents and business.

The fiscal 2014 budget assumed tax revenues of $22.797 billion, reflecting consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget. Approximately $1.060 billion of the $22.797 billion tax estimate was

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assumed to be generated from taxes on capital gains. Approximately $37 million of that amount was expected to be deposited into the Stabilization Fund and not available for budgetary purposes. The Department of Revenue certified on July 18, 2014 that final fiscal estimated capital gains revenue collections were $1.069 billion, with capital gains revenue collections having exceeded the statutory threshold by $46 million, with $41.4 million of that to be deposited into the Stabilization Fund, and the remaining $4.6 million to be split between the State Retiree Benefits Trust Fund and the Commonwealth’s Pension Liability Fund. The fiscal 2014 budget relied on $667 million in one-time resources to support recurring spending, down from the fiscal 2013 assumption of $920 million. Among the one-time resources assumed as part of the fiscal 2014 budget was a $350 million withdrawal from the Stabilization Fund and using unspent debt service appropriations instead of tobacco settlement proceeds to fund the scheduled fiscal 2014 OPEB fund deposit ($56 million). The net withdrawal, after accounting for a deposit of $41.4 million of excess capital gain revenues was $308.6 million. The fiscal 2014 Stabilization Fund ending balance is projected to be $1.248 billion.

Fiscal Year 2013

The fiscal 2013 budget was enacted by the Legislature on June 29, 2012 and approved by Governor Patrick on July 8, 2013. Total spending in the fiscal 2013 approved budget amounted to approximately $32.002 billion and accompanying fiscal 2013 legislation that included $441 million in supplemental appropriations. Budgeted revenues and other financing sources increased by $1.232 billion, or 3.8% in FY 13. The fiscal 2013 budget also provides that $35 million of a projected fiscal 2012 surplus shall go to the Healthcare Workforce Transformation Trust Fund ($20 million) and the Massachusetts Life Sciences Investment Fund ($15 million). On July 12, 2012, the Legislature overrode the Governor’s veto of $5.1 million in funding for Taunton State Hospital out of a total of approximately $15.6 million of vetoes. The budget assumed tax revenues of $22.032 billion. The Executive Office for Administration and Finance assumed a reduction of $20 million in revenues attributable to the then proposed two-day sales tax holiday which was approved for August 11-12 for a net expected tax revenue estimate of $22.012 billion. An estimated $1.1 billion of this figure is expected to be generated from taxes on capital gains. Under the new statutory fiscal policy, $100 million of the projected capital gains tax revenue will be required to be deposited into the Stabilization Fund and is not available for budgetary purposes.

The fiscal 2013 budget relied on $616 million in one-time resources to support recurring spending, down from the 2012 assumption of $651 million. Among the one-time resources assumed as part of this budget is a $350 million withdrawal from the Stabilization Fund, the use of fiscal 2013 interest earnings on the Stabilization Fund and an additional $110.0 million in savings achieved by suspending the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. The Stabilization Fund is projected to have a $1.6 billion balance at the end of fiscal 2013.

Other Considerations

The Massachusetts Tax-Free Income Fund's investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting Massachusetts issuers. In the view of the Advisor, it is impossible to predict state or local governments' ability to pay the interest on, or repay the principal of, their obligations. For example, any pending litigation or other actions that may impact the Commonwealth’s budgetary obligations may affect state and local governments’ ability to meet their debt obligations, or otherwise adversely affect the Commonwealth’s financial condition.

If either Massachusetts or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Massachusetts Tax-Free Income Fund, its NAV, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.

New York Tax-Free Income Fund

Recent Developments regarding New York Finances

The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State (the "State" or "New York State") certain of its authorities and New York City as publicly available on the date of this SAI. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee of pledge provided by the State. It should also be noted that the fiscal stability of New York State is related to the fiscal stability of New York City and of the State's Authorities. New York State's experience has been that if New York City or any other major political subdivision or any of the State's Authorities suffers serious financial difficulty, the ability of New York State, New York State's political subdivisions (including New York City) and the State's Authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive New York State financial assistance. Moreover, New York City accounts for a large percentage of New York State's population and tax receipts, so New York City's financial integrity in particular affects New York State directly. Accordingly, if there should be a default by New York City or any other major political subdivision or any of the State's Authorities, the market value and marketability of all New York Tax-

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Exempt Bonds issued by New York State, its political subdivisions and Authorities could be adversely affected. This would have an adverse effect on the asset value and liquidity of the Fund, even though securities of the defaulting entity may not be held by the Fund.

Authorities. The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and Authorities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to New York State. Authorities may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls, mass transportation and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could result in a default by one or more of the Authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its Authorities.

As of December 31, 2013 (with respect to the New York Job Development Authority, as of March 31, 2013), there were 19 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $175 billion, only a portion of which constitutes State-supported or State-related debt.

Agencies and Localities. Beginning in 1975 (in part as a result of the then current New York City and UDC financial crises), various localities of New York State began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial difficulties leading to requests for State assistance. If future financial difficulties cause agencies or localities to seek special State assistance, this could adversely affect New York State's ability to pay its obligations. Similarly, if financial difficulties of New York State result in New York City's inability to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of New York, its agencies and municipalities such as the New York Municipal Obligations held by the Fund.

Reductions in federal spending could materially and adversely affect the financial condition and budget projections of New York State's localities. Should localities be adversely affected by Federal cutbacks, they may seek additional assistance from the State which might, in turn, have an adverse impact on New York State's ability to maintain a balanced budget.

Certain localities in addition to New York City could have financial problems which, if significant, could lead to requests for additional State assistance. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2012 fiscal year, the total indebtedness for all localities in the State (other than New York City) was approximately $43.7 billion and for New York City was approximately $77.3 billion. For localities other than New York City, this figure is inclusive of bonds issued by the localities and certain debt guaranteed by the localities, but excludes capital lease obligations, assets held in sinking funds, various amounts available for redemption of debt at the start of a fiscal year and debt of certain localities that did not file financial reports with the Comptroller. The figure for New York City includes bonds issued by the Transitional Finance Authority, the Municipal Assistance Corporation, STAR Corporation, TSASC, Inc., the Hudson Yards Infrastructure Corporation, the Fiscal Year 2005 Securitization Corporation, the Industrial Development Agency, the Samurai Funding Corporation, and the Dormitory Authority of the State of New York for education, health and court capital projects, and other long-term leases which will be repaid from revenues of New York City or revenues which would otherwise be available to New York City if not needed for debt service.

New York Economy

New York is the third most populous state in the nation and has a relatively high level of wealth. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment. Its location and air transport facilities as well as its natural harbors have also made it an important link in international commerce.

The State of New York, in its Annual Information Statement dated June 11, 2014, noted that State receipts continue their slow recovery and the State has allowed limited spending growth to meet the demand for services. The State has continued to exhibit robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Private

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sector employment growth overall of 1.6 percent is projected in calendar year 2014, followed by 1.5 percent growth in 2015. In contrast, public sector employment is expected to continue to decline in 2014. Wage growth of 5.1 percent is projected for calendar year 2014, followed by growth of 4.5 percent for calendar year 2015; total personal income growth of 5.0 percent is projected for calendar year 2014, followed by 4.9 percent growth for calendar year 2015.

As the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to forecast. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become a much less reliable indicator in recent years. Moreover, with Federal fiscal policy in flux, potential changes in the taxpayer behavior in response to possible changes in Federal tax law create an additional layer of uncertainty. A weaker than projected labor market could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing employment, wage, and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers, acquisitions, and other Wall Street activities, could result in higher wage and bonus growth than projected.

In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them closed by the middle of 2006, with the State rate falling below that of the nation for much of the 2009-2011 recession, and remaining below that of the nation through the end of 2011. The State unemployment rate rose above the national rate again in early 2012, where it remains.

As of July 25, 2014, the current ratings of the state’s general obligation bonds (excluding those supported by special revenue funds or credit enhancement or appropriation) are “Aa1” from Moody’s Investors Service upgraded from “Aa2” on June 16, 2014, “AA+” from S&P upgraded from “AA” on July 23, 2014, and “AA+” from Fitch upgraded from “AA” on April 22, 2014; all with a Stable outlook. New York City is rated “Aa2,” “AA,” and “AA,” respectively by the same agencies with an outlook of Stable. These credit ratings are subject to change, such changes may affect the performance of the New York Tax-Free Income Fund.

Fiscal Year 2015

On March 31, 2014 the New York State Legislature passed the fiscal year 2015 budget, the fourth consecutive on time budget for the State, and Governor Cuomo signed the budget on April 11, 2014. As outlined in the Fiscal Year 2015 Enacted Budget Financial Plan released in May 2014, the Division of the Budget (DOB) projects that the State will end fiscal year 2015 with a General Fund cash balance of $2.1 billion, a decrease of $180 million from the fiscal year 2014 closing balance. Balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in fiscal year 2015. The fiscal year 2015 Enacted Budget limits the annual growth in State Operating Funds spending to 1.8 percent, consistent with the 2 percent spending benchmark adopted by the current administration in fiscal year 2012.

General Fund receipts, including transfers from other funds, are expected to total $63 billion in fiscal year 2015, an annual increase of $1.1 billion (1.8 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, are expected to total $58 billion in fiscal year 2015, and increase of $236 million (0.4 percent). General Fund Personal Income Tax receipts, including transfers after payments of debt service on State PIT Revenue Bonds, are expected to increase by $724 million from fiscal year 2014. General Fund user taxes and fee receipts, including transfers after payment of debt service on LGAC and Sales Tax Revenue Bonds, are estimated to increase $123 million from fiscal year 2014. General Fund business tax receipts are expected to total $5.4 billion in fiscal year 2015, a decrease of $608 million from fiscal year 2014 reflecting an expected decline in corporate franchise tax receipts resulting from the first year of repayment of deferred tax credits and tax law changes, partly offset by base growth in bank and insurance taxes.

General Fund disbursements, including transfers to other funds, are expected to total $63.1 billion in fiscal year 2015, an increase of $1.9 billion (3.1 percent) from fiscal year 2014. Local assistance grants are expected to total $42.1 billion, an increase of $2.2 billion (5.5 percent). State operations disbursements in the General Fund are expected to total $7.9 billion in fiscal year 2015, an annual increase of $541 million (7.4 percent). General State Charges are expected to total $5.1 billion in fiscal year 2015, an increase of $173 million (3.5 percent). General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change year to year.

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Fiscal Year 2014

The DOB estimates the State of New York ended fiscal year 2014 in balance on a cash basis with a closing balance of $2.2 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $500 million for debt management, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $58 million for settlement proceeds, $21 million in the Contingency Reserve, $45 million reserved for prior year labor agreements and $43 million undesignated. The fiscal year 2014 closing balance was $625 million more than the fiscal year 2013 closing balance, which largely reflects stronger than expected tax collections.

General Fund receipts, including transfers from other funds, totaled $61.9 billion in fiscal year 2014. Total receipts during fiscal year 2014 were $3.1 billion (5.2 percent) higher than in the prior fiscal year. Total tax receipts were $3.2 billion higher than the previous fiscal year, reflecting an increase in all major tax categories. General Fund miscellaneous receipts decreased by $347 million from the prior fiscal year, largely due to one-time receipts from settlements during fiscal year 2013.

General Fund disbursements, including transfers to other funds, totaled $61.2 billion in fiscal year 2014, $2.3 billion (3.9 percent) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

Fiscal Year 2013

The State ended fiscal year 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.6 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements and $113 million undesignated. The fiscal year 2013 closing balance was $177 million less than the fiscal year 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in fiscal year 2013. Total receipts during fiscal year 2013 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in PIT collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between DFS and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in fiscal year 2013, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

INVESTMENT RESTRICTIONS

Bond Fund

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund’s outstanding shares.

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)	The Fund may not borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets.

(3)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

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(4)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may not invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(7)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval:

The Fund may not:

(a)          Participate on a joint or joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b)          Purchase securities on margin or make short sales, except margin deposits in connection with transactions in options, futures contracts, options on futures contracts and other arbitrage transactions or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in-kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

(c)           Invest for the purpose of exercising control over or management of any company.

(d)          Invest more than 15% of its net assets in illiquid securities.

If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange and (3) held physically outside of Russia.

California Tax-Free Income Fund

Fundamental Investment Restrictions . The following investment restrictions will not be changed without approval of a majority of the Fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund’s outstanding shares.

The Fund may not:

(1)	Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

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(2)	Invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund’s investment policies.

(3)	Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, interests in bank loans, including without limitation, participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(4)	The Fund may not invest 25% or more of the value of its assets in any one industry, provided that this limitation does not apply to (i) tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers and (ii) obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

(5)	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6)	Purchase or sell real estate, real estate investment trust securities. This limitation shall not prevent the Fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.

(7)	Issue any senior securities, except insofar as the Fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities on a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:

1.	Invest for the purpose of exercising control or management of another company.

2.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

3.	Invest more than 15% of its net assets in securities which are illiquid.

Each of Global Conservative Absolute Return Fund and Global Short Duration Credit Fund

There are two classes of investment restrictions to which Bond Trust is subject in implementing the investment policies of the Fund: (a) fundamental and (b) non-fundamental. Fundamental restrictions may only be changed by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

When submitting an investment restriction change to the holders of the Fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Fund vote for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Restrictions (1) through (7) are fundamental. Restrictions (8) through (10) are non-fundamental.

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Fundamental Investment Restrictions

(1) Concentration. The Fund will not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) Borrowing. The Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Underwriting. The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) Real Estate. The Fund will not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5) Commodities. The Fund will not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) Loans. The Fund will not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) Senior Securities. The Fund will not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of Fundamental Restriction No. 7, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.

Non-Fundamental Investment Restrictions

The Fund will not:

(8) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(9) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.

(10) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the Fund, except in an amount of not more than 10% of the value of the Fund’s total assets and then only to secure borrowings permitted by restrictions (2) and (9). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

For purposes of restriction (10), “other strategic transactions” can include short sales and derivative transactions intended for non-hedging purposes.

Focused High Yield Fund, Government Income Fund and Investment Grade Bond Fund

Fundamental Investment Restrictions. With respect to each Fund, the following investment restrictions will not be changed without the approval of a majority of the Fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of the Fund’s outstanding shares.

Government Income Fund

(1)	The Fund may not borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this SAI), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in

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excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(4)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Fund may not purchase or retain mineral leases, commodities or commodity contracts (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

In addition to Government Income Fund’s existing fundamental investment restrictions, the Board has adopted the following non-fundamental investment restrictions with respect to the Fund. These investment restrictions may be changed by the Board without shareholder approval.

(1)	The Fund, in implementing its fundamental policy on diversification, will not consider a guarantee of a security to be a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund’s total assets. In determining the issuer of a security, each state and each political subdivision, agency, and instrumentality of each state and each multi state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(2)	The Fund may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

Focused High Yield Fund

(1)	The Fund may not borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(2)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

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(3)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(4)	The Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

(5)	The Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33⅓% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(6)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Investment Grade Bond Fund

(1)	The Fund may not borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market; and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market value). This borrowing restriction does not prohibit the use of reverse repurchase agreements (see “Reverse Repurchase Agreements”). For purposes of this investment restriction, forward commitment transactions shall not constitute borrowings. Interest paid on any borrowings will reduce the Fund’s net investment income.

(2)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(6)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Fund may not invest in commodities, except that the Fund may purchase and sell: forward commitments, when-issued securities, securities index put or call warrants, repurchase agreements, options on securities and securities indices, futures contracts on securities and securities indices and options on these futures, entered into in accordance with the Fund’s investment policies.

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High Yield Municipal Bond Fund and Tax-Free Bond Fund

With respect to each Fund, the following investment restrictions will not be changed without the approval of a majority of the respective Fund’s outstanding voting securities, which, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the respective Fund’s shares represented at a meeting if more than 50% of the respective Fund’s outstanding shares are present in person or by proxy at the meeting; or (2) more than 50% of the respective Fund’s outstanding shares.

(1)	Neither Fund may borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of Trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(2)	Neither Fund may invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund’s investment policies.

(3)	Neither Fund may make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)	Neither Fund may concentrate its investments in a particular industry, as that term is used in the 1940 Act , as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. This fundamental restriction does not apply to investments in tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers.

(5)	Neither Fund may engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities, and except that each Fund may participate as part of a group in bidding for the purchase of tax-exempt debt securities directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

(6)	Neither Fund may purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(7)	Neither Fund may issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Tax-Free Bond Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

Neither Fund may:

1.	Invest for the purpose of exercising control or management of another company.

2.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

3.	Invest more than 15% of the Fund’s net assets in securities which are illiquid.

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Income Fund

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund’s outstanding shares.

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)	The Fund may not borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowing will reduce income available to shareholders.

(3)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may not buy or sell commodity contracts, except futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies.

(7)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:

(a)	Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Subadvisor to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b)	Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in-kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c)	Invest for the purpose of exercising control over or management of any company.

(d)	Invest more than 15% of its net assets in illiquid securities.

In addition, the Fund complies with the following non-fundamental limitation on its investments:

The Fund may not exercise any conversion, exchange or purchase rights associated with corporate debt securities in the portfolio if, at the time, the value of all equity interests would exceed 10% of the Fund's total assets taken at market value.

If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

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Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund

Fundamental Investment Restrictions. With respect to each Fund, the following investment restrictions will not be changed without approval of a majority of the respective Fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means approval by the lesser of: (1) the holders of 67% or more of the respective Fund’s shares represented at a meeting if more than 50% of the respective Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of the respective Fund’s outstanding shares.

(1)	Neither Fund may issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)	Neither Fund may borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. Neither Fund will purchase securities while borrowings are outstanding.

(3)	Neither Fund may engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities, and except that each Fund may participate as part of a group in bidding for the purchase of tax-exempt debt securities directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

(4)	Neither Fund may purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	Neither Fund may make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	Neither Fund may purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(7)	Neither Fund may concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. This fundamental restriction does not apply to investments in tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers.

(8)	Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

Each Fund may not:

1.	Except as permitted by fundamental investment restriction (3) above, participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

2.	Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Funds have the right to obtain securities equivalent in-kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

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3.	Invest more than 15% of its net assets in illiquid securities.

Additional Information Regarding Fundamental Restrictions

The following discussion provides additional information about the Fundamental Restrictions set forth above.

Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.

Borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices, and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

Senior Securities. “Senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisor’s assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating services assign different ratings to the same security, the subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Investment Policy that May Be Changed Only on 60 Days’ Notice to Shareholders or with Shareholder Approval

In order to comply with Rule 35d-1 under the 1940 Act (“Rule 35d-1”), the 80% investment policy for each of Bond Fund, Focused High Yield Fund, Global Short Duration Credit Fund, Government Income Fund and Investment Grade Bond Fund is subject to change only upon 60 days’ prior notice to shareholders. In order to comply with Rule 35d-1, the 80% investment policy for each of California Tax-Free Income Fund, High Yield Municipal Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund is fundamental and may not be changed without shareholder approval. Refer to the applicable Prospectus for each Fund’s “Principal investment strategies.”

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PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including, among others, portfolio adjustments made in response to market conditions. The portfolio turnover rates for the Funds for the fiscal years ended May 31, 2014 and May 31, 2013 were as follows:

Fund	2014	2013
Bond Fund	77%	72%
California Tax-Free Income Fund	19%	7%
Focused High Yield Fund	75%	103%
Global Conservative Absolute Return Fund(1)	134%	—
Global Short Duration Credit Fund(2)	44%	—
Government Income Fund	57%	78%
High Yield Municipal Bond Fund	14%	25%
Income Fund	50%	53%
Investment Grade Bond Fund	73%	70%
Massachusetts Tax-Free Income Fund	10%	16%
New York Tax-Free Income Fund	7%	8%
Tax-Free Bond Fund	12%	11%

(1)	Because Global Conservative Absolute Return Fund had not yet commenced operations, there is no portfolio turnover to report for the fiscal year ended May 31, 2013. Portfolio turnover for the fiscal period ended May 31, 2014 is from inception, July 16, 2013.
(2)	Because Global Short Duration Credit Fund had not yet commenced operations, there is no portfolio turnover to report for the fiscal year ended May 31, 2013. Portfolio turnover for the fiscal period ended May 31, 2014 is from inception, October 21, 2013.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Trusts, each an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trusts (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of the Trusts also are officers or directors of the Advisor, or officers or directors of the principal distributor to the Funds, John Hancock Funds, LLC (the “Distributor”). Each Trustee oversees all the Funds and other funds in the John Hancock Fund Complex (as defined below).

The tables below present certain information regarding the Trustees and officers of the Trusts, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of the Trusts (each a “Non-Independent Trustee”) and the Independent Trustees. As of September 1, 2014, the “John Hancock Fund Complex” consisted of 230 funds (including separate series of series mutual funds): John Hancock Variable Insurance Trust (82 funds); John Hancock Funds II (101 funds); John Hancock Funds III; and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. Each Trustee was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. The address of each Trustee and officer of the Trusts is 601 Congress Street, Boston, Massachusetts 02210.

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Non-Independent Trustees
Name (Birth Year)	Position(s) with the Trusts (1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Craig Bromley(2) (1966)	Trustee, each Trust (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005-2012, including prior positions). Trustee, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).	230
Warren A. Thomson(2) (1955)	Trustee, each Trust (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).	230

Independent Trustees
Name (Birth Year)	Position(s) with the Trusts (1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Charles L. Bardelis (1941)	Trustee, each Trust (since 2012)	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).	230
Peter S. Burgess (1942)	Trustee, each Trust (since 2012)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	230

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Independent Trustees
Name (Birth Year)	Position(s) with the Trusts (1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
William H. Cunningham (1944)	Trustee, Bond Trust (since 1986); Trustee, John Hancock California Tax-Free Income Fund and Municipal Securities Trust (since 1989); Trustee, Sovereign Bond Fund, Strategic Series and Tax-Exempt Series Fund (since 2005)

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds(3) (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).

			230
Grace K. Fey (1946)	Trustee, each Trust (since 2012)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	230
Theron S. Hoffman (1947)	Trustee, each Trust (since 2012)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization ( consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000) . Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	230
Deborah C. Jackson (1952)	Trustee, each Trust (since 2008)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

			230
Hassell H. McClellan (1945)	Trustee, each Trust (since 2012)	Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	230

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Independent Trustees
Name (Birth Year)	Position(s) with the Trusts (1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James M. Oates (1946)	Trustee and Chairperson of the Board, each Trust (since 2012)

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds(3) (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

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Steven R. Pruchansky (1944)	Trustee, Bond Trust, John Hancock California Tax-Free Income Fund and Municipal Securities Trust (since 1994); Trustee, Sovereign Bond Fund, Strategic Series and Tax-Exempt Series Fund (since 2005); Vice Chairperson of the Board, each Trust (since 2012)

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds(3); Trustee and Vice Chairperson of the Board, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

230
Gregory A. Russo (1949)	Trustee, each Trust (since 2009)

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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(1)	Because each Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from a Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

(3)	“John Hancock retail funds” is composed of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of the Funds who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated

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person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.

Name (Birth Year)	Position(s) with each Trust(1)	Principal Occupation(s) During Past 5 Years
Andrew G. Arnott (1971)	President (since 2014); Executive Vice President (2007-2014), including prior positions)	Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds(2); John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

John J. Danello (1955)	Senior Vice President (since 2006, including prior positions); and Secretary and Chief Legal Officer (since 2014).	Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds(2) and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(2), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone (1965)	Treasurer (since 2010)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(2) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

(1)	Each officer holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
(2)	“John Hancock retail funds” is composed of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.

Additional Information about the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trusts as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Advisor’s parent company, and positions with other affiliates of the

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Advisor, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development.  In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trusts.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trusts.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Advisor’s parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

Each Trust is organized as a Massachusetts business trust. Under each Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trusts. The Board met seven times during the latest fiscal year.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to a Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or

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liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Bromley and Thomson, as senior executives of MFC, the parent company of the Advisor and the Distributor, and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of each Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of a Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee.

The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met six times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. This Committee met four times during the last fiscal year.

Contracts, Legal & Risk Committee . The Board also has a standing Contracts, Legal & Risk Committee (Ms. Fey and Messrs. Pruchansky and Russo). This Committee met four times during the last fiscal year. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the Subadvisor identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee (formerly known as the Nominating, Governance & Administration Committee) composed of all of the Independent Trustees. This Committee met five times during the last fiscal year. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee . The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Mses. Fey and Jackson and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Committees. The Investment Committee met five times during the last fiscal year.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

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Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisors, subject to oversight of the Advisor, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their firms. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (composed of officers of the Trusts).

The Compliance Committee assists the Board in overseeing the activities of the Trusts’ CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trusts’ CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trusts’ CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

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The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees and Officers

Each Trust pays fees only to its Independent Trustees. Trustees also are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the Trusts and the other open-end funds in the John Hancock Fund Complex an annual retainer of $210,000, a fee of $17,000 for each regular meeting of the Trustees that he or she attends in person and a fee of $2,500 for each special meeting of the Trustees that he or she attends in person. The Chairperson of the Board receives an additional retainer of $150,000. The Vice Chairperson of the Board receives an additional retainer of $10,000. The Chairperson of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives an additional $30,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $10,000 retainer. The following table provides information regarding the compensation paid by each Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended May 31, 2014.

Compensation Table(1)

Name of Trustee	Total Compensation from Bond Trust	Total Compensation from John Hancock California Tax-Free Income Fund	Total Compensation from Municipal Securities Trust	Total Compensation from Sovereign Bond Fund	Total Compensation from Strategic Series	Total Compensation from Tax- Exempt Series Fund	Total Compensation from the Trusts and the John Hancock Fund Complex (2)
Independent Trustees
Charles L. Bardelis	$3,370	$605	$1,675	$4,431	$8,213	$400	$341,500
Peter S. Burgess	$3,573	$643	$1,779	$4,704	$8,719	$425	$361,500
William H. Cunningham	$3,370	$605	$1,675	$4,431	$8,213	$400	$341,500
Grace K. Fey	$3,370	$605	$1,675	$4,431	$8,213	$400	$341,500
Theron S. Hoffman	$3,370	$605	$1,675	$4,431	$8,213	$400	$341,500
Deborah C. Jackson	$3,334	$595	$1,645	$4,378	$8,083	$393	$339,000
Hassell H. McClellan	$3,573	$643	$1,779	$4,704	$8,719	$425	$361,500
James M. Oates	$4,732	$856	$2,367	$6,249	$11,576	$566	$481,500
Steven R. Pruchansky	$3,195	$580	$1,607	$4,246	$7,875	$384	$331,500
Gregory A. Russo	$3,573	$643	$1,779	$4,704	$8,719	$425	$361,500
Non-Independent Trustees
Craig Bromley	$0	$0	$0	$0	$0	$0	$0
Warren A. Thomson	$0	$0	$0	$0	$0	$0	$0

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(1)	Compensation received for services as a Trustee for the fiscal year ended May 31, 2014. No Trust has a pension or retirement plan for any of its Trustees or officers. With respect to Messrs. Cunningham and Pruchansky, the John Hancock Fund Complex compensation for this period included fees deferred under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, which was terminated in November 2012, Messrs. Cunningham and Pruchansky had elected to have their deferred fees invested in shares of one or more funds in the John Hancock Fund Complex, with the amounts ultimately payable to them under the Deferred Compensation Plan to be determined based upon the performance of such investments. Deferral of Trustees’ fees did not obligate the John Hancock funds to retain the services of either such Trustee or obligate such funds to pay any particular level of compensation to the Trustee. Under these circumstances, each such Trustee was not the legal owner of the underlying shares, but did realize any positive or negative return on those shares to the same extent as all other shareholders. As a result of the termination of the Deferred Compensation Plan, the amounts remaining in the Deferred Compensation Plan for these Trustees were paid in full in February 2014.

(2)	There were approximately 228 series in the John Hancock Fund Complex as of May 31, 2014.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2013. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

Funds Trustees	Bond Fund	California Tax-Free Income Fund	Focused High Yield Fund	Global Conservative Absolute Return Fund	Government Income Fund	High Yield Municipal Bond Fund
Independent Trustees
Charles L. Bardelis	A	A	A	A	A	A
Peter S. Burgess	A	A	A	A	A	A
William H. Cunningham	A	A	A	A	A	A
Grace K. Fey	A	A	A	A	A	A
Theron S. Hoffman	A	A	A	A	A	A
Deborah C. Jackson	A	A	A	A	A	A
Hassell H. McClellan	A	A	A	A	A	A
James M. Oates	A	A	A	A	A	A
Steven R. Pruchansky	A	A	A	A	B	A
Gregory A. Russo	A	A	A	A	A	A
Non-Independent Trustees
Craig Bromley	A	A	A	A	A	A
Warren A. Thomson	A	A	A	A	A	A

Funds Trustees	Income Fund	Investment Grade Bond Fund	Massachusetts Tax-Free Income Fund	New York Tax-Free Income Fund	Tax-Free Bond Fund	Total – John Hancock Fund Complex
Independent Trustees
Charles L. Bardelis	A	A	A	A	A	E
Peter S. Burgess	A	A	A	A	A	E
William H. Cunningham	A	A	A	A	A	E
Grace K. Fey	A	A	A	A	A	E
Theron S. Hoffman	A	A	A	A	A	E
Deborah C. Jackson	A	A	A	A	A	E
Hassell H. McClellan	A	A	A	A	A	E
James M. Oates	A	A	A	A	A	E
Steven R. Pruchansky	B	B	A	A	A	E
Gregory A. Russo	A	A	A	A	A	E
Non-Independent Trustees
Craig Bromley	A	A	A	A	A	E
Warren A. Thomson	A	A	A	A	A	E

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SHAREHOLDERS OF THE FUNDS

Class NAV shares are held principally by the Portfolios.

To the best knowledge of the Trusts, as of August 31, 2014, the Trustees and officers of each Fund, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each Fund.

To the best knowledge of the Trusts, as of August 31, 2014, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the Funds and classes indicated below. Each beneficial owner of Fund shares is indicated below by an asterisk. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class.

Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares of Global Conservative Absolute Return Fund and Class A and Class I shares of Global Short Duration Credit Fund are expected to commence operations on or following the date of this SAI, and, therefore, the Trustees and officers of Global Conservative Absolute Return Fund and Global Short Duration Credit Fund as a group beneficially owned no shares of such classes as of the date of this SAI. The Advisor will own all outstanding shares of the classes listed above of each such Fund on the commencement date and, therefore, will be deemed to control such classes of the Funds.

Fund Name	Share Class	Name and Address	Percentage
Bond Fund	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	24.33%
Bond Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	17.46%
Bond Fund	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	19.40%
Bond Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	13.55%
Bond Fund	B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	12.55%
Bond Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	10.82%
Bond Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	6.21%
Bond Fund	B	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	5.12%
Bond Fund	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	30.00%
Bond Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	10.93%
Bond Fund	C	PERSHING LLC 1 PERSHING PLZ	10.80%

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Fund Name	Share Class	Name and Address	Percentage
		JERSEY CITY, NJ 07399-0001
Bond Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	8.88%
Bond Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	7.14%
Bond Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	6.17%
Bond Fund	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	5.93%
Bond Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	20.60%
Bond Fund	I	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	18.07%
Bond Fund	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	12.10%
Bond Fund	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10.00%
Bond Fund	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	8.91%
Bond Fund	I	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	5.52%
Bond Fund	I	UBS OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	5.11%
Bond Fund	R2	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	31.44%
Bond Fund	R2	STATE STREET CORPORATION TTEE/CUST FBO CUSTOMER 1 LINCOLN ST BOSTON, MA 02111-2901	29.63%
Bond Fund	R2	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST FUTABA CORPORATION OF AMERICA* 711 E STATE PKWY SCHAUMBURG, IL 60173-4530	7.81%
Bond Fund	R2	ASCENSUS TRUST COMPANY FBO CITNALTA	5.86%

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Fund Name	Share Class	Name and Address	Percentage
		CONSTRUCTION CORP 401K* PO BOX 10577 FARGO, ND 58106-0577
Bond Fund	R2	WELLS FARGO BANK FBO VARIOUS RETIREMENT 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	5.54%
Bond Fund	R6	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	90.85%

California Tax-Free Income Fund	A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	10.42%
California Tax-Free Income Fund	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	9.05%
California Tax-Free Income Fund	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	8.64%
California Tax-Free Income Fund	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	7.28%
California Tax-Free Income Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	6.74%
California Tax-Free Income Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	5.23%
California Tax-Free Income Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	28.66%
California Tax-Free Income Fund	B	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	15.84%
California Tax-Free Income Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	10.61%
California Tax-Free Income Fund	B	CHANG SOO KIM TTEE CHANG SOO KIM SURVIVORS TRUST* 592 HIGH EAGLE CT WALNUT CREEK, CA 94595-3928	10.53%
California Tax-Free Income Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	7.84%
California Tax-Free Income Fund	B	JEAN M DISALVO TTEE DENNIS C DISALVO TTEE DISALVO 1989 TRUST* U/A DTD 09/26/1989 1225 YEW ST	5.43%

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Fund Name	Share Class	Name and Address	Percentage
		SAN MATEO, CA 94402-3339
California Tax-Free Income Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	30.21%
California Tax-Free Income Fund	C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	9.76%
California Tax-Free Income Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	8.69%
California Tax-Free Income Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	7.88%
California Tax-Free Income Fund	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	6.48%

Focused High Yield Fund	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	11.20%
Focused High Yield Fund	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	9.55%
Focused High Yield Fund	A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	8.86%
Focused High Yield Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	8.15%
Focused High Yield Fund	A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	5.77%
Focused High Yield Fund	A	TD AMERITRADE INC FEBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	5.29%
Focused High Yield Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	21.36%
Focused High Yield Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	17.42%
Focused High Yield Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	9.50%
Focused High Yield Fund	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST	6.22%

87

Fund Name	Share Class	Name and Address	Percentage
		SAN FRANCISCO, CA 94104-4151
Focused High Yield Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	16.60%
Focused High Yield Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	10.35%
Focused High Yield Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.73%
Focused High Yield Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	9.69%
Focused High Yield Fund	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	9.02%
Focused High Yield Fund	C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	8.15%
Focused High Yield Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	7.90%
Focused High Yield Fund	C	UBS OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	6.45%
Focused High Yield Fund	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	20.77%
Focused High Yield Fund	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	17.26%
Focused High Yield Fund	I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	16.74%
Focused High Yield Fund	I	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	8.34%
Focused High Yield Fund	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	7.96%
Focused High Yield Fund	I	UBS OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	6.69%
Focused High Yield Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST	5.27%

88

Fund Name	Share Class	Name and Address	Percentage
		PETERSBURG, FL 33716-1100
Focused High Yield Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.01%

Global Conservative Absolute Return Fund	A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	50.29%
Global Conservative Absolute Return Fund	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	18.20%
Global Conservative Absolute Return Fund	A	JOHN HANCOCK LIFE INSURANCE CO USA* 601 CONGRESS ST BOSTON, MA 02210-2804	5.55%
Global Conservative Absolute Return Fund	C	JOHN HANCOCK LIFE INSURANCE CO USA* 601 CONGRESS ST BOSTON, MA 02210-2804	89.07%
Global Conservative Absolute Return Fund	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF THOMAS J YONKERS* 4503 WOOD THRUSH DR PARMA, OH 44134-4670	10.93%
Global Conservative Absolute Return Fund	I	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	73.02%
Global Conservative Absolute Return Fund	I	SEI PRIVATE TRUST COMPANY C/O PINNACLE TRUST GWP* 1 FREEDOM VALLEY DR OAKS, PA 19456-9989	13.99%
Global Conservative Absolute Return Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	5.58%
Global Conservative Absolute Return Fund	R6	JOHN HANCOCK LIFE INSURANCE CO USA* 601 CONGRESS ST BOSTON, MA 02210-2804	100.00%

Government Income Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	10.05%
Government Income Fund	B	MLPF&S FORTHE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	21.82%
Government Income Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	18.39%
Government Income Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	7.71%
Government Income Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	7.58%
Government Income Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	20.19%

89

Fund Name	Share Class	Name and Address	Percentage
		ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484
Government Income Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	15.76%
Government Income Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	9.12%
Government Income Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	5.35%
Government Income Fund	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	5.08%

High Yield Municipal Bond Fund	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	17.59%
High Yield Municipal Bond Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	10.36%
High Yield Municipal Bond Fund	A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	10.03%
High Yield Municipal Bond Fund	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	8.38%
High Yield Municipal Bond Fund	A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	8.32%
High Yield Municipal Bond Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	7.63%
High Yield Municipal Bond Fund	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	5.24%
High Yield Municipal Bond Fund	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	5.07%
High Yield Municipal Bond Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	5.04%
High Yield Municipal Bond Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST	22.58%

90

Fund Name	Share Class	Name and Address	Percentage
		SAINT LOUIS, MO 63103-2523
High Yield Municipal Bond Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	15.63%
High Yield Municipal Bond Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.32%
High Yield Municipal Bond Fund	B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	12.47%
High Yield Municipal Bond Fund	B	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	7.84%
High Yield Municipal Bond Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	15.81%
High Yield Municipal Bond Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	14.61%
High Yield Municipal Bond Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	12.68%
High Yield Municipal Bond Fund	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	11.18%
High Yield Municipal Bond Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	9.88%
High Yield Municipal Bond Fund	C	UBS OMNI ACCOUNT ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	7.49%
High Yield Municipal Bond Fund	C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	7.17%
High Yield Municipal Bond Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	6.09%

Income Fund	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	15.69%
Income Fund	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	11.78%
Income Fund	A	PERSHING LLC 1 PERSHING PLZ	8.25%

91

Fund Name	Share Class	Name and Address	Percentage
		JERSEY CITY, NJ 07399-0001
Income Fund	A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	5.49%
Income Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	21.53%
Income Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	19.96%
Income Fund	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	11.14%
Income Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	9.51%
Income Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	14.51%
Income Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	12.14%
Income Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	10.82%
Income Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	10.31%
Income Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	7.40%
Income Fund	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	7.30%
Income Fund	C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	6.92%
Income Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.01%
Income Fund	C	UBS OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	5.85%

92

Fund Name	Share Class	Name and Address	Percentage
Income Fund	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	64.72%
Income Fund	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	7.06%
Income Fund	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	17.28%
Income Fund	R1	DCGT AS TTEE AND/OR CUST FBO VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	8.12%
Income Fund	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	47.15%
Income Fund	R2	RELIANCE TRUST COMPANY FBO CARNICA* PO BOX 48529 ATLANTA, GA 30362-1529	9.71%
Income Fund	R2	MID ATLANTIC TRUST COMPANY FBO COLOR ART PALETTE INC EMPLOYEES PSP* 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	9.63%
Income Fund	R2	JP MORGAN CHASE BANK TRUSTEE CUSTODIAN FBO RETIREMENT PLANS WHICH TIAA-CREF ACTS RECORD KEEPER 4 NEW YORK PLZ LBBY A FL 12 NEW YORK, NY 10004-2413	8.31%
Income Fund	R3	STATE STREET CORPORATION TTEE/CUST FBO ACCESS* 1 LINCOLN ST BOSTON MA 02111-2901	28.23%
Income Fund	R3	GREAT-WEST TRUST CO FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD 2T2 GREENWOOD VLG, CO 80111-5002	19.33%
Income Fund	R3	MG TRUST COMPANY CUST FBO BELLEVILLE BOE NJ 403 B PLAN* 717 17TH ST STE 1300 DENVER, CO 80202-3304	9.31%
Income Fund	R3	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	7.57%
Income Fund	R4	RELIANCE TRUST COMPANY FBO INSPER CORP 401K* PO BOX 48529 ATLANTA, GA 30362-1529	46.28%
Income Fund	R4	WILMINGTON TRUST RISC AS TTEE FBO VIEJAS RETPLAN*	13.61%

93

Fund Name	Share Class	Name and Address	Percentage
		PO BOX 52129 PHOENIX, AZ 85072-2129
Income Fund	R4	STATE STREET CORPORATION TTEE/CUST FBO ADP ACCESS* 1 LINCOLN ST BOSTON, MA 02111-2901	11.70%
Income Fund	R4	DWS TRUST COMPANY TTEE THE ANDERSON-DUBOSE COMPANY 401K PL* ATTN SHARE RECON DEPT PO BOX 1757 SALEM, NH 03079-1143	7.62%
Income Fund	R4	ASCENSUS TRUST COMPANY FBO LOCASCIO HADDEN & DENNIS LLC 401K* PO BOX 10577 FARGO ND 58106-0577	5.47%
Income Fund	R5	FIIOC FBO BNY CONVERGEX GROUP LLC* 100 MAGELLAN WAY COVINGTON, KY 41015-1999	24.14%
Income Fund	R5	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO MISSISSIPPI BAPTIST HLTH 403B* 2727A ALLEN PKWY # 4-D1 HOUSTON, TX 77019-2107	14.32%
Income Fund	R5	ASCENSUS TRUST COMPANY FBO E ALLEN REEVES 401K PS PLAN AND TRU* PO BOX 10577 FARGO ND 58106-0577	7.60%
Income Fund	R5	GREAT-WEST TRUST CO LLC FBO PUTNAM FBO RECORDKEEPING FOR VARIOUS BENEF OMNIPUTNAM 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	6.48%
Income Fund	R5	FIIOC FBO EZE SOFTWARE GROUP RETIREMENT SAVINGS 401K PLAN* 100 MAGELLAN WAY COVINGTON, KY 41015-1999	6.34%
Income Fund	R5	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	5.14%
Income Fund	R5	TD AMERITRADE TRUST COMPANY CO PO BOX 17748 DENVER, CO 80217-0748	5.08%
Income Fund	R6	NFS LC FEBO US BANK NATIONAL ASSOCIATION 1555 N RIVER CENTER DR STE 302 MILWAUKEE, WI 53212-3958	31.84%
Income Fund	R6	WELLS FARGO BANK NA FBO ASHLEY HOUSE * PO BOX 1533 MINNEAPOLIS, MN 55480-1533	30.71%
Income Fund	R6	NFS LLC FEBO CITIZENS BANK PO BOX 2549 RCH CUCAMONGA, CA 91729-2549	13.98%
Income Fund	R6	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K* 8515 E ORCHARD RD # 2T2	7.88%

94

Fund Name	Share Class	Name and Address	Percentage
		GREENWOOD VLG, CO 80111-5002

Investment Grade Bond Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	46.66%
Investment Grade Bond Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	24.05%
Investment Grade Bond Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	18.98%
Investment Grade Bond Fund	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	16.55%
Investment Grade Bond Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	9.49%
Investment Grade Bond Fund	B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	6.32%
Investment Grade Bond Fund	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	26.11%
Investment Grade Bond Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	12.94%
Investment Grade Bond Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	11.99%
Investment Grade Bond Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9.21%
Investment Grade Bond Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	5.19%
Investment Grade Bond Fund	I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	28.71%
Investment Grade Bond Fund	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	20.28%
Investment Grade Bond Fund	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT	17.06%

95

Fund Name	Share Class	Name and Address	Percentage
		OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523
Investment Grade Bond Fund	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	7.19%
Investment Grade Bond Fund	I	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	6.31%

Massachusetts Tax-Free Income Fund	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	13.26%
Massachusetts Tax-Free Income Fund	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	12.77%
Massachusetts Tax-Free Income Fund	A	UBS OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	6.42%
Massachusetts Tax-Free Income Fund	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	6.11%
Massachusetts Tax-Free Income Fund	B	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	26.24%
Massachusetts Tax-Free Income Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	12.78%
Massachusetts Tax-Free Income Fund	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	12.56%
Massachusetts Tax-Free Income Fund	B	PERSHING LLC PERSHING PLZ JERSEY CITY, NJ 07399-0001	5.47%
Massachusetts Tax-Free Income Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	28.15%
Massachusetts Tax-Free Income Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	16.11%
Massachusetts Tax-Free Income Fund	C	UBS OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5	10.68%

96

Fund Name	Share Class	Name and Address	Percentage
		WEEHAWKEN, NJ 07086-6761
Massachusetts Tax-Free Income Fund	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	6.93%
Massachusetts Tax-Free Income Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	6.61%
Massachusetts Tax-Free Income Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	6.06%

New York Tax-Free Income Fund	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	13.76%
New York Tax-Free Income Fund	A	PERSHING LLC PERSHING PLZ JERSEY CITY, NJ 07399-0001	10.21%
New York Tax-Free Income Fund	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	5.26%
New York Tax-Free Income Fund	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY, NJ 07311	5.24%
New York Tax-Free Income Fund	A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	5.21%
New York Tax-Free Income Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	25.48%
New York Tax-Free Income Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	23.88%
New York Tax-Free Income Fund	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	22.52%
New York Tax-Free Income Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	14.91%
New York Tax-Free Income Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	13.73%
New York Tax-Free Income Fund	C	PERSHING LLC 1 PERSHING PLZ	12.24%

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Fund Name	Share Class	Name and Address	Percentage
		JERSEY CITY, NJ 07399-0001
New York Tax-Free Income Fund	C	UBS OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	11.88%
New York Tax-Free Income Fund	C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	10.18%
New York Tax-Free Income Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	8.60%
New York Tax-Free Income Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	8.39%

Tax-Free Bond Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	9.98%
Tax-Free Bond Fund	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	27.15%
Tax-Free Bond Fund	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	12.22%
Tax-Free Bond Fund	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	11.68%
Tax-Free Bond Fund	B	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	10.66%
Tax-Free Bond Fund	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	7.07%
Tax-Free Bond Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	16.97%
Tax-Free Bond Fund	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	15.18%
Tax-Free Bond Fund	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	8.60%

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Fund Name	Share Class	Name and Address	Percentage
Tax-Free Bond Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	6.83%
Tax-Free Bond Fund	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE, FL 32246-6484	6.38%
Tax-Free Bond Fund	C	UBS OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	5.73%
Tax-Free Bond Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	5.61%

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

The Advisory Agreement

The Advisor serves as investment advisor to the Funds and is responsible for the supervision of the subadvisors’ services to the Funds pursuant to advisory agreements dated: (i) July 1, 2009 for each Fund other than California Tax-Free Income Fund (the “2009 Advisory Agreements”); and (ii) December 22, 1994 for California Tax-Free Income Fund (the “1994 Advisory Agreement”) (collectively, the “Advisory Agreements”).

Pursuant to the 2009 Advisory Agreements, the Advisor selects, contracts with, and compensates subadvisors to manage the investment and reinvestment of the assets of the relevant Funds. The Advisor monitors each subadvisor’s management of the relevant Funds’ investment operations in accordance with the investment objectives and related policies of the relevant Funds, and reviews the performance of such subadvisors and reports periodically on such performance to the Trustees.

Pursuant to the 1994 Advisory Agreement, in conjunction with California Tax-Free Income Fund’s subadvisor, the Advisor will: (i) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged; and (ii) provide supervision over all aspects of the Fund’s operations except those that are delegated to a custodian, transfer agent or other agent.

Pursuant to the Advisory Agreements, the Advisor may elect directly to manage the investment and reinvestment of the assets of a Fund, subject to the approval of the Trustees. In directly managing the assets, the Advisor will have the same responsibilities as those described below with respect to a subadvisor under a subadvisory agreement.

Pursuant to the Advisory Agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which an Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreements, a Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as an Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Advisor. In addition, the Advisor or The Manufacturer’s Life Insurance Company, a subsidiary of Manulife Financial (the “Life Company”), may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment advisor.

The continuation of the Advisory Agreements and the Distribution Agreement (discussed below) were each approved by all Trustees. The Advisory Agreements and the Distribution Agreement will continue in effect from year to year, provided that each Agreement’s continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the relevant Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement, or “interested persons” of any such parties.

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Each of these Agreements may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.

Personnel of the Advisor and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Funds from being disadvantaged, the Advisor, each subadvisor, the Distributor and each Trust have adopted codes of ethics that restrict the trading activity of those personnel.

Each Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Advisor’s employees rendering such services to the Fund); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Securities held by a Fund also may be held by other funds or investment advisory clients for which the Advisor, subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or subadvisor for a Fund or for other funds or clients for which the Advisor or subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Advisor Compensation. As compensation for its advisory services under each Advisory Agreement, the Advisor receives a fee from the relevant Trust computed separately for each relevant Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The management fees a Fund currently is obligated to pay the Advisor are as set forth in the Fund’s Prospectuses.

From time to time, the Advisor may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, a Fund’s annual expenses fall below this limit.

The following table shows the advisory fees that each Fund incurred and paid to the Advisor for the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012:

	Advisory Fee Paid in Fiscal Year Ended May 31
Funds	2014	2013	2012
Bond Fund
Gross Fees	$8,642,294	$7,841,466	$5,651,987
Waivers	($1,030,962)	($829,607)	($540,550)
Net Fees	$7,611,332	$7,011,859	$5,111,437
California Tax-Free Income Fund
Gross Fees	$1,346,039	$1,533,839	$1,446,307
Waivers	($46,997)	—	—
Net Fees	$1,299,042	$1,533,839	$1,446,307
Focused High Yield Fund
Gross Fees	$4,902,369	$3,198,822	$3,606,095
Waivers	($59,071)	—	—
Net Fees	$4,843,298	$3,198,822	$3,606,095

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	Advisory Fee Paid in Fiscal Year Ended May 31
Funds	2014	2013	2012
Global Conservative Absolute Return Fund(1)
Gross Fees	$752,447	—	—
Waivers	($149,054)	—	—
Net Fees	$603,393	—	—
Global Short Duration Credit Fund(2)
Gross Fees	$526,830	—	—
Waivers	($4,453)	—	—
Net Fees	$522,377	—	—
Government Income Fund
Gross Fees	$1,935,769	$2,191,085	$2,178,043
Waivers	($386,710)	($476,676)	($311,830)
Net Fees	$1,549,059	$1,714,409	$1,866,213
High Yield Municipal Bond Fund
Gross Fees	$1,215,586	$1,648,626	$1,477,997
Waivers	($227,668)	—	—
Net Fees	$987,918	$1,648,626	$1,477,997
Income Fund			—
Gross Fees	$10,628,018	$10,915,274	$10,674,741
Waivers	($199,355)	—	—
Net Fees	$10,428,663	$10,915,274	$10,674,741
Investment Grade Bond Fund
Gross Fees	$870,223	$920,832	$766,420
Waivers	($12,914)	—	($42,920)
Net Fees	$857,309	$920,832	$723,500
Massachusetts Tax-Free Income Fund
Gross Fees	$493,545	$647,344	$592,773
Waivers	($145,035)	—	—
Net Fees	$348,510	$647,344	$592,773
New York Tax-Free Income Fund
Gross Fees	$278,339	$326,740	$313,023
Waivers	($81,878)	—	($4,556)
Net Fees	$196,461	$326,740	$308,467
Tax-Free Bond Fund
Gross Fees	$2,414,510	$2,827,661	$2,595,759
Waivers	($465,031)	—	—
Net Fees	$1,949,479	$2,827,661	$2,595,759

(1)	Because Global Conservative Absolute Return Fund had not yet commenced operations, there are no advisory fees to report for the fiscal years ended May 31, 2013 and May 31, 2012. Advisory fees for the fiscal period ended May 31, 2014 are from inception, July 16, 2013.

(2)	Because Global Short Duration Credit Fund had not yet commenced operations, there are no advisory fees to report for the fiscal years ended May 31, 2013 and May 31, 2012. Advisory fees for the fiscal period ended May 31, 2014 are from inception, October 21, 2013.

Service Agreement and Accounting and Legal Services Agreement. Pursuant to (i) a Service Agreement with Bond Trust, Municipal Securities Trust, Sovereign Bond Fund, Strategic Series and Tax-Exempt Series Fund and (ii) an Accounting and Legal Services Agreement with John Hancock California Tax-Free Income Fund, the Advisor is responsible for providing, at the expense of the applicable Trust or Trusts, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by each Fund; provided, however, that such expenses shall

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not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Pursuant to the Accounting and Legal Services Agreement, such expenses shall not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Pursuant to each Agreement, the reimbursement shall be calculated and paid monthly in arrears. The following table shows the fees that each Fund incurred and paid to the Advisor for non-advisory services under the Service Agreement or the Accounting and Legal Services Agreement, as applicable, for the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012.

	Service Fee Paid in Fiscal Year Ended May 31
Fund	2014	2013	2012
Bond Fund	$377,389	$322,924	$240,455
California Tax-Free Income Fund	$47,268	$43,988	$55,875
Focused High Yield Fund	$193,674	$117,773	$122,563
Global Conservative Absolute Return Fund(1)	$17,667	—	—
Global Short Duration Credit Fund(2)	$9,615	—	—
Government Income Fund	$68,588	$75,409	$72,912
High Yield Municipal Bond Fund	$40,744	$57,781	$47,688
Income Fund	$644,087	$640,538	$604,095
Investment Grade Bond Fund	$45,495	$46,740	$40,155
Massachusetts Tax-Free Income Fund	$19,310	$21,031	$25,107
New York Tax-Free Income Fund	$10,975	$10,714	$12,867
Tax-Free Bond Fund	$88,130	$102,281	$88,310

(1)	Because Global Conservative Absolute Return Fund had not yet commenced operations, there are no service fees to report for the fiscal years ended May 31, 2013 and May 31, 2012. Service fees for the fiscal period ended May 31, 2014 are from inception, July 16, 2013.

(2)	Because Global Short Duration Credit Fund had not yet commenced operations, there are no service fees to report for the fiscal years ended May 31, 2013 and May 31, 2012. Service fees for the fiscal period ended May 31, 2014 are from inception, October 21, 2013.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

The Service Agreement is subject to annual approval by a majority of the Board and a majority of the Independent Trustees. A Trust, on behalf of any or all of the relevant Funds, or the Advisor may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The Subadvisory Agreements

Standard Life Investments (Corporate Funds) Limited (“Standard Life”) serves as subadvisor to Global Conservative Absolute Return Fund. John Hancock Asset Management a division of Manulife Asset Management (US) LLC serves as subadvisor to each other Fund.

Standard Life Business Arrangements. The Manufacturers Life Insurance Company, a subsidiary of Manulife Financial, the Advisor’s parent company, has announced that it will acquire the Canadian-based operations of Standard Life plc, the parent company of Standard Life, in a transaction that is expected to close in the first quarter of 2015, subject to the receipt of all necessary shareholder and regulatory approvals. In connection with this transaction, The Manufacturers Life Insurance Company and an affiliate of Standard Life plc have entered into a collaboration agreement that builds on the existing successful relationship between Standard Life and the Advisor to distribute investment products globally that enhance each other’s product offerings in geographic areas where the investment manager party does not have distribution capability. Additionally, the Advisor has entered into organizational and promotional costs agreements with Standard Life with respect to Global Conservative Absolute Return Fund to promote the Fund and to obtain exclusivity terms from Standard Life whereby the subadvisor agrees not to offer investment management services to other registered investment companies that have investment strategies similar to those of the Fund. Neither Bond Trust nor Global Conservative Absolute Return Fund is a party to any of these arrangements, and they are not binding on either the Fund or the Board. These arrangements present certain conflicts of interest, however, because the Advisor has a financial incentive to support the continuation of the Standard Life subadvisory agreement for as long as the collaboration agreement and the organizational and promotional costs agreements remain in effect. The Board is aware of and has considered these potential conflicts of interest.

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Duties of the Subadvisors. Under the terms of each of the current subadvisory agreements (each a “Subadvisory Agreement and collectively, the “Subadvisory Agreements”), the subadvisor manages the investment and reinvestment of the assets of the assigned Funds, subject to the supervision of the Board and the Advisor. The subadvisor formulates a continuous investment program for each such Fund consistent with its investment objective and policies outlined in the Prospectuses. Each subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs. Each subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned Funds. Additional information about each Fund’s portfolio managers, including other accounts managed, ownership of Fund shares, and compensation structure, can be found at Appendix B to this SAI.

The Advisor has delegated to the subadvisor of each Fund the responsibility to vote all proxies relating to securities held by the Fund in accordance with the subadvisor’s proxy voting policies and procedures. Each subadvisor has a duty to vote or not vote such proxies in the best interests of a Fund that it subadvises and its shareholders and to avoid the influence of conflicts of interest.

Subadvisory Fees. As compensation for their services, the subadvisors receive fees from the Advisor computed separately for each Fund.

Affiliated Subadvisors. The Advisor, John Hancock Investment Management Services, LLC (“JHIMS”) (the advisor to certain other John Hancock funds) and the following subadvisors are controlled by Manulife Financial:

Declaration Management & Research LLC;

John Hancock Asset Management a division of Manulife Asset Management (US) LLC; and

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

(collectively, “Affiliated Subadvisors”).

Advisory arrangements involving Affiliated Subadvisors may present certain potential conflicts of interest. For each John Hancock fund subadvised by an Affiliated Subadvisor, Manulife Financial will benefit not only from the net advisory fee retained by the Advisor or JHIMS, as applicable, but also from the subadvisory fee paid by the Advisor or JHIMS, as applicable, to the Affiliated Subadvisor. Consequently, Manulife Financial may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisors to manage certain John Hancock funds; and (ii) the allocation of the assets of funds of funds to underlying funds having Affiliated Subadvisors. However, the Advisor or JHIMS, as applicable, in recommending to the Board the appointment or continued service of Affiliated Subadvisors, and the Affiliated Subadvisors, has a fiduciary duty to act in the best interests of the applicable John Hancock funds and their shareholders. In addition, each John Hancock fund is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor to the fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor or JHIMS, as applicable, and Manulife Financial may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

Additional Information Applicable to the Subadvisory Agreements

Term of each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that Fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Subadvisory Agreements.

Any required shareholder approval of any continuance of any of the Subadvisory Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other Fund affected by the Subadvisory Agreement; or (b) all of the series of the applicable Trust.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any Fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadvisor with respect to such Fund pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of the Subadvisory Agreements. A Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant Fund. The following parties may terminate a Subadvisory Agreement:

•	the Board;
•	with respect to any Fund, a majority of the outstanding voting securities of such Fund;

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•	the Advisor; and
•	the applicable subadvisor.

A Subadvisory Agreement will automatically terminate in the event of its assignment or upon termination of the relevant Advisory Agreement.

Amendments to the Subadvisory Agreements. A Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund (except as noted below) and by the vote of a majority of the Independent Trustees.

The required shareholder approval of any amendment to a Subadvisory Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the applicable Trust affected by the amendment; or (b) all the series of the applicable Trust.

Except with respect to California Tax-Free Income Fund, Focused High Yield Fund and High Yield Municipal Bond Fund, as noted under “Who’s who — Investment advisor” in the Prospectuses, an SEC order permits the Advisor, subject to approval by the Board and a majority of the Independent Trustees, to appoint a subadvisor (other than an Affiliated Subadvisor) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.

Other Services

Proxy Voting. Based on the terms of the current subadvisory agreements, each Trust’s proxy voting policies and procedures (the “Trust Procedures”) delegate to the subadvisors of each of its series the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadvisor’s proxy voting policies and procedures. A subadvisor has a duty to vote or not vote such proxies in the best interests of the Fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. In the event that the Advisor assumes day-to-day management responsibilities for a Fund, the Trust Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the Trust Procedures and the proxy voting procedures of the Advisor and each of the subadvisors are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a subadvisor when voting proxies. Such conflicts could arise, for example, when the subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when a Fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event that a subadvisor becomes aware of a material conflict of interest, the Trust Procedures generally require the subadvisor to follow any conflicts procedures that may be included in the subadvisor’s proxy voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:

(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although a subadvisor may have a duty to vote all proxies on behalf of the Fund that it subadvises, it is possible that the subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the Fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of a Fund’s shareholders, the subadvisor may refrain from voting one or more of the Fund’s proxies if the subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, the subadvisor may choose not to recall securities where the subadvisor believes the costs of voting may outweigh the potential benefit of voting. The subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.

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Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge upon request, by calling 800-344-1029 (attention: Secretary); and (2) on the SEC’s website at sec.gov.

DISTRIBUTION AGREEMENTS

Each Trust has a Distribution Agreement with John Hancock Funds, LLC, an affiliate of the Advisor (the “Distributor”), located at 601 Congress Street, Boston, Massachusetts 02210. Under the Distribution Agreements, the Distributor is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds also are sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Distributor accepts orders for the purchase of the shares of each Fund that are continually offered at NAV next determined, plus an applicable sales charge, if any. Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class NAV and Class 1 shares of the Funds are offered without a front-end sales load or contingent deferred sales charge (“CDSC”). In connection with the sale of Class A shares of the Funds, the Distributor and Selling Firms receive compensation from sales charges imposed at the time of sale. In the case of Class B and Class C shares of the Funds, Selling Firms receive compensation immediately but the Distributor is compensated on a deferred basis. Neither the Distributor nor Selling Firms receive any compensation with respect to the sale of Class R6 shares of the Funds.

With respect to share classes other than Class R6, the Distributor may make, either from Rule 12b-1 distribution fees, if applicable, or out of its own resources, additional payments to financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.” No such payments are made with respect to the Funds’ Class R6 shares.

The Funds do not currently issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in a Fund’s best interest.

The following table shows the underwriting commissions received with respect to sales of each Fund’s share classes for the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012.

Fund	Share Class	Total Underwriting Commissions year ended May 31, 2014	Total Underwriting Commissions year ended May 31, 2013	Total Underwriting Commissions year ended May 31, 2012
Bond Fund	Class A	$3,953,207	$5,995,598	$1,874,975
	Class B	$114,321	$75,056	$57,706
	Class C	$60,051	$32,767	$27,743

California Tax-Free Income Fund	Class A	$181,416	$402,779	$190,138
	Class B	$7,955	$1,727	$3,338
	Class C	$2,746	$1,511	$1,540

Focused High Yield Fund	Class A	$502,151	$487,841	$454,094
	Class B	$82,313	$127,530	$247,514
	Class C	$10,663	$9,221	$37,068

Global Conservative Absolute Return Fund(1)	Class A	$11,003	—	—
	Class C	$83,497	—	—

Global Short Duration Credit Fund(2)	Class A	—	—	—

Government Income Fund	Class A	$346,595	$522,627	$314,076
	Class B	$27,117	$28,972	$33,225
	Class C	$8,330	$16,279	$10,066

High Yield Municipal Bond Fund	Class A	$178,005	$401,513	$410,271

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Fund	Share Class	Total Underwriting Commissions year ended May 31, 2014	Total Underwriting Commissions year ended May 31, 2013	Total Underwriting Commissions year ended May 31, 2012
	Class B	$15,948	$22,767	$20,507
	Class C	$6,323	$5,241	$3,536

Income Fund	Class A	$1,342,991	$2,705,157	$5,709,180
	Class B	$378,473	$279,848	$245,295
	Class C	$46,519	$46,022	$180,248

Investment Grade Bond Fund	Class A	$1,709,234	$1,331,891	$335,859
	Class B	$34,535	$23,986	$19,426
	Class C	$6,558	$10,974	$8,713

Massachusetts Tax-Free Income Fund	Class A	$40,613	$194,709	$142,030
	Class B	$2,995	$3,594	$1,750
	Class C	$2,826	$357	$12

New York Tax-Free Income Fund	Class A	$65,419	$151,032	$114,415
	Class B	$3,592	$6,697	$4,466
	Class C	$1,313	$74	$199

Tax-Free Bond Fund	Class A	$407,348	$973,768	$486,369
	Class B	$21,079	$11,215	$ 13,447
	Class C	$7,727	$9,527	$ 2,627

(1)	Because Global Conservative Absolute Return Fund commenced operations on July 16, 2013, there are no underwriting commissions to report for the fiscal years ended May 31, 2013 and May 31, 2012. Underwriting commissions for the fiscal period ended May 31, 2014 are from inception, July 16, 2013.

(2)	Because Class A shares of Global Short Duration Credit Fund had not commenced operations prior to the date of this SAI, there are no underwriting commissions to report for these fiscal years.

The Board has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares of the relevant Funds pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, a Fund may pay distribution and service fees based on average daily net assets attributable to those classes, at the maximum aggregate annual rates shown in the following table. However, the service portion of the Rule 12b-1 fees borne by a class of shares of a Fund will not exceed 0.25% of average daily net assets attributable to such class of shares.

Share Class	Rule 12b-1 Fee
Class A

0.30% (Bond Fund, Global Conservative Absolute Return Fund, Global Short Duration Credit Fund, Income Fund, Massachusetts Tax-Free Income Fund(1) and New York Tax-Free Income Fund(1))

0.25% (Focused High Yield Fund, Government Income Fund, High Yield Municipal Bond Fund(1), Investment Grade Bond Fund and Tax-Free Bond Fund(1))

0.15% (California Tax-Free Income Fund)

Class B	1.00%(2)
Class C	1.00%(2)
Class R1	0.50%
Class R2	0.25%
Class R3	0.50%
Class R4	0.25%(3)
Class R5	0.00%
Class 1	0.05%

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(1)	The Distributor has contractually agreed to limit the Rule 12b-1 fees on Class A shares of each of High Yield Municipal Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund to 0.15% until September 30, 2014.

(2)	The Distributor has contractually agreed to limit the Rule 12b-1 fees on Class B and Class C shares of each of the Tax-Free Funds to 0.90% until September 30, 2014.

(3)	The Distributor has contractually agreed to limit the Rule 12b-1 fees on Class R4 shares of Income Fund to 0.15% until September 30, 2014.

There are two types of Rule 12b-1 Plans: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a Fund, a compensation plan provides for direct payment of distribution and shareholder service fees to the Distributor. Except as noted below, the Funds’ Rule 12b-1 Plans are compensation Rule 12b-1 Plans. Under a compensation Rule 12b-1 Plan, the Distributor will retain the entire amount of the payments made to it, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year.

The fees charged under the Rule 12b-1 Plans will be paid to the Distributor either in reimbursement of distribution and shareholder service expenses incurred by the Distributor on the Funds’ behalf, or as direct compensation to the Distributor in contemplation of such expenses, as noted above. The distribution portion of the fees payable pursuant to the Rule 12b-1 Plans may be spent on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service portion of the fees payable pursuant to the Rule 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees payable under the Class 1 shares’ Rule 12b-1 Plan also may be used for certain shareholder and administrative services.

The following share classes have reimbursement plans for the Funds indicated: Class A (California Tax-Free Income Fund); Class B (Focused High Yield Fund and Investment Grade Bond Fund); Class C (Bond Fund, Government Income Fund, High Yield Municipal Bond Fund, Investment Grade Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund); and Class R1 (Income Fund). Under a reimbursement Rule 12b-1 Plan, if the aggregate payments received by the Distributor for a particular class of shares of a Fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that Rule 12b-1 Plan, the Distributor will reimburse the Fund for the amount of the excess. If, however, the expenditures made by the Distributor on a Fund’s behalf during any fiscal year exceed the payments received under such Rule 12b-1 Plan, the Distributor is entitled to carry over such unreimbursed expenses (for Class B and Class C shares, with interest) to be paid in subsequent fiscal years from available Rule 12b-1 amounts. However, with respect to Class A reimbursement Rule 12b-1 Plans, these expenses will not be carried beyond twelve months from the date they were incurred. The Funds do not treat unreimbursed expenses under Class B, Class C and Class R1 reimbursement Rule 12b-1 Plans as a liability of the Funds because the Trustees can terminate any of these Plans at any time with no additional liability to the shareholders and the Funds for these expenses.

The Rule 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Rule 12b-1 Plans.

Pursuant to the Rule 12b-1 Plans, at least quarterly, the Distributor provides the Advisor with a written report of the amounts expended under the Rule 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the Fund’s outstanding shares of the applicable class, in each case upon 60 days’ written notice to the Distributor. Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of a Fund that has voting rights with respect to the Rule 12b-1 Plan. The Rule 12b-1 Plans provide that no material amendment to the Rule 12b-1 Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the relevant Trust. The holders of Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares have exclusive voting rights with respect to the Rule 12b-1 Plans applicable to their class of shares. In adopting the Rule 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plans will benefit the holders of the applicable classes of shares of each Fund.

Class I, Class R6 and Class NAV shares of the Funds are not subject to any Rule 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class I, Class R6 and Class NAV shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares. In addition, expenses associated with the obligation of the Distributor to use its best efforts to sell Class R5 shares will be paid by the Advisor or by the Distributor and will not be paid by the Funds.

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Amounts paid to the Distributor by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by the Fund in proportion to the relative NAVs of the Fund and the other funds.

Each Rule 12b-1 Plan recognizes that the Advisor may use its management fee revenue under the Advisory Agreement with a Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a Fund to the Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Rule 12b-1 Plan.

During the fiscal year ended May 31, 2014, the following amounts were paid to the Distributor pursuant to each Fund’s Rule 12b-1 Plans:

Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
Bond Fund	Class A	$3,382,948	$676,590
	Class B	$89,852	$269,555
	Class C	$409,772	$1,229,317
	Class R2	$11,491	$0

California Tax-Free Income Fund	Class A	$318,373	$0
	Class B	$5,250	$13,651
	Class C	$75,963	$197,504

Focused High Yield Fund	Class A	$950,275	$0
	Class B	$118,700	$356,100
	Class C	$306,944	$920,831

Global Conservative Absolute Return Fund(1)	Class A	$1,637	$327
	Class C	—	—
	Class R1	—	—
	Class R2	—	—
	Class R3	—	—
	Class R4	—	—
	Class 1	—	—

Global Short Duration Credit Fund(2)	Class A	—	—

Government Income Fund	Class A	$710,020	$0
	Class B	$20,295	$60,885
	Class C	$54,131	$162,394

High Yield Municipal Bond Fund	Class A	$238,381	$0
	Class B	$21,696	$56,410
	Class C	$118,483	$308,055

Income Fund	Class A	$3,493,256	$698,651
	Class B	$399,771	$1,199,314
	Class C	$1,569,139	$4,707,417
	Class R1	$41,723	$41,723
	Class R2	$4,363	$0

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Fund	Share Class	Rule 12b-1 Service Fee Payments	Rule 12b-1 Distribution Fee Payments
	Class R3	$8,274	$8,274
	Class R4	$9,122	$0

Investment Grade Bond Fund	Class A	$431,182	$0
	Class B	$23,289	$69,868
	Class C	$64,057	$192,171

Massachusetts Tax-Free Income Fund	Class A	$121,494	$0
	Class B	$6,268	$16,296
	Class C	$38,014	$98,837

New York Tax-Free Income Fund	Class A	$68,740	$0
	Class B	$4,859	$12,634
	Class C	$19,744	$51,335

Tax-Free Bond Fund	Class A	$591,299	$0
	Class B	$16,333	$42,466
	Class C	$95,713	$248,853

(1)	Because Class R1, Class R2, Class R3, Class R4 and Class 1 shares of Global Conservative Absolute Return Fund had not commenced operations prior to the date of this SAI, there are no Rule 12b-1 fees to report for this fiscal year. Rule 12b-1 fees for Class A and Class C shares are from inception, July 16, 2013.

(2)	Because Class A shares of Global Short Duration Credit Fund had not commenced operations prior to the date of this SAI, there are no Rule 12b-1 fees to report for this fiscal year.

During the fiscal year ended May 31, 2014, the following unreimbursed expense amounts were incurred under the Funds’ reimbursement Rule 12b-1 Plans:

Fund	Share Class	Unreimbursed Expenses	Unreimbursed Expenses as a Percent of the Share Class Net Assets
Bond Fund	Class C	$2,423,040	1.48%

California Tax-Free Income Fund	Class A	$933,294	0.44%

Focused High Yield Fund	Class B	$24,189,896	50.95%

Government Income Fund	Class C	$676,504	3.12%

High Yield Municipal Bond Fund	Class C	$1,065,688	2.25%

Income Fund	Class R1	$331,955	1.99%

Investment Grade Bond Fund	Class B	$4,215,347	45.25%
	Class C	$962,071	3.75%

Massachusetts Tax-Free Income Fund	Class C	$1,753,424	11.53%

New York Tax-Free Income Fund	Class C	$396,320	5.02%

Tax-Free Bond Fund	Class C	$845,580	2.21%

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The following table sets forth a list of the principal types of activities for which payments were made during the fiscal year ended May 31, 2014 under the Rule 12b-1 Plans.

	Expense Items
Shares	Advertising	Printing and Mailing of Prospectuses to Other than Current Shareholders	Compensation to Selling Firms	Expenses of the Distributor	Interest, Carrying or Other Finance Charges

Bond Fund
Class A	$66,181	923	$2,097,554	$1,894,880	$0
Class B	$4,056	53	$237,616	$117,681	$0
Class C	$13,058	187	$1,246,611	$379,233	$0
Class R2	$282	4	$3,087	$8,118	$0

California Tax-Free Income Fund
Class A	$3,151	62	$173,471	$141,690	$0
Class B	$134	3	$14,683	$6,182	$0
Class C	$867	14	$257,193	$45,779	$0

Focused High Yield Fund
Class A	$13,759	141	$482,699	$365,229	$0
Class B	$1,400	15	$85,616	$35,393	$0
Class C	$1,011	12	$180,077	$27,513	$0

Global Conservative Absolute Return Fund(1)
Class A	$27	2	$17	$1,919	$0
Class C	—	—	—	—	—
Class R1	—	—	—	—	—
Class R2	—	—	—	—	—
Class R3	—	—	—	—	—
Class R4	—	—	—	—	—
Class R5	—	—	—	—	—
Class 1	—	—	—	—	—

Global Short Duration Credit Fund(2)
Class A	—	—	—	—	—

Government Income Fund
Class A	$5,967	86	$448,434	$255,533	$0
Class B	$368	5	$64,377	$16,430	$0
Class C	$512	6	$193,146	$22,860	$0

High Yield Municipal Bond Fund
Class A	$4,760	79	$185,768	$206,695	$0

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Class B	$648	11	$57,834	$28,292	$0
Class C	$1,162	17	$419,364	$53,388	$0

Income Fund
Class A	$38,074	713	$2,934,595	$1,218,526	$0
Class B	$11,112	238	$1,231,060	$356,674	$0
Class C	$16,174	318	$5,743,995	$516,069	$0
Class R1	$768	13	$58,148	$24,517	$0
Class R2	$104	1	$1,116	$3,142	$0
Class R3	$163	4	$11,331	$5,051	$0
Class R4	$310	5	$2,971	$11,917	$0
Class R5	—	—	—	—	—

Investment Grade Bond Fund
Class A	$8,231	138	$162,955	$259,857	$0
Class B	$1,004	17	$60,451	$31,686	$0
Class C	$1,645	24	$202,655	$51,904	$0

Massachusetts Tax-Free Income Fund
Class A	$2,802	34	$105,482	$134,670	$0
Class B	$183	2	$15,776	$9,110	$0
Class C	$371	3	$131,029	$20,653	$0

New York Tax-Free Income Fund
Class A	$1,005	13	$55,662	$80,799	$0
Class B	$110	1	$10,371	$8,955	$0
Class C	$282	6	$55,574	$23,115	$0

Tax-Free Bond Fund
Class A	$6,714	101	$607,536	$371,148	$0
Class B	$288	4	$48,636	$16,403	$0
Class C	$1,049	23	$322,971	$58,808	$0

(1)	Because Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 of Global Conservative Absolute Return Fund had not commenced operations prior to the date of this SAI and Class C shares of Global Conservative Absolute Return Fund commenced operations on June 27, 2014, there is no expense information to report for this fiscal year. Expense information for Class A shares of Global Conservative Absolute Return Fund for the fiscal period ended March 31, 2014 is from inception, June 16, 2013.

(2)	Because Class A shares of Global Short Duration Credit Fund had not commenced operations prior to the date of this SAI, there is no expense information to report for this fiscal year.

Class R Service Plans. The Trusts have adopted separate Service Plans with respect to Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Funds (the “Class R Service Plans”), as applicable. The Class R Service Plans authorize a Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to a specified percentage of the Fund’s average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R1 shares, 0.25% for Class R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the Funds; and (e) other services related to servicing such retirement plans.

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SALES COMPENSATION

As part of their business strategy, the Funds, along with the Distributor, pay compensation to Selling Firms that sell the shares of the Funds. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the Funds are: (1) the Rule 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a Fund’s assets; and (2) in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and Rule 12b-1 fees are detailed in the relevant Prospectuses and under “Distribution Agreements,” “Initial Sales Charge on Class A Shares” and “Deferred Sales Charge on Class A, Class B and Class C Shares” in this SAI. For Class I and Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

Initial compensation. Whenever an investor purchases Class A, Class B or Class C shares of a Fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Brokerage or Other Selling Firm Compensation.” The Selling Firm also receives the first year’s Rule 12b-1 service fee at that time.

Annual compensation. For Class A, Class B and Class C shares of the Funds, beginning in the second year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of the average daily net (aged) assets of a Fund’s Class A, Class B and Class C shares, as applicable. However, the annual Rule 12b-1 service fee payable to Selling Firms for Class A, Class B and Class C shares of each of the Tax-Free Funds is limited to 0.15% of average daily net (aged) assets through at least September 30, 2015. In addition, beginning in the second year after an investment is made in Class C shares of a Fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of average daily net (aged) assets. In certain cases, for Class A shares, Rule 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. These service and distribution fees are paid monthly in arrears.

For Class R1 and Class R3 shares of a Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.50% of its average daily net assets. For Class R2 and Class R4 shares of a Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net assets, except that the annual Rule 12b-1 distribution fee payable to Selling Firms for Class R4 shares is limited to 0.15% of the average daily net assets of Income Fund’s Class R4 shares until September 30, 2015. For more information, see the table below under the column captioned “Selling Firm receives Rule 12b-1 service fees.” These service and distribution fees are paid monthly in arrears.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to Class 1 shares of a Fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the Fund serves as an investment vehicle as compensation for providing some or all the types of services contemplated by the Rule 12b-1 Plan.

Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code that is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial Roth IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”)) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.

Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees, which are paid by the Funds, the Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the Funds’ shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute

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shares of the Funds and that are willing to cooperate with the Distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of August 1, 2014, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment at an annual rate of up to 0.25% of the value of the Fund shares sold or serviced by the firm:

1st Global Capital Corp.	Infinex Investments Inc.
Advisor Group-FSC Securities Corporation	ING Financial Partners, Inc.
Advisor Group-Royal Alliance Associates, Inc.	Investors Capital Corp.
Advisor Group-Sagepoint Financial, Inc.	Janney Montgomery Scott, LLC
Advisor Group-Woodbury Financial Services	J.J.B. Hilliard. W.L. Lyons, Inc.
Ameriprise Financial Services, Inc.	Key Investment Services
AXA Advisors, LLC	Ladenberg Thalman Financial Services
Bank of America/Merrill Lynch	Lincoln Financial Network
BOSC, Inc.	LPL Financial LLC MML Investor Services, Inc.
Cambridge Investment Research	Money Concepts Capital Corp.
CCO Investment Services	Morgan Stanley Wealth Management, LLC
Centaurus Financial, Inc.	NFP Advisor Services, LLC
Cetera-Advisor Network LLC Cetera-Advisors LLC	NPH-Investment Centers of America
Cetera-Financial Institutions	NPH-Invest Financial Corporation
Cetera-Financial Specialists, Inc.	NPH-National Planning Corp.
Charles Schwab CISC, Inc.	NPH-SII Investments, Inc. Northwestern Mutual Investment Services, LLC
Citigroup Global Markets	Oppenheimer & Co., Inc. ProEquities, Inc.
Commonwealth Financial Network	Raymond James and Associates, Inc.
Crown Capital Securities L.P.	Raymond James Financial Services, Inc.
Cuso Financial Services DA Davidson & Co. Inc Edward D. Jones & Co. LP	RBC Capital Markets Corporation
Fintegra LLC	Robert W. Baird & Co. Signator Investors Inc
First Allied Securities, Inc.	Stifel, Nicolaus, & Co, Inc.
First Command Financial Planning	TD Ameritrade The Investment Center, Inc.
First Tennessee Brokerage, Inc.	Transamerica Financial Advisors, Inc.
First Third Bank	UBS Financial Services, Inc.
Geneos Wealth Management Girard Securities Inc	Unionbanc Investment Services
H.D. Vest Investment Services, Inc.	Wells Fargo Advisors
Independent Financial Group

The Distributor also has arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds. The Distributor hopes to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain Funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of the Funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial

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intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the Funds for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the Funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up Funds on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, the Distributor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Funds, such as providing omnibus account services or transaction processing services, or effecting portfolio transactions for the Funds. If a firm provides these services, the Advisor or the Funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the Funds.

First Year Brokerage or Other Selling Firm Compensation

	Investor pays sales charge (% of offering price)(1)	Selling Firm receives commission(2)	Selling Firm receives Rule 12b-1 service fee(3)	Total Selling Firm compensation(4)(5)

Class A investments (Bond Fund, Focused High Yield Fund, Government Income Fund, Income Fund and Investment Grade Bond Fund)
Up to $99,999	4.00%	3.25%	0.25%	3.50%
$100,000 - $249,999	3.50%	2.75%	0.25%	3.00%
$250,000 - $499,999	2.50%	1.80%	0.25%	2.05%
$500,000 - $999,999	2.00%	1.50%	0.25%	1.75%

Class A investments (Global Conservative Absolute Return Fund)
Up to $99,999	3.00%	2.25%	0.25%	2.50%
$100,000 - $249,999	2.50%	1.75%	0.25%	2.00%
$250,000 - $499,999	2.00%	1.25%	0.25%	1.50%
$500,000 - $999,999	1.50%	1.00%	0.25%	1.25%

Class A investments (Global Short Duration Credit Fund)
Up to $99,999	2.50%	1.75%	0.25%	2.00%
$100,000 - $249,999	2.00%	1.25%	0.25%	1.50%

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	Investor pays sales charge (% of offering price)(1)	Selling Firm receives commission(2)	Selling Firm receives Rule 12b-1 service fee(3)	Total Selling Firm compensation(4)(5)
Class A investments (Tax-Free Funds)

Up to $99,999	4.00%	3.35%	0.15%	3.50%
$100,000 - $249,999	3.50%	2.85%	0.15%	3.00%
$250,000 - $499,999	2.50%	1.90%	0.15%	2.05%
$500,000 - $999,999	2.00%	1.60%	0.15%	1.75%

Investments of Class A shares of $1 million or more (Each Fund other than Global Short Duration Credit Fund and the Tax-Free Funds)

$1,000,000 to $4,999,999	—	0.75%	0.25%	1.00%
$5,000,000 to $9,999,999	—	0.25%	0.25%	0.50%
$10,000,000 and over	—	—	0.25%	0.25%
Investments of Class A shares of $1 million or more (Tax-Free Funds)(6)

$1,000,000 to $4,999,999	—	0.85%	0.15%	1.00%
$5,000,000 to $9,999,999	—	0.35%	0.15%	0.50%
$10,000,000 and over	—	0.10%	0.15%	0.25%
Investments of Class A shares of $250,000 or more (Global Short Duration Credit Fund)(7)

$250,000 to $9,999,999	—	0.25%	0.25%	0.50%
$10,000,000 and over	—	—	0.25%	0.25%
Investments of Class A shares of by Certain Retirement Plans(6) (Each Fund other than the Tax-Free Funds)

First $1 to $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Class B investments (Each Fund other than the Tax-Free Funds)
All amounts	—	3.75%	0.25%	4.00%
Class B investments (Tax-Free Funds)
All amounts	—	3.75%	0.15%	3.90%

Class C investments (Each Fund other than the Tax-Free Funds)
All amounts	—	0.75%	0.25%	1.00%

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	Investor pays sales charge (% of offering price)(1)	Selling Firm receives commission(2)	Selling Firm receives Rule 12b-1 service fee(3)	Total Selling Firm compensation(4)(5)
Class C investments (Tax-Free Funds)
All amounts	—	0.75%	0.15%	0.90%

Class R1 investments(8)
All amounts	0.00%	0.00%	0.50%	0.50%

Class R2 investments(8)
All amounts	0.00%	0.00%	0.25%	0.25%

Class R3 investments(8)
All amounts	0.00%	0.00%	0.50%	0.50%

Class R4 investments(8)
All amounts	0.00%	0.00%	0.15%	0.15%

Class R5 investments
All amounts	0.00%	0.00%	0.00%	0.00%

Class 1 investments
All amounts	0.00%	0.00%	0.00%	0.00%
Class I investments(9)
All amounts	—	0.00%	0.00%	0.00%
Class R6 investments
All amounts	—	0.00%	0.00%	0.00%

(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2)	For Class A investments under $1 million (or $250,000 with respect to investments in Class A shares of Global Short Duration Credit Fund), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.

(3)	For Class A, Class B and Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, Rule 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with the Distributor, certain retirement platforms with over 100 eligible employees at the inception of the Fund account or $1 million in plan assets, and Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds. Monthly payments are made in arrears.

(4)	Selling Firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)	Underwriter retains the balance.

(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more, or with 100 or more eligible employees at the time of purchase.

(7)	Commissions (up to 0.50%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These include Class A purchases by employer sponsored defined contribution retirement plans investing $250,000 or more or with 100 or more eligible employee at the time of purchase.

(8)	For purchases of Class R1, Class R2, Class R3 and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Agreements” for description of Class R1, Class R2, Class R3, Class R4 and Class R5 Service Plan charges and payments.

(9)	The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Funds. This payment may be up to 0.15% of the amount invested.

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CDSC revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of each Fund is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time) by dividing the class’s net assets by the number of its shares outstanding. Equity securities traded principally in foreign markets are valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of the Fund’s redeemable securities may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Portfolio securities are valued by various methods that are generally described below. Most equity securities that are traded on a stock exchange are valued at the last sale price as of the close of the relevant exchange, or, lacking any sales that day, at the last available bid prices. Certain exceptions exist; for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor or from broker-dealers. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate provided by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are generally valued at the settlement price. Certain futures contracts may be valued using last traded prices.

Shares of other open-end investment companies that are not ETFs held by the Funds are valued based on the NAVs of such other investment companies.

As noted in the Prospectuses, in certain instances, the Trusts’ Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and accordingly may determine in good faith the fair value of the assets, which may differ from the reported valuation.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the Funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trusts’ general policy with respect to the release of a Fund’s portfolio holdings to unaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Each Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a Fund, and all third party service providers and rating agencies.

Each Trust posts to its website at jhinvestments.com complete portfolio holdings a number of days after each calendar month end as described in the Prospectuses. Each Fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarters of the Trusts’ fiscal year and on Form N-CSR after the second and fourth quarter ends of the Trusts’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a Fund’s portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information for a Fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A Fund’s material nonpublic holdings information may be provided to unaffiliated persons as part of the investment activities of the Fund to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the relevant Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trusts’ CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

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As of the date of this SAI, the entities that may receive information described in the preceding paragraph are as presented in the table below. If not otherwise noted, portfolio holdings information is provided as frequently as daily with a one day lag.

Advent Software (aggregation, reconciliation)	ITG Solutions (trade execution analysis)
Bloomberg (pricing)	Lipper (ratings/surveys) (monthly; one-month lag) MarkIt (back office functions)
BNP Paribas (leverage provider, pledging, fund administration, back office functions, middle	Morningstar (ratings/surveys) (monthly; one-month lag)
office functions)	NASDAQ (NAVs)
Brown Brothers Harriman (compliance, reconciliation, securities lending, back office functions)	PricewaterhouseCoopers (audit services)(audit cycles)
Capital Institutional Services (CAPIS) (commission recapture, rebalancing strategy, transition services)	Proxy Edge (ADP) (proxy voting)
Cortland Capital Market Services LLC (senior loan servicing) Credit Suisse (leverage provider)	Risk Metrics (class actions, proxy voting) (monthly; two-month lag)
Deutsche Bank (securities lending)	RR Donnelley (printing)
Electra Information Systems (reconciliation)	SEI Investments (back office functions, middle office functions, portfolio accounting)
Elkins McSherry (trade execution analysis)	SimCorp (portfolio accounting)
FactSet (analytics, data gathering, systems support, performance, proxy voting)	SJ Levinson (trade execution analysis, proxy voting)
Failstation (matched/unmatched trades reporting)	SS&C Technologies (analytics, data gathering, reconciliation)
Financial Tracking (compliance)	Star Compliance (code of ethics monitoring) State Street Investment Management Solutions (back office functions)
GainsKeeper (tax reporting, wash sale & REIT data) GCOM/BOWNE (financial reporting) Glass Lewis (proxy voting)	SunGard (securities lending)
Goldman Sachs (securities lending)	Swift (accounting messages, custody messages, trade messaging)
Institutional Shareholder Services (ISS) (class actions, proxy voting)	Thomson Financial (pricing)
Interactive Data (pricing)	Thomson Reuters Vestek (analytics)

The CCO is required to pre-approve the disclosure of nonpublic information regarding a Fund’s portfolio holdings to any affiliated persons of the relevant Trust. The CCO will use the same three considerations stated above before approving disclosure of a Fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a Fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of a Fund’s nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the relevant Trust, the CCO shall refer the conflict to the Board. The Board shall then permit such disclosure of the Fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the relevant Trust’s shareholders.

The receipt of compensation by a Fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing the Fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by a Fund’s subadvisor may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of the Fund. Neither such registered investment companies and separate accounts nor the Fund’s subadvisor are subject to the Trusts’ Policy Regarding Disclosure of

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Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A Fund’s subadvisor may not, and the Trusts’ Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or a Fund’s subadvisor may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a particular Fund. Such clients have access to their portfolio holdings and are not subject to the Trusts’ Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular Fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a Fund’s subadvisor may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trusts’ Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a Fund’s nonpublic portfolio holdings information.

As a result of the Funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a Fund. Nonetheless, the Funds have oversight processes in place to attempt to minimize this risk.

INITIAL SALES CHARGE ON CLASS A SHARES

Class A, Class B and Class C shares of the Funds, as applicable, are offered at a price equal to their NAV plus a sales charge that, in the case of Class A shares, is imposed at the time of purchase (the “initial sales charge”), or, in the case of Class B and Class C shares, on a contingent deferred basis (the “contingent deferred sales charge” or “CDSC”). The Trustees reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in the Fund’s best interest.

The sales charges applicable to purchases of Class A shares of a Fund are described in the applicable Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectuses are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, Class I2, Class R6, Class T, Class ADV or all Class R shares of the John Hancock funds owned by the investor (see “Combination and Accumulation Privileges” below).

In order to receive the reduced sales charge, the investor must notify his or her financial advisor and/or the financial advisor must notify the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”), at the time of purchase of the Class A shares, about any other John Hancock funds owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (see “Combination and Accumulation Privileges” below). This includes investments held in an individual retirement account, including those held at a broker or financial advisor other than the one handling your current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker-dealer (financial advisor) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to ensure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

•	A Trustee or officer of the Trust; a director or officer of the Advisor and its affiliates, subadvisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

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•	A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with the Distributor providing specifically for the use of Fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.

•	Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not be charged a transaction fee.

•	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA.

•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA.

•	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.

•	Terminating participants in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts or for which John Hancock Trust Company serves as trustee, rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account through John Hancock’s Personal Financial Services (PFS) Group by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

•	Participants in a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were held in certain John Hancock group annuity contracts or in trust by John Hancock Trust Company but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account through John Hancock’s PFS Group by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

•	Participants actively enrolled in a John Hancock Retirement Plan Services (“RPS”) plan account rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through the John Hancock PFS Group (to the extent such assets are otherwise prohibited from rolling over or transferring into the John Hancock RPS plan account), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

•	Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

•	Former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP) or the John Hancock Pension Plan and such participants and their Immediate Family (as defined herein) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code Sections 401(a), 403(b) or 457 and not specified above as waiver-eligible will be subject to applicable sales charges.

•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

•	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

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•	Retirement plans investing through the PruSolutionsSM program.

•	Participants in certain qualified tuition programs under Section 529 of the Code (“529 Plans”) that have a signed agreement with the John Hancock Fund Complex. No CDSC will be due for redemptions on plan purchases made at NAV with no finder’s fee. However, if a plan had a finder’s fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

•	Participant directed retirement plans with at least 100 eligible employees at the inception of a Fund account that are currently invested in Class A shares of John Hancock funds. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan and a commission or finder’s fee was paid, a 1.00% CDSC will be imposed.

In-Kind Re-Registrations. A shareholder who withdraws assets that have previously been subject to a sales charge via a tax reportable transaction from one John Hancock fund account and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in-kind.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Sections 401(a), 403(b) or 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or group retirement plan, and (c) groups which qualify for the Group Investment Program (see below). Individual qualified and non-qualified investments can be combined to take advantage of this privilege; however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside the plan.

Class A investors also may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class R6, Class T, Class ADV and all Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of Money Market Fund will be eligible for the accumulation privilege only if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial advisor or Signature Services at the time of the purchase about any other John Hancock funds held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that: (1) has been in existence for more than six months; (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members; (3) utilizes salary deduction or similar group methods of payment; and (4) agrees to allow sales materials of a Fund in its mailings to its members at a reduced or no cost to the Distributor.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privileges also are applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Individual investors who are using the Fund as a funding medium for their retirement plan account, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement accounts include traditional, Roth IRA and Coverdell ESA, SEP, SARSEP, SIMPLE IRA, 401(k), 403(b) (including TSAs), SIMPLE 401(k), Money Purchase Plan, Profit Sharing and section 457 plans. An individual’s non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his or her financial advisor of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within

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ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS A, CLASS B AND CLASS C SHARES

Class A shares of each Fund other than Global Short Duration Credit Fund are available with no front-end sales charge on investments of $1 million or more. Class A shares of Global Short Duration Credit Fund are available with no front-end sales charge on investments of $250,000 or more. Class B and Class C shares are purchased at NAV without the imposition of an initial sales charge. In each of these cases, the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. For each Fund other than Global Short Duration Credit Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. For Global Short Duration Credit Fund, there is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within 18 months of purchase. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the applicable Prospectuses as a percentage of the dollar amount subject to the CDSC. The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B Closure: Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. Any other investment received by a John Hancock fund that is intended for Class B shares will be rejected. A shareholder owning Class B shares may continue to hold those shares until such shares automatically convert to Class A shares under the Fund’s existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable CDSC. Existing shareholders will continue to have exchange privileges with Class B shares of other John Hancock funds.

Class B shareholders are no longer permitted to make automatic investments in Class B shares through the Monthly Automatic Accumulation Program (“MAAP”). To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another John Hancock fund for any purchases, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B shares will be rejected. No new Class B MAAPs will be established.

Class B shareholders can continue to hold Class B shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with a MAAP for an IRA or SIMPLE IRA account did not provide alternative investment instructions by July 1, 2013, subsequent automatic purchases will be rejected.

All other Class B share features, including but not limited to distribution and service fees, CDSC, the reinstatement privilege and conversion features, will remain unchanged for Class B shares held after the Effective Date. Accumulation Privileges as described in the Prospectuses will remain unchanged. Shareholders can continue to include the value of Class B shares of any John Hancock open-end fund currently owned for purposes of qualifying for a reduced Class A sales charge.

Employer-sponsored retirement plans that currently hold Class B shares and can no longer purchase Class B shares due to the Class B closure to purchases, may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their record keepers can properly assess a sales charge on plan investments, or Class C shares if the plans meet Class C eligibility requirements and Class C is available on their recordkeeper’s platform. If the recordkeeper is not able to assess a front-end sales charge on Class A shares, or Class C is otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in one of the Classes of R shares.

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Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the Class B CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B shares, or one-year CDSC redemption period for Class A or Class C shares, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, the shareholder should indicate if proceeds to equal the dollar amount requested are required. If not indicated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

•Proceeds of 50 shares redeemed at $12 per share (50 x 12)	$600.00
•Minus Appreciation ($12 - $10) x 100 shares*	(200.00)
•Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)
•Amount subject to CDSC	$280.00

*The appreciation is based on all 100 shares in the account and NOT just the shares being redeemed.

Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of Class A, Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class A, Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class A, Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

•	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

•	Redemptions of Class A shares by retirement plans that invested through the PruSolutionsSM program.

•	Redemptions made pursuant to a Fund’s right to liquidate your account if you own shares worth less than the stated account minimum in the section “Opening an account” in the Prospectuses.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

•	Redemptions made under the Reinstatement Privilege, as described in the “Sales charge reductions and waivers” section of the applicable Prospectuses.

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•	Redemption of Class B or Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

•	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by Signature Services as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

•	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted:

•	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

•	Returns of excess contributions made to these plans.

•	Redemptions made to effect certain distributions, as outlined in the chart below, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following chart for some examples.

Type of Distribution	401 (a) Plan (401 (k), MPP, PSP) 457 & 408 (Simple IRAs)	403 (b)	457	IRA, IRA Rollover, SEP IRA	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived
Over 70 ½	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Between 59 1/2 and 70 1/2	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Under 59 1/2 (Class B and Class C only)	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments
Loans	Waived	Waived	N/A	N/A	N/A
Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A
Hardships	Waived	Waived	Waived	N/A	N/A
Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A
Termination of Employment Before	Waived	Waived	Waived	N/A	N/A

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Normal Retirement Age
Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R1, CLASS R3, CLASS R4, CLASS R5 AND CLASS 1 SHARES

Class R1, Class R3, Class R4 and Class R5 shares are available only to retirement plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs and SIMPLE IRAs where the shares are held on the books of the Funds through investment only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (the “NSCC”).

Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) (“JHLICO U.S.A.”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

JHLICO U.S.A. is a stock life insurance company domesticated under the laws of Michigan. Its principal address is 201 Townsend Street, Suite 900, Lansing, Michigan 48933. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

ELIGIBLE INVESTORS FOR CLASS R2 SHARES

Class R2 shares are available only to qualified tuition programs under 529 plans distributed by John Hancock or one of its affiliates and retirement plans (“Retirement Plans”) including pension, profit-sharing and other plans (“Plans”) qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans and traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, where the shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the NSCC.

ELIGIBLE INVESTORS FOR CLASS NAV SHARES

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds. Class NAV shares may also be sold to retirement plans for employees of John Hancock and/or Manulife affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, and separate investment accounts of John Hancock and its insurance affiliates and to the issuers of interests in the John Hancock Freedom 529 plan, including the Education Trust of Alaska.

SPECIAL REDEMPTIONS

Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in Fund securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of Fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund’s NAV. Each Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, a Fund must redeem its shares for cash except to the extent to that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.

Each Trust has adopted Procedures Regarding Redemptions in-Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of the Funds and other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as each Fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by Fund and Affiliated Fund shareholders subject to specified conditions, including that:

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•	the distribution is effected through a pro rata distribution of securities of the distributing Fund or Affiliated Fund;
•	the distributed securities are valued in the same manner as they are in computing the Fund’s or Affiliated Fund’s NAV;
•	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in-kind may select or influence the selection of the distributed securities; and
•	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in-kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder, and were in the best interests of the Fund and Affiliated Fund.

Potential Adverse Effects of Large Shareholder Redemptions

A Fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. Such sales and redemptions may be very substantial relative to the size of such Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Trusts permit exchanges of shares of any class of a Fund for shares of the same class in any other fund within the John Hancock Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange shares of any class of a Fund for the same class of other John Hancock funds. Class I, Class R1, Class R2, Class R3, Class R4, Class R5 or Class R6 shareholders may exchange their shares for the same class of shares of other John Hancock funds or Class A shares of Money Market Fund. If a shareholder exchanges into Class A shares of Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged.

Exchanges between Funds and other funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Class A shares, certain funds within the John Hancock Fund Complex have different CDSC rates and holding schedules and shareholders should review the prospectuses for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

If a retirement plan exchanges the plan’s Class A account in its entirety from a Fund to a non-John Hancock investment, the one-year CDSC applies.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Conversion Privilege. Provided a Fund’s eligibility requirements are met, an investor who purchases Class I shares of the Fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the Fund, may be afforded an opportunity to make a conversion of Class A or Class C shares of the Fund also owned by the investor to Class I shares of the Fund.

Conversion of Class A or Class C shares to Class I shares of the same Fund in the particular circumstances described above should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding the tax treatment of such conversions.

Systematic Withdrawal Plan. Each Trust permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Funds. Since the redemption price of Fund shares may be more or less

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than the shareholder’s cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program. The program is explained in a Fund’s Class A Prospectus or Class A, Class B and Class C Prospectus, as applicable. The program, as it relates to automatic investment checks, is subject to the following conditions:

•	The investments will be drawn on or about the day of the month indicated.

•	The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

•	The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and the financial advisor are notified prior to reinvestment, a shareholder who has redeemed shares of a Fund may, within 120 days after the date of redemption, reinvest, without payment of a sales charge, any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares of a Fund may be reinvested at NAV without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, Fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different John Hancock fund if the original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

A Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

Retirement plans participating in Merrill Lynch’s or The Princeton Retirement Group, Inc.’s servicing programs:

•	Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

•	For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).

Section 403(b)(7) Accounts:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section

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403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter into an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to the Regulations:

1)	The Funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan.

2)	The Funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account).

3)	The Funds require certain signed disclosure documentation in the event:

•	You established a John Hancock custodial 403(b)(7) account with a Fund prior to September 24, 2007; and

•	You direct the Fund to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the Fund).

4)	The Funds do not accept salary deferrals into 403(b)(7) accounts.

In the event that a Fund does not receive the required documentation, and you nonetheless direct the Fund to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Advisor, the Fund and/or the Distributor.

Certain accounts held on a Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Fund. These underlying client accounts are maintained by entities such as financial intermediaries. When you invest indirectly in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment advisor, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with the fund for trading on behalf of its customers, different guidelines, conditions, services and restrictions may apply that vary from those discussed in the fund(s)’ prospectus and if you had held your shares of the fund directly. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) different minimum and maximum initial and subsequent purchase amounts; and (iv) inability to provide Letter of Intent privileges. Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of each Fund. Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund without par value. Under each Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of thirteen (13) series of the Trusts. The Trustees have also authorized the issuance of twelve (12) classes of shares of the Funds, designated as Class A, Class B, Class C,

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Class NAV, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class I and Class 1. Additional classes of shares may be authorized in the future.

Each share of each class of a Fund represents an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees, if any, relating to each class of shares will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of a Fund that are available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the applicable Declaration of Trust, no Trust has the intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the relevant Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However, each Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the relevant Trust. Each Declaration of Trust also provides for indemnification out of the relevant Trust’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Each Declaration of Trust also provides that no series of the relevant Trust shall be liable for the liabilities of any other series. Furthermore, no Fund shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each Fund reserves the right to reject any application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

The Declaration of Trust of each Trust other than John Hancock California Tax-Free Income Fund also provides that the Board may approve the merger of a relevant Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the

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combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval also will be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.

SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

Class A shares of the Funds are sold with a maximum initial sales charge of 4.00%, 3.00% or 2.50%. Classes B and C shares of the relevant Funds are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Class R1, Class R2, Class R3, Class R4, Class R5, Class NAV, Class 1, Class I and Class R6 shares of the relevant Funds are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each Fund, using the Fund’s relevant NAV as of May 31, 2014.

Fund	NAV and Redemption Price Per Class A Share	Maximum Sales Charge (4.00% of offering price, unless otherwise noted)	Maximum Offering Price to Public
Bond Fund	$16.26	$0.68	$16.94
California Tax-Free Income Fund	$10.95	$0.46	$11.41
Focused High Yield Fund	$3.94	$0.16	$4.10
Global Conservative Absolute Return Fund	$10.15	$0.31(1)	$10.46
Global Short Duration Credit Fund(2)	$0	—(3)	—
Government Income Fund	$9.69	$0.40	$10.09
High Yield Municipal Bond Fund	$8.17	$0.34	$8.51
Income Fund	$6.71	$0.28	$6.99
Investment Grade Bond Fund	$10.60	$0.44	$11.04
Massachusetts Tax-Free Income Fund	$12.46	$0.52	$12.98
New York Tax-Free Income Fund	$12.28	$0.51	$12.79
Tax-Free Bond Fund	$10.07	$0.42	$10.49

	NAV, Shares Offering Price and Redemption Price per Share
Fund	Class B	Class C
Bond Fund	$16.26	$16.26
California Tax-Free Income Fund	$10.95	$10.95
Focused High Yield Fund	$3.94	$3.94
Global Conservative Absolute Return Fund(4)	N/A	—
Government Income Fund	$9.69	$9.69
High Yield Municipal Bond Fund	$8.17	$8.17
Income Fund	$6.71	$6.71
Investment Grade Bond Fund	$10.61	$10.61
Massachusetts Tax-Free Income Fund	$12.46	$12.46
New York Tax-Free Income Fund	$12.28	$12.28
Tax-Free Bond Fund	$10.07	$10.06

	NAV, Shares Offering Price and Redemption Price per Share
Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class NAV	Class 1
Bond Fund	N/A	$16.27	N/A	N/A	N/A	$16.28	$16.26	N/A	N/A
Focused High Yield Fund	N/A	N/A	N/A	N/A	N/A	N/A	3.93	3.93	N/A

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	NAV, Shares Offering Price and Redemption Price per Share
Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class NAV	Class 1
Global Conservative Absolute Return Fund	--(4)	--(4)	--(4)	--(4)	--(4)	$10.18	$10.18	$10.18	--(4)
Global Short Duration Credit Fund	N/A	N/A	N/A	N/A	N/A	N/A	--(2)	$10.09	N/A
Income Fund	$6.73	$6.70	$6.70	$6.71	$6.70	$6.70	$6.69	N/A	N/A
Investment Grade Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	$10.61	N/A	N/A

(1)	Maximum sales charge is 3.00% of offering price.

(2)	Because Class A and Class I shares of Global Short Duration Credit Fund had not commenced operations as of the date of this SAI, there was no offering price information as of May 31, 2014.

(3)	Maximum sales charge is 2.50% of offering price.

(4)	Because Class C shares of Global Conservative Absolute Return Fund commenced operations on June 27, 2014, and Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares of the Fund had not commenced operations as of the date of this SAI, there was no offering price information as of May 31, 2014.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting the Funds and their shareholders. Where noted, additional tax considerations with respect to specific Funds are also addressed. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectuses do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Each Fund is treated as a separate entity for accounting and tax purposes, and intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things:

(a)            derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined below);

(b)            distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)            diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income foreign currency gains which are not directly related to a RIC’s principal business of investing in stock (or options or futures with respect to stock or securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain requirements with respect to the type of income it produces. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly

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traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. If a Fund invests in publicly traded partnerships, it might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to a Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC income distribution requirements and would be taken into account for purposes of the 4% excise tax described below.

As a result of qualifying as a RIC, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, all of its investment company taxable income, net tax-exempt interest income and net capital gain.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

If a Fund fails to meet the annual gross income test or asset diversification test or fails to satisfy the 90% distribution requirement as described above, for any taxable year, the Fund would incur regular corporate income tax on its taxable income and net capital gains for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that each Fund will comply with the requirements for qualification as RICs.

If a Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if: (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted; and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If a Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore, would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Investments in debt obligations that are at risk of or are in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

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A Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions also may require a Fund to recognize income or gain without a concurrent receipt of cash.

A Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, a Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for a Fund to obtain cash corresponding to its earnings or assets in those countries. However, a Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A Fund may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

A Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Investment Policies - Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of a Fund’s losses. With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock (or options or futures with respect to stock or securities), but no regulation has been proposed or adopted pursuant to this grant of regulatory authority. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Fund may elect to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction.

If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of: (i) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund; and (ii) the portion of the Fund’s dividends that represents income from each foreign country. If a Fund cannot or does not make this election, it will deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

If a Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign

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investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but any such election could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Those investments could also result in the treatment of associated capital gains as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss. As noted above, with respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from RIC qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options or future with respect to stock or securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years. Under such circumstances, distributions paid by a Fund could be deemed return of capital.

For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income. Dividends paid by Funds that primarily invest in bonds and other debt securities generally will not qualify for the reduced tax rate applicable to qualified dividend income and will not qualify for the corporate dividends-received deduction.

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

Shareholders receiving any distribution from a Fund in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Capital losses carried forward from years beginning after that date will retain their character as either short-term or long-term capital losses rather than being considered all short-term as is the case for earlier years. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders.

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Below are the capital loss carryforwards available to the Funds as of the fiscal year ended May 31, 2014, to the extent provided by regulations, to offset future net capital gains:

Fiscal Year Ended May 31, 2014	Short-term Losses (subject to expiration)	Expiration Date	Short-term Losses (no expiration date)	Long-term Losses (no expiration date)	Total
Bond Fund	$0	N/A	$8,770,138	$0	$8,770,138
California Tax-Free Income Fund	$937,776	2017-2018	$1,390,578	$1,418,561	$3,746,915
Focused High Yield Fund	$243,659,414	2016-2019	$9,009,133	$247,229,509	$499,898,056
Global Conservative Absolute Return Fund	$0	N/A	$82,842	$36,305	$119,147
Global Short Duration Credit Fund	$0	N/A	$0	$0	$0
Government Income Fund	$6,495,135	2015-2018	$2,108,417	$0	$8,603,552
High Yield Municipal Bond Fund	$9,723,801	2015-2019	$5,940,381	$0	$15,664,182
Income Fund	$0	N/A	$0	$0	$0
Investment Grade Bond Fund	$0	N/A	$1,386,864	$0	$1,386,864
Massachusetts Tax-Free Income Fund	$0	N/A	$2,450,485	$1,391,915	$3,842,400
New York Tax-Free Income Fund	$0	N/A	$144,534	$535,425	$679,959
Tax-Free Bond Fund	$9,839,735	2015-2019	$5,270,981	$2,567,551	$17,678,267

A subadvisor may choose to have a Fund sell portfolio securities or engage in options transactions in order to generate capital gain for purposes of utilizing the Fund’s capital loss carryforward before it expires. Although this strategy would reduce a Fund’s capital gain distributions, which could increase the after-tax return of an investment in the Fund by a taxable investor, the Fund’s investors in tax-deferred accounts would not obtain a similar benefit. Additionally, this strategy might cause a Fund to incur transaction costs in connection with such sales that the Fund otherwise would not incur.

The amount of a Fund’s net realized capital gains, if any, in any given year will vary depending upon a subadvisor’s current investment strategy and whether the subadvisor believes it to be in the best interest of the Fund, including for tax purposes, to dispose of portfolio securities and/or engage in option, futures or forward transactions that will generate capital gains or to enter into other derivatives transactions. At the time of an investor’s purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

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A shareholder exchanging shares of a Fund for shares of another Fund will be treated for tax purposes as having sold the shares of the Fund, realizing tax gain or loss on such exchange. A shareholder exercising a right to convert one class of Fund shares to a different class of shares of the same Fund should not cause the shareholder to realize taxable gain or loss.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the same Fund, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Any taxable dividends paid by a Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. No Fund will seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a Fund may in its sole discretion provide relevant information to shareholders.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

A Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. A Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information and holding period for shares purchased on or after January 1, 2012, and redeemed by the Fund on or after that date. A Fund will permit its shareholders to elect from among several permitted cost basis methods. In the absence of an election, a Fund will use average cost as its default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated

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investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The current backup withholding tax rate is 28%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain, but such exemptions expire with respect to a Fund’s tax years beginning after December 31, 2013. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding on certain other payments from a Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in a Fund.

Under recent legislation known as FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with the IRS to collect and provide to the IRS annually substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or such non-U.S. entity otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, and the gross proceeds of a disposition of stock (including a liquidating distribution from a corporation) or debt instruments, in each case with respect to any U.S. investment. The withholding tax is scheduled to begin in 2014 with respect to U.S.-source income and in 2017 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, regulated investment companies, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Under recently issued regulations, a non-U.S. entity that is not otherwise exempt or deemed compliant will need to enter into such an agreement and register with the IRS by April 25, 2014 to insure that it will be identified as FATCA-compliant in sufficient time to allow the entity to avoid such withholding on its U.S.-source income beginning on July 1, 2014. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.

California Tax-Free Income Fund, High Yield Municipal Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund

These Funds expect to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, a Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities, the interest on which is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Funds intend to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, if available, the exemption of such interest from Massachusetts or New York State and New York City personal income taxes. None of these Funds will undertake independent investigations concerning the tax-exempt status of such obligations, nor does any of these Funds guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund's distributions attributable to interest such Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of each Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If a Fund satisfies the applicable requirements, dividends paid by the Fund that are attributable to tax exempt interest on municipal securities and reported in a written statement by the Fund as exempt-interest dividends to its shareholders may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt

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income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or “related person” thereof under Section 147(a) with respect to any of the tax-exempt obligations held by a Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's exempt-interest dividends. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Funds even though the borrowed money may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by a Fund may be excluded by such Fund's shareholders from their gross income for federal income tax purposes, each Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from a Fund’s current or accumulated earnings and profits ("E&P") will be taxable for investors who are subject to tax. Taxable distributions include distributions from a Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale or constructive sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from a Fund’s "investment company taxable income," they will be taxable as ordinary income; and if they are paid from a Fund’s "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the applicable Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of a Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions that is not equal to the actual amount of a pro rata share of tax-exempt income or tax preference item income earned by such Fund during the period of their investment in the Fund.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon a subadvisor's current investment strategy and whether a subadvisor believes it to be in the best interest of the Fund, including for tax purposes, to dispose of portfolio securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor's purchase of a Fund’s shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the NAV of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Each Fund may invest a portion, and in the case of the High Yield Municipal Bond Fund, a substantial portion, of its assets in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If a Fund invests in these debt obligations, it will address these issues in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and seek to avoid federal income or excise tax.

Certain options and futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though the positions have not been sold or terminated and affect the character as long-term or short-term and timing of

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some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gains (subject to tax distribution requirements) if an option, futures contract, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Also, some of a Fund’s losses on its transactions involving options and futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gain. Certain of such transactions also may cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may thereafter affect the amount, timing and character of a Fund’s distributions to shareholders. Each Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired, on or before January 31 of the year following the calendar year that includes the date of such redemption or exchange, without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date on which the initial shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although each Fund’s present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. A Fund will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years’ capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper reporting of this amount by a Fund, each shareholder would be treated for federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls; (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund; and (c) be entitled to increase the adjusted tax basis for his shares in the Funds by the difference between his pro rata share of such excess and his pro rata share of such taxes.

Each Fund will be required to report to the IRS all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. All such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the applicable Fund with their correct taxpayer identification numbers and certain certifications required by the IRS or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, a Fund’s taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Each Fund anticipates that, provided the Fund qualifies as a regulated investment company under the Code, it also will not be required to pay any Massachusetts income tax.

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California Tax-Free Income Fund — State Tax Considerations

The following discussion assumes that the Fund will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

Individual shareholders of the Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends that the Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Current California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

Generally, corporate shareholders of the Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax.

The Fund does not expect to be subject to California franchise or corporate income tax.

The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Massachusetts Tax-Free Income Fund — State Tax Considerations

To the extent that exempt-interest dividends paid to shareholders by the Fund are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts or its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains in excess of net long-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly reported as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net capital gain are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly reported as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt-interest dividends) and from capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.

For Massachusetts personal income tax purposes, long-term capital gains from the sale of a capital asset will be taxed at the rate of 5.20%. Massachusetts resident individuals, as well as estates or personal trusts subject to Massachusetts income taxation, are subject to this tax structure with respect to redemption, exchanges or other dispositions of their shares of the Fund, assuming that they hold their shares of the Fund as capital assets for Massachusetts tax purposes.

New York Tax-Free Income Fund — State Tax Considerations

Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the Fund to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.

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Dividends, whether received in cash or additional shares, derived from the Fund's other investment income (including interest on U.S. Government obligations and tax-exempt bonds other than those described in the preceding paragraph), and from the Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges also will apply. Dividends derived from net realized long-term capital gains of the Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares. Current New York law taxes both short-term and long-term capital gains at the rates applicable to ordinary income.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Shares of the Fund will be included in a corporate shareholder's investment capital in determining its liability, if any, for these taxes.

Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends that are exempt from the New York State and New York City personal income taxes, such as the Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

All investors should consult their own tax advisors regarding the tax provisions described above and any additional taxes to which they may be subject, including but not limited to minimum taxes, tax surcharges, and taxes based on or affected by the ownership of intangible property such as mutual fund shares.

PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds. The subadvisors have no formula for the distribution of the Funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable Fund. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisors will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;

•	the reliability, integrity and financial condition of the broker-dealer;

•	size of the transaction;

•	difficulty of execution;

•	brokerage and research services provided; and

•	confidentiality and anonymity.

Consideration of these factors by a subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to a Fund and any other accounts managed by the subadvisor, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Securities of Regular Broker-Dealers. The table below presents information regarding the securities of the Funds’ regular broker-dealers(1) (or the parent of the regular broker-dealers) that were held by the Funds as of May 31, 2014.

Fund	Abbey National Treasury Services	Bank of America Corporation	Barclays Bank PLC	BNP Paribas	Citigroup, Inc.
	($000)	($000)	($000)	($000)	($000)
Bond Fund	—	̶—	$61,414	̶—	$10,774

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Fund	Abbey National Treasury Services	Bank of America Corporation	Barclays Bank PLC	BNP Paribas	Citigroup, Inc.
	($000)	($000)	($000)	($000)	($000)
California Tax-Free Income Fund	—	—	7,784	—	—
Focused High Yield Fund	—	$7,180	$25,738	—	$9,647
Global Conservative Absolute Return Fund	$1,803	$524	$3,517	$1,700	$524
Global Short Duration Credit Fund	—	—	—	—	—
Government Income Fund	—	$381	$2,493	—	$393
High Yield Municipal Bond Fund	—	—	$7,460	—	—
Income Fund	—	$50,606	$126,037	—	$13,072
Investment Grade Bond Fund	—	$2,355	$7,271	$652	$1,810
Massachusetts Tax-Free Income Fund	—	—	—	—	—
New York Tax-Free Income Fund	—	—	—	—	—
Tax-Free Bond Fund	—	̶—	$5,552	—	$10,774

Fund	Credit Suisse First Boston	Deutsche Bank Securities, Inc.	Jefferies & Company	JPMorgan Chase & Company	KBC Securities
	($000)	($000)	($000)	($000)	($000)
Bond Fund	$9,960	—	$6,801	$79,574	—
California Tax-Free Income Fund	—	—	—	—	—
Focused High Yield Fund	—	—	—	$13,532	—
Global Conservative Absolute Return Fund	—	$3,998	—	—	$4,501
Global Short Duration Credit Fund	—	—	—	$1,012	—
Government Income Fund	—	—	—	$4,126	—
High Yield Municipal Bond Fund	—	—	—	—	—
Income Fund	—	—	—	$18,800	—
Investment Grade Bond Fund	—	—	—	$8,475	—
Massachusetts Tax-Free Income Fund		—	—	—	—
New York Tax-Free Income Fund	—	—	—	—	—
Tax-Free Bond Fund	—	—	—	—	—

Fund	Morgan Stanley & Company, Inc.	Rabo Securities USA, Inc.	State Street Corp.	The Goldman Sachs Group, Inc.
	($000)	($000)	($000)	($000)
Bond Fund	$30,979	—	$10,084	$14,600
California Tax-Free Income Fund	—	—	$908	—
Focused High Yield Fund	$2,349	—	$7,533	$4,013
Global Conservative Absolute Return Fund	$730	$177	$3,055	—
Global Short Duration Credit Fund	—	—	$4,649	$1,204
Government Income Fund	$792	—	$291	$769
High Yield Municipal Bond Fund	—	—	$871	—
Income Fund	$15,158	—	$18,835	—
Investment Grade Bond Fund	$3,254	$2,002	$1,239	$1,725
Massachusetts Tax-Free Income Fund	—	—	—	—
New York Tax-Free Income Fund	—	—	—	—
Tax-Free Bond Fund	—	—	$648	—

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(1)	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisors will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadvisor. In placing a purchase or sale order, the subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to a Fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services, a subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through portfolio brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

The subadvisors also may receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a subadvisor and its affiliates receive such services.

As noted above, a subadvisor may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the Funds or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;

•	the advisability of purchasing or selling securities;

•	the availability of securities or purchasers or sellers of securities; and

•	analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) Fund strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.

To the extent research services are used by the subadvisor, such services would tend to reduce such party’s expenses. However, the subadvisor does not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisor from brokers or dealers executing transactions for series of the Trusts, which may not be used in connection with a Fund, also will be available for the benefit of other funds managed by the subadvisor.

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Allocation of Trades by the Subadvisors. The subadvisors manage a number of accounts other than the Funds. Although investment determinations for the Funds will be made by a subadvisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the Funds by a subadvisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Funds and other accounts. In such circumstances, a subadvisor may determine that orders for the purchase or sale of the same security for the Funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisor to be equitable and in the best interests of the Funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, each Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, a subadvisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.

Affiliated Underwriting Transactions by a Subadvisor. Each Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisors participate. These procedures prohibit a Fund from directly or indirectly benefiting a subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase.

Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a Fund may execute portfolio transactions with or through brokers affiliated with the Advisor or subadvisor (“Affiliated Brokers”). Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund, as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Advisor, the subadvisor or the Affiliated Broker. Because the Advisor or subadvisor that is affiliated with the Affiliated Broker has, as an investment advisor to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Advisor’s indirect parent, Manulife Financial, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator”). The Advisor’s indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors, LLC (“JH Distributors”). Each of Signator and JH Distributors is considered an Affiliated Broker.

Brokerage Commissions Paid. For the last three fiscal years, the Funds paid brokerage commissions in connection with portfolio transactions. Any material differences from year to year reflect an increase or decrease in trading activity by the broker. The total brokerage commissions paid by the Funds for the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012 are set forth in the table below:

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Fund	Total Commissions Paid in Fiscal Year Ended May 31
	2014	2013	2012
Bond Fund	$28,141	$50	$951
California Tax-Free Income Fund	$0	$0	$0
Focused High Yield Fund	$78,745	$70,558	$122,563
Global Conservative Absolute Return Fund(1)	$0	--	--
Global Short Duration Credit Fund(2)	$0	--	--
Government Income Fund	$6,479	$0	$72,912
High Yield Municipal Bond Fund	$1,614,376	$0	$0
Income Fund	$6,477	$9,747	$259,437
Investment Grade Bond Fund	$0	$0	$40,155
Massachusetts Tax-Free Income Fund	$0	$0	$0
New York Tax-Free Income Fund	$0	$0	$0
Tax-Free Bond Fund	$28,141	$0	$0

(1)	Because Global Conservative Absolute Return Fund had not yet commenced operations, there are no brokerage commissions to report for the fiscal years ended May 31, 2013 and May 31, 2012. Brokerage commissions for the fiscal period ended May 31, 2014 are from inception, July 16, 2013.

(2)	Because Global Short Duration Credit Fund had not yet commenced operations, there are no brokerage commissions to report for the fiscal years ended May 31, 2013 and May 31, 2012. Brokerage commissions for the fiscal period ended May 31, 2014 are from inception, October 21, 2013.

Brokerage Commissions Paid to Affiliated Brokers. For the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012, no commissions were paid by any of the Funds to brokers affiliated with the subadvisors.

Commission Recapture Program. For each Fund that may invest in equity securities, the Board has approved participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Funds.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, a wholly owned indirect subsidiary of Manulife Financial Corporation, is the transfer and dividend paying agent for the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of the series of the Trusts (the “Funds”), as applicable.

Each Fund’s Statement of Additional Information specifies the share classes offered by that Fund. The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the Funds and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Services Cost includes: (i) an allocable portion of John Hancock corporate overhead; and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties (“Subtransfer Agency Fees”) whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average net assets.

Retail Share and Institutional Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, Class C, Class ADV, Class T, Class I, and Class I2 shares of all non-municipal series of the Trusts and of all other John Hancock affiliated funds for which it serves as transfer agent, excluding out-of-pocket expenses for Subtransfer Agency Fees, is allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV, Class T, Class I, and Class I2 shares in the aggregate, without regard to fund or class. Out-of-pocket expenses for Subtransfer Agency Fees

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attributable to Class A, Class B, Class C, Class ADV and Class T shares are borne solely by those share classes and are allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV and Class T shares in the aggregate, without regard to fund or class. Out-of-pocket expenses for Subtransfer Agency Fees attributable to Class I and Class I2 shares are borne solely by those share classes and are allocated pro-rata based upon assets of all Class I and Class I2 shares in the aggregate, without regard to fund or class. The Funds do not offer Class I2, Class ADV or Class T shares. John Hancock California Tax-Free Income Fund, Municipal Securities Trust and Tax-Exempt Series Fund currently do not offer any non-municipal bond funds.

Class R6 Shares. An amount equal to the total Signature Services Cost associated with providing services to Class R6 shares of the Trusts and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class.

Retirement Share Classes. An amount equal to the total Signature Services Cost associated with providing services to Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Trusts and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan.

Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, and Class C shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent, including out-of-pocket expenses for Subtransfer Agency Fees, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class B and Class C shares. Bond Trust, Sovereign Bond Fund and Strategic Series currently do not offer any municipal bond funds.

In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative net assets. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which the Trusts, the investment advisor or the principal underwriter is a party that are likely to have a material adverse effect on the Funds or the ability of either the investment advisor or the principal underwriter to perform its contract with the Funds.

On June 25, 2007, the Advisor and three of its affiliates including the Distributor (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Advisor and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock funds, that participated in the Advisor’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Advisor discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each Fund for the fiscal year ended May 31, 2014, including the related financial highlights that appear in the Prospectuses, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.

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FINANCIAL STATEMENTS

The financial statements of each Fund for the fiscal year ended May 31, 2014 are incorporated herein by reference from the Funds’ most recent Annual Report filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

Custody of Portfolio Securities

State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. The Funds also may use special purpose custodian banks from time to time for certain assets. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

Each Trust, the Advisor, the Distributor and each subadvisor have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund.

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APPENDIX A	DESCRIPTION OF BOND RATINGS

DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

MOODY’S GLOBAL LONG-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

S&P LONG-TERM ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

A-2

Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

FITCH CREDIT RATING SCALES

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising a capital structure.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative.

•	‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.

•	For issuers and performing obligations, ‘B’ ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
•	For individual obligations, “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

•	For issuers and performing obligations, default is a real possibility
•	For individual obligations, “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk.

A-3

•	For issuers and performing obligations, default of some kind appears probable.
•	For individual obligations, “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk.

•	For issuers and performing obligations, default is imminent, or inevitable, or is at a standstill.
•	For individual obligations, “C” indicates exceptionally high levels of credit risk.

RD: Restricted default.

o	Indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

D: Default.

•	‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distresses debt exchange.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ,’B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘C’ category.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note: Addition of a Plus (+) or minus (-) sign: Fitch ratings may be appended by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MOODY’S GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

A-4

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P’S SHORT-TERM ISSUE CREDIT RATINGS

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:   A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:    A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:      A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:     A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:      A short-term obligation rated ‘D’ is in default or in breach of imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature.

The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, The U.S. municipal short-term note rating symbols are used for the first component of the rating(for example, ‘SP-1+/A-1+’).

FITCH’S SHORT-TERM ISSUER OR OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the

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documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

TAX-EXEMPT NOTE RATINGS

MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using additional short-term rating scales (i.e., the MIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations :

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

FITCH: see FITCH CREDIT RATINGS SCALES or FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.

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APPENDIX B

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET

MANAGEMENT (US) LLC

Bond Fund

Focused High Yield Fund

California Tax-Free Income Fund

Global Short Duration Credit Fund

Government Income Fund

High Yield Municipal Bond Fund

Income Fund

Investment Grade Bond Fund

Massachusetts Tax-Free Income Fund

New York Tax-Free Income Fund

Tax-Free Bond Fund

Portfolio Managers and Other Accounts Managed. The portfolio managers of these Funds are as follows:

Portfolio Manager	Fund Managed
John F. Addeo	Focused High Yield Fund and Global Short Duration Credit Fund
Jeffrey N. Given	Bond Fund, Investment Grade Bond Fund and Government Income Fund
Thomas C. Goggins	Income Fund
Howard C. Greene	Bond Fund, Investment Grade Bond Fund and Government Income Fund
Daniel S. Janis III	Global Short Duration Credit Fund and Income Fund
Dennis F. McCafferty	Focused High Yield Fund and Global Short Duration Credit Fund
Endre Pedersen	Global Short Duration Credit Fund
Joseph E. Rizzo	Focused High Yield Fund
Dianne M. Sales	California Tax-Free Income Fund, High Yield Municipal Bond Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund

The following chart reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies (and series thereof) other than those listed above, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table reflects information as of May 31, 2014:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)

John F. Addeo	1	$415	9	$1,652	0	0
Jeffrey N. Given	17	$47,381	4	$232	9	$5,128
Thomas C. Goggins	2	$5,004	16	$8,624	8	$1,515
Howard C. Greene	8	$12,115	3	$170	9	$5,128

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Daniel S. Janis III	2	$5,153	19	$8,735	8	$1,515
Dennis McCafferty	1	$415	17	$3,142	0	0
Endre Pedersen	1	$437	10	$384	15	$4,733
Joseph E. Rizzo	0	0	6	$1,198	0	0
Dianne M. Sales	0	0	0	0	0	0

Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)

Jeffrey N. Given	0	0	1	$62	0	0
Thomas C. Goggins	0	0	0	0	1	$343
Daniel S. Janis III	0	0	0	0	1	$343

Share Ownership by Portfolio Managers. The following table indicates as of May 31, 2014 for each portfolio manager listed, the value, within the indicated range, of shares beneficially owned by each portfolio manager in the Fund or Funds that he or she manages. For purposes of this table, the letters represent the range indicated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Portfolio Manager	Fund Managed	Range of Beneficial Ownership
John F. Addeo	Focused High Yield Fund	F
	Global Short Duration Credit Fund	A
Jeffrey N. Given	Bond Fund	E
	Investment Grade Bond Fund	E
	Government Income Fund	B
Thomas C. Goggins	Income Fund	C
Howard C. Greene	Bond Fund	F
	Investment Grade Bond Fund	E
	Government Income Fund	C
Daniel S. Janis III	Global Short Duration Credit Fund	A
	Income Fund	F
Dennis F. McCafferty	Focused High Yield Fund	F
	Global Short Duration Credit Fund	A
Endre Pedersen	Global Short Duration Credit Fund	A
Joseph E. Rizzo	Focused High Yield Fund	E
Dianne M. Sales	California Tax-Free Income Fund	B
	High Yield Municipal Bond Fund	C

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Portfolio Manager	Fund Managed	Range of Beneficial Ownership
	Massachusetts Tax-Free Income Fund	C
	New York Tax-Free Income Fund	B
	Tax-Free Bond Fund	C

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the

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portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

•	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment

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professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Benchmark Index for Incentive Period
Bond Fund	Morningstar US OE Intermediate Term Bond
California Tax-Free Income Fund	OE Muni California Long
Focused High Yield Fund	Morningstar US OE High Yield Bond
Global Short Duration Credit Fund	Morningstar US OE Nontraditional Bond
Government Income Fund	Morningstar US OE Intermediate Government
High Yield Municipal Bond Fund	Morningstar US OE High Yield Muni
Income Fund	Morningstar US OE Multisector Bond
Investment Grade Bond Fund	Morningstar US OE Intermediate-Term Bond
Massachusetts Tax-Free Income Fund	Morningstar US OE Muni Massachusetts
New York Tax-Free Income Fund	Morningstar US OE Muni New York Long
Tax-Free Bond Fund	Morningstar US OE Muni National Long

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STANDARD LIFE INVESTMENTS (CORPORATE FUNDS) LIMITED

(“Standard Life Investments”)

Global Conservative Absolute Return Fund

The Fund’s portfolio manager is Roger Sadewsky.

The following table reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof), (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Mr. Sadewsky’s investment in the Fund.

The following table reflects information as of May 31, 2014.

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number		Number		Number
Portfolio	of	Assets	of	Assets	Of	Assets
Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)

Roger Sadewsky	2	5,818.92	5	48,447.32	2	5,866.50

There are no accounts that pay fees based upon performance.

Ownership of Fund Shares

Mr. Sadewsky did not beneficially own any shares of this Fund as of the date of May 31, 2014.

Potential Conflicts of Interest

Standard Life Investments recognizes that conflicts of interest may arise as the result of its investment activities. For instance, from time to time, directors, officers, employees or their related persons (collectively referred to as “employees”) of Standard Life Investments may wish to engage directly or indirectly in a personal investment in securities that Standard Life Investments has bought or sold on behalf of clients. This process is governed by a personal trading policy and insider trading policy which all employees of Standard Life Investments must adhere to. The policies are incorporated within the Code of Conduct which is issued to new employees at the commencement of employment, and annually thereafter.

Standard Life Investments may receive performance fees from certain of its clients. In addition, affiliates of Standard Life Investments will, from time to time, make investments in the products managed by Standard Life Investments. These facts give rise to the risk that Standard Life Investments might allocate trades in a manner which favors the interests of certain clients over others. Standard Life Investments has implemented policies and controls designed to mitigate this risk.

Compensation.

Standard Life Investments' compensation program is composed of market related base pay and a performance based incentive plan. Standard Life Investments participates in regular surveys and takes market soundings to keep up to date with competitive compensation packages needed to attract and retain top quality Portfolio Managers/Analysts.

The base salary is determined with reference to industry surveys and is therefore always competitive in the marketplace. Annual bonuses are determined by judgment relating to the individual's contributions to his or her

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specific role, the team, and firm and group performance. Portfolio Managers are measured on their investment performance relative to their benchmark and risk profile on a one or three year basis. They are also measured on the buy/sell/hold stock recommendations that they make for the sectors that they cover. By having a combined Portfolio Manager/Analyst role, it ensures that all individuals can contribute to team performance and be rewarded accordingly, and fairly. Senior management controls this robust process and has discretion to deliver significant levels of reward to those driving the success of the business. This performance related element of remuneration can be significant and in some cases up to 100% of base salary.

In addition, key individuals participate in the long term incentive, which is a three year rolling plan designed to provide selected individuals with an opportunity to share in the long term success of Standard Life Investments, by rewarding them for contributing to the future growth in value of the company. Rewards are based on the delivery of actual Standard Life Investments earnings growth.

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APPENDIX C – PROXY VOTING POLICIES

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

&

JOHN HANCOCK ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

General

John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).

Procedure

Fiduciary Duty

The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies

The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•	Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•	The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

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•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•	The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest

In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.

If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds

The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)

The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.

Records Retention

The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:

1.	these Procedures and all amendments hereto;

2.	all proxy statements received regarding Fund portfolio securities;

3.	records of all votes cast on behalf of a Fund;

4.	records of all Fund requests for proxy voting information;

5.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.	all records relating to communications with the Funds regarding Conflicts; and

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7.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards

The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.

If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.

In the case of proxies voted by a sub-adviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

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JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

POLICY:

General

The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.	Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless

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the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

Securities Lending Program

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

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Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

PROCEDURES:

Review of Subadvisers’ Proxy Voting

The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each subadviser is responsible for the following:

1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

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2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

Proxy Voting Service Responsibilities

Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.

Form N-PX Preparation and Filing:

The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

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Schedule A

PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Variable Insurance Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

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Manulife Asset Management™

PROXY VOTING POLICY

Executive Summary

Manulife Asset Management (US) LLC (“Manulife Asset Management (US)” or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser.

The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.

Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the clients.

To fulfill the Firm’s fiduciary duty to clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third party service provider, to vote clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:

1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;
2.	ensure that proxies are voted and submitted in a timely manner;
3.	handle other administrative functions of proxy voting;
4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
5.	maintain records of votes cast; and
6.	provide recommendations with respect to proxy voting matters in general.

The proxy voting function of Manulife Asset Management (US) Operations is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm’s Senior Investment Policy Committee.

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Introduction

Manulife Asset Management (US) LLC (Manulife Asset Management (US) or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser. As a registered investment adviser, Manulife Asset Management (US) must comply with the requirements of the SEC Investment Advisers Act of 1940, as amended and the rules there under (Advisers Act). In accordance with Rule 206(4)-7 of the Advisers Act, Manulife Asset Management (US) has adopted policies and procedures reasonably designed to prevent violations of the Advisers Act and designated a Chief Compliance Officer to administer its compliance policies and procedures.

The Firm is a wholly owned subsidiary of Manulife Financial Corporation (Manulife Financial) and is affiliated with several SEC-registered and non-SEC registered investment advisers which are also subsidiaries or affiliates of Manulife Financial. Collectively, Manulife Asset Management (US) and its advisory affiliates represent the diversified investment management division of Manulife Financial and they provide comprehensive asset management solutions for institutional investors, retirement and investment funds, and individuals, in key markets around the world. Certain of these companies within Manulife Financial offer a number of products and services designed specifically for various categories of investors in a number of different countries and regions. These products or services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations.

The Firm manages assets for a variety of institutional and other types of clients, including public and private pension funds, financial institutions and investment trusts. It also manages registered and private collective funds, including UCITS, US and Canadian open- and closed-end mutual funds. In particular, the Firm is affiliated with, and serves as investment manager or a sub-adviser to, a number of mutual fund families that are sponsored by affiliates (the “Funds”). This investment expertise extends across a full range of asset classes including equity, fixed income and alternative investments such as real estate, as well as asset allocation strategies.

The portfolios under management have a mix of investment objectives and may invest in, or create exposure to, a wide variety of financial instruments in different asset classes, including listed and unlisted equity and fixed income securities, commodities, fixed income instruments, derivatives and structured products, futures and options.

PROXY VOTING POLICY

This Proxy Voting Policy (the ”Policy”) covers the proxy activities and related disclosure obligations of Manulife Asset Management (US) and applies to all Manulife Asset Management (US) clients for whom Manulife Asset Management (US) has been delegated the authority to vote proxies.

The Proxy Voting Policy is designed to meet the needs of Manulife Asset Management (US)’s clients with strict adherence to the highest principles of fiduciary conduct, including minimizing any potential material conflict of interest between the Firm and the Firm’s clients. It is also designed to ensure compliance with the applicable rules and regulations of the various regulators to which Manulife Asset Management (US) is subject. It sets forth the general corporate governance principles of Manulife Asset Management (US) in ensuring that clear guidelines are established for voting proxies and communicating such with our clients, regulators and other relevant parties.

The structure and purpose of the Proxy Voting Policy will continually evolved in alignment with the risk profile of Manulife Asset Management (US), internal standards and requirements, roles and responsibilities of the Manulife Asset Management (US) Board and other relevant oversight committees, and regulatory requirements. The Proxy Voting Policy is not intended to cover every possible situation that may arise in the course of conducting the Firm’s business. It is meant to be subject to change and to interpretation from time to time where facts and circumstances dictate, or where new regulations or guidance become effective, or where the plain language of the Policy appears unclear in light of the particular circumstances.

All Firm employees are asked to consult with the Chief Compliance Officer of Manulife Asset Management (US) (“Chief Compliance Officer”) if they have any questions concerning this Policy, questions about the standards set forth, or questions about proxy voting in general. Where, however, such obligations are inconsistent with this Policy, then the matter should immediately be referred to the Chief Compliance Officer and the Manulife Asset Management (US) General Counsel (“General Counsel”) who have authority to interpret this Policy or to take appropriate action in accordance with the principles set forth in this Policy in a manner in any situations not specifically covered by guidelines or procedures.

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The Proxy Policy has the following six sections:

1. General Principles

2. Standards

3. Administration

4. Conflict of Interest

5. Recordkeeping

6. Policy Administration

General Principles

Scope

Manulife Asset Management (US) provides investment advisory services to both ERISA and non-ERISA institutional clients, the Funds, and other non-institutional clients (collectively, the “Clients”). Manulife Asset Management (US) understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where Manulife Asset Management (US) has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This Policy permits Clients to:

1. delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to Manulife Asset Management (US)’s proxy voting polices and guidelines;

2. delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client; or

3. elect to vote proxies themselves. In instances where Clients elect to vote their own proxies, Manulife Asset Management (US) shall not be responsible for voting proxies on behalf of such Clients.

Policy Statement

Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the Clients.

The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of Clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.

To fulfill the Firm’s fiduciary duty to Clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third-party service provider, to vote Clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

Manulife Asset Management (US) provides copies of the current domestic and global RiskMetrics proxy voting guidelines upon request. It reserves the right to amend any of RiskMetrics’s guidelines in the future. If any such changes are made an amended Proxy Voting Policy will be made available for clients.

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Therefore, the Proxy Voting Policy encompasses the following principles:

▪	The proxy voting function of Manulife Asset Management (US) Operations (“Proxy Operations”) shall cause the implementation of procedures, practices, and controls (collectively, the “Procedures”) sufficient to promote high quality fiduciary administration of the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Such Procedures shall be reasonably designed to meet all applicable regulatory requirements and highest fiduciary standards.

▪	The Chief Compliance Officer makes an annual risk-based assessment of Manulife Asset Management (US)’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are satisfactory to promote high-quality fiduciary administration. The Chief Compliance Officer makes periodic reports to Manulife Asset Management (US) Senior Investment Policy Committee (SIPC) that include a summary of instances where Manulife Asset Management (US) has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

▪	Except as otherwise required by law, Manulife Asset Management (US) has a general policy of not disclosing to any issuer or third-party how Manulife Asset Management (US) or its voting delegate voted a Client’s proxy.

▪	Manulife Asset Management (US) endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. Manulife Asset Management (US) votes in all markets where it is feasible to do so.

Standards

Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:

1. research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2. ensure that proxies are voted and submitted in a timely manner;

3. handle other administrative functions of proxy voting;

4. maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5. maintain records of votes cast; and

6. provide recommendations with respect to proxy voting matters in general.

Oversight of the proxy voting process is the responsibility of the SIPC. The SIPC reviews and approves amendments to the Proxy Voting Policy and delegates authority to vote in accordance with this Policy to RiskMetrics.

Manulife Asset Management (US) does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife Asset Management (US) prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife Asset Management (US) will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.

Manulife Asset Management (US) reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.

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In addition, Manulife Asset Management (US) may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:

1. proxy statements and ballots being written in a foreign language;

2. underlying securities have been lent out pursuant to a Client’s securities lending program;

3. untimely notice of a shareholder meeting;

4. requirements to vote proxies in person;

5. restrictions on foreigner’s ability to exercise votes;

6. restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

7. requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

8. inability of a Client’s custodian to forward and process proxies electronically.

Administration

Proxy Operations is responsible for administering the proxy voting process, including:

1. Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;

2. Coordinating and overseeing the proxy voting process performed by RiskMetrics; and

3. Providing periodic reports to the SIPC, the Chief Compliance Officer and Clients as requested.

As noted, all proxies received on behalf of Clients are forwarded to RiskMetrics. Any Manulife Asset Management (US) employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.

From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including but not limited to notification from RiskMetrics, concerns of clients, and questions from consultants.

In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of SIPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of SIPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of Manulife Asset Management (US). If the Proxy Committee determines that there is a material conflict, the process detailed under “Potential Conflicts” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the monetary value of all portfolios’ holdings.

There may be circumstances under which a portfolio manager or other Manulife Asset Management (US) investment professional (“Manulife Asset Management (US) Investment Professional”) believes that it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the Manulife Asset Management (US) Investment Professional shall inform Proxy Operations of his or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics. Proxy Operations will report to the Chief Compliance Officer no less than quarterly any instance where a Manulife Asset Management (US) Investment Professional has decided to vote a proxy on behalf of a Client in that manner.

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In addition to voting proxies, Manulife Asset Management (US):

1. describes its proxy voting procedures to its clients in the relevant or required disclosure document, including Part II of its Form ADV;

2. provides clients with a copy of the Proxy Voting Policy, upon request;

3. discloses to its clients how they may obtain information on how Manulife Asset Management (US) voted the client’s proxies;

4. generally applies its Proxy Voting Policy consistently and keeps records of votes for each Client;

5. documents the reason(s) for voting for all non-routine items; and

6. keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.

Conflict of Interest

In instances where Manulife Asset Management (US) has the responsibility and authority to vote proxies on behalf of its clients for which Manulife Asset Management (US) serves as the investment adviser, there may be instances where a material conflict of interest exists. For example, Manulife Asset Management (US) or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Manulife Asset Management (US) or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if Manulife Asset Management (US) is aware that one of the following conditions exists with respect to a proxy, Manulife Asset Management (US) shall consider such event a potential material conflict of interest:

1. Manulife Asset Management (US) has a business relationship or potential relationship with the issuer;

2. Manulife Asset Management (US) has a business relationship with the proponent of the proxy proposal; or

3. Manulife Asset Management (US) members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

As a fiduciary to its clients, Manulife Asset Management (US) takes these potential conflicts very seriously. While Manulife Asset Management (US)’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Manulife Asset Management (US)’s potential conflict, there are a number of courses Manulife Asset Management (US) may take. The final decision as to which course to follow shall be made by the Proxy Committee.

In the event of a potential material conflict of interest, the Proxy Committee will (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be reported to the Chief Compliance Officer at least quarterly.

As RiskMetrics will vote proxies in accordance with its proxy voting guidelines, Manulife Asset Management (US) believes that this process is reasonably designed to address conflicts of interest that may arise between Manulife Asset Management (US) and a Client as to how proxies are voted. When the matter falls clearly within one of the proposals enumerated in RiskMetrics proxy voting policy, casting a vote which simply follows RiskMetrics’ pre-determined policy would eliminate Manulife Asset Management (US)’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature that the Proxy Committee believes more active involvement is necessary, the Proxy Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Clients, shall be formalized in writing as a part of the minutes of the Proxy Committee. Which action is appropriate in any given

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scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the Clients’, and not Manulife Asset Management (US)’s, best interests.

Recordkeeping

In accordance with applicable law, Manulife Asset Management (US) shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Manulife Asset Management (US)’s office:

▪	the Manulife Asset Management (US) Proxy Voting Policy and any additional procedures created pursuant to that policy;

▪	a copy of each proxy statement Manulife Asset Management (US) receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

▪	a record of each vote cast by Manulife Asset Management (US)(this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

▪	a copy of any document created by Manulife Asset Management (US) that was material in making its voting decision or that memorializes the basis for such decision; and

▪	a copy of each written request from a client, and response to the client, for information on how Manulife Asset Management (US) clients’ proxies were voted.

Policy Administration

The Proxy Voting Policy shall be review and approved by the Chief Compliance Officer at least annually.

The Chief Compliance Officer shall make periodic reports to the SIPC covering the effectiveness of the Policy.

Policy Summary Edition: February 2011

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Standard Life Investments (Corporate Funds) Limited

Summary of Proxy Voting Policies

Standard Life Investments strongly encourages corporations to adopt corporate governance principles and communicate these to shareholders. It is the policy of Standard Life Investments to vote proxies for all shares under its discretion unless explicitly prohibited from doing so by the beneficial owner. However, this policy recognizes that circumstances may arise, which make such votes impracticable. These include shares on loan, or where adequate notice is not received in time to make an informed decision. In addition, Standard Life Investments will consider whether the effect of voting proxies of shares of foreign corporations (either by itself or with the votes of others) would outweigh the additional costs associated with voting.

Standard Life Investments will use reasonable endeavors to enhance and improve shareholder value through constructive consultation with companies and other corporate governance initiatives; always seek to vote clients' shares in a manner consistent with their best interests; use reasonable endeavors to influence the development of the corporate governance environment; communicate Standard Life Investments' corporate governance principles, policies and guidelines to clients, intermediaries, companies and other interested parties; and, within the constraints of professional confidentiality and legislative and regulatory requirements, be accountable to clients.

It is incumbent on an adviser to mitigate conflicts of interest (real or perceived) when voting proxies for its clients. The corporate governance team is responsible for proxy voting in all regions. The corporate governance team utilizes the services of independent third parties, Riskmetrics and Glass Lewis (together "proxy research providers"), to provide research and recommendations for each scheduled vote. Votes will be cast based upon the recommendations of the proxy research providers and the customized proxy voting guidelines adopted by Standard Life Investments although, in cases where Standard Life Investments has a significant shareholding, an independent analysis is also conducted by the corporate governance team. In appropriate cases, such as those where there is need for significant judgment as to the economic impacts of a proposed vote (e.g. merger, spin-off), the corporate governance team will solicit input from the appropriate fund managers and analysts. Any instances where proxy research provider recommendations are not followed are documented and include the rationale for doing so. A review conducted outside of the corporate governance team is undertaken to detect evidence of any conflict of interest (either real or perceived). Standard Life Investments reviews, on an annual basis, the conflict of interest policies of the proxy research providers.

C-16

Standard Life Investments Limited

Governance & Stewardship

Principles and Policy Guidelines

Preface

The Principles and Policy Guidelines which follow shall apply in respect of all relevant securities managed by Standard Life Investments unless specific and duly authorised instructions are received from clients.

Standard Life Investments are signatories to the UK Stewardship Code for Institutional Investors and complies with its principles. In addition, we participate in the formulation of policy by the International Corporate Governance Network, the Asian Corporate Governance Association, the Association of British Insurers, and other representative bodies. We shall have regard for their policies, as and when appropriate, in implementing these Principles and Guidelines.

These Principles and Guidelines are prepared to assist our investment team in fulfilling its governance and stewardship responsibilities and are applied with professional care and discretion. They are used by our investment team when evaluating governance of companies in which Standard Life Investments is, or might be, an investor. It is emphasised that these Principles and Guidelines, which have been approved by the Board of Standard Life Investments, provide flexibility to enable them to be tailored to the circumstances of each company and the legal and regulatory jurisdictions in which it operates. As long-term investors, we value having a constructive dialogue with directors, both non-executive and executive, and senior executives of companies about corporate governance and stewardship, especially when it helps us to understand the company’s circumstances and risk profile.

The Principles and Guidelines will be reviewed and refreshed at appropriate intervals to ensure they remain relevant and compatible with the prevailing corporate governance and stewardship environment.

Further details about our approach to governance and stewardship can be found on our website www.standardlifeinvestments.com

Page

Principles	2

Policy Guidelines
•	Constitution	3
•	Directors	3
•	Values and Business Practices	5
•	Remuneration	5
•	Accountability and Audit	7
•	Standard Life As Investors	9
•	Voting	10

1

Principles

We shall:

  use reasonable endeavours to enhance long-term shareholder value through constructive engagement with companies and other corporate governance initiatives always seek to vote our clients’ securities and engage with companies on their behalf in a manner consistent with their best interests use reasonable endeavours to influence the development of the corporate governance and stewardship environment communicate our Governance and Stewardship Principles and Guidelines to clients, companies and other interested parties within the constraints of professional confidentiality and legislative and regulatory requirements, be accountable to our clients.
2

Policy Guidelines

Constitution

We expect a company to have articles of association, by-laws or other acceptable forms of constitution that have been approved by shareholders. The constitution should include:

  the responsibilities of the board and its own constitutional arrangements;
  arrangements pertaining to the AGM and other shareholder meetings; and
  the classes of shares and their rights.

We support the principle of ‘one share one vote’.

We do not support constitutions that incorporate ‘poison pills’ or other provisions designed to frustrate generally accepted principles of corporate governance.

Directors

The Board

Every company should be headed by an effective board. The board has ultimate responsibility for a company’s affairs and is primarily accountable to shareholders for ensuring that appropriate and effective processes are in place for carrying out the key tasks that enable it to fulfill that responsibility. These key tasks include:

  the identification and management of the principal business risks;

  setting the company’s risk appetite and keeping it under review;

  the oversight of the company’s operations and control structures to maintain their integrity and effectiveness;

  the development and implementation of strategy; and

  the development and maintenance of management structures that are consistent with enhancing shareholder value over the long-term.

The board is responsible for ensuring that the company complies with all relevant laws and regulations and should ensure that relevant controls are in place to enable such compliance.

In addition, the board is responsible for determining the company’s purpose and values, and for ensuring they are upheld and reflected in business practices adopted throughout the company.

Board Balance

The board should include a balance of executive and non-executive directors (including independent non-executive directors) such that no individual or small group of individuals can dominate or inappropriately influence a board’s decision taking or the processes associated therewith. The policy on board balance and diversity should be publicly explained.

In evaluating the balance of a board we will have regard to the extent to which the chairman is or has been closely involved in running the company and the strength of the non-executive representation, in particular, whether among the non-executives there is a strong independent and recognised leader. We will generally oppose any new appointments which combine the roles of chairman and chief executive unless there is such a recognised independent non-executive leader.

A director who is influential and demonstrably independent should be accessible for communication with shareholders and capable of representing, upon request, their views to

3

the board or others, as appropriate. At some companies this function can be performed by the chairman whereas at others, one of the other directors should have this role.

We strongly prefer that a unitary board should have three or more executive directors.

Supply of Information

The board and its committees should be supplied in a timely fashion with information in a form and of a quality that enable them to discharge their duties.

Board Effectiveness

We expect a board to have processes to evaluate its effectiveness at regular and appropriate intervals. These processes should be disclosed in the annual report and, when an evaluation has been undertaken, there should be a meaningful account of its outcome.

Appointments to the Board

There should be a formal and transparent process for the nomination of directors to the board. This process should be the responsibility of the nominations committee which comprises a majority of independent non-executive directors. There should be meaningful report of this process and a commentary to support appointments made during the year.

Re-election

All directors should be required to submit themselves for re-election at regular intervals, preferably annually and at least every three years.

Stakeholder Relations

The board of a company run in the long-term interests of its shareholders should manage effectively the company’s relationships with its employees, suppliers and customers, and have regard for the environment and society as a whole.

Non-executive Directors

We strongly prefer that a board should have three or more independent non-executive directors who are independent of executive management and other conflicts. Independence should be interpreted with professional discretion but have regard to whether the director:

  is a former employee of the company or group until three years after employment (or any other material connection) has ended has or has had within the last three years a material business relationship with the company either directly or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company has received or receives additional remuneration from the company apart from a director’s fee, participates in the company’s share option or a performance related pay scheme, or is a member of the company’s pension scheme has close family ties with any of the company’s advisors, directors or senior employees holds cross directorships or has significant links with other directors through involvement in other companies or bodies represents a significant shareholder

  has served on the board for more than nine years.

4

Values and Business Practices

We believe that a company run in the long-term interests of its shareholders should have values that respect its responsibilities to not only its employees, suppliers and customers but also the environment and society as a whole. Also, that it should adopt business practices throughout the Company which are consistent with its values.

We expect the board to determine the company’s values in a thoughtful manner so that they are specific to the company and capable of implementation and monitoring by the board at regular intervals. Furthermore we look to the board to set and be seen to set the right tone from the top, consistent with upholding the values throughout the company over the long-term.

We expect that companies will uphold generally accepted standards of corporate ethics and strive continually to achieve best practice.

We expect companies to have whistleblowing arrangements that enable employees to raise matters of legitimate concern anonymously or otherwise with the benefit of appropriate protection. Furthermore, there should be effective mechanisms to ensure that critical issues that may affect adversely the company’s financial position, reputation and risk profile are escalated to the Board’s attention in an efficient and timely manner.

Each year the board should acknowledge in the annual report its responsibility for determining and maintaining the company’s values, and ensuring that they are reflected in the company’s business practices. It should provide an explanatory and meaningful account of how it has fulfilled these responsibilities.

Further information about our principles and policies pertaining to Sustainable & Responsible Investment can be found our website www.standardlifeinvestments.com

5

Remuneration

Remuneration Committees

A board should have a remuneration committee of at least three independent non-executive directors. Remuneration committees should have a formal and transparent procedure for developing policy on executive remuneration and for determining the remuneration packages of individual directors. No executive director should be involved in fixing his or her own remuneration.

The Level and Composition of Remuneration

Levels of remuneration should be sufficient to attract and retain the directors needed to run the company successfully. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole.

We support exceptional levels of remuneration for the achievement of exceptional performance provided that the basis for determining performance complies with our guidelines and can be justified by the board and its remuneration committee having regard to levels of remuneration within and without the company concerned.

Disclosure

The company’s annual report should contain an informative statement of remuneration policy and how it has been applied.

Directors’ Service Contracts

Directors’ service contracts should have notice periods which do not exceed 12 months unless there is special justification.

We oppose the award of unmitigated and liquidated damages in the event of early termination of directors’ service contracts or a change in control of the company unless the amounts equate to 12 months salary and appropriate contractual benefits or less.

Performance Related Pay

Performance related pay should be structured to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long-term.

The performance measures used to determine performance related pay should:

  incentivise participants to achieve above average performance through the use of challenging targets and reward them accordingly at board level, primarily reflect achievement of group targets seek to measure significant improvements in the underlying financial performance of the company.

In addition, we

  oppose provisions for early release of rewards unless the spirit of the performance condition has been or is likely to be met oppose retesting of performance conditions when grants of conditional awards are being made on a regular basis

6

  encourage vesting of awards 3 years or longer after the period of grant encourage sliding scale performance measures

  encourage retention of vested shares over the long-term

  oppose the re-pricing of share incentives that have been conditionally awarded to directors.

We oppose the use of total shareholder return and other share price based performance measures if they are not underpinned by a challenging measure of underlying financial performance.

Share incentive schemes and other forms of incentive pay schemes should use challenging performance conditions that are neither too easy nor too tough to achieve.

Ex Gratia Payments

We oppose ex-gratia and other payments and financial awards to directors and former directors that are not within the terms of the company’s stated remuneration policy, unless such payments have been the subject of prior approval by shareholders.

Share Ownership

We support share ownership guidelines for directors and senior executives. The levels of share ownership should be meaningful in the context of the remuneration policies, taken as a whole.

We support arrangements which require directors and senior executives to retain an appropriate proportion of their share holding, as determined with reference to their share ownership guidelines, for one year or more after they leave the company.

Employee Schemes

We support employee share save, profit participation and similar schemes provided they comply with relevant guidelines.

7

Accountability and Audit

Corporate Reporting

A company’s board should present a balanced and understandable assessment of the company’s position and prospects, financial and non-financial, and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boiler-plate disclosure should be avoided.

Internal Control

A company’s board should maintain a sound system of internal control to safeguard the company’s assets.

Audit Committees

The annual report should include a description of the role and responsibilities of the audit committee and an informative account of the action taken by the committee to discharge those responsibilities.

Audit committees should recommend annually to the board the reappointment or otherwise of the auditors. They should have a policy for putting the audit out to tender at appropriate intervals.

Boards should have audit committees of at least three members, who should all be independent non-executive directors. At least one member of the committee, preferably the chairman, should have significant, recent and relevant financial experience.

Non-audit Services

A company’s board should have processes to ensure that its audit committee or other suitable body reviews and approves/ratifies non-audit services provided by the auditors. The nature of such services and the level of payments for them should not compromise the auditors’ independence and objectivity.

Auditors

The auditors should independently report to shareholders in accordance with statutory and professional requirements and independently assure the board on the discharge of their responsibilities in accordance with professional guidance.

8

Standard Life As Investors

Voting

We will implement considered policies on voting the shares we manage. We will vote shares we manage at all shareholder meetings except when otherwise instructed by the beneficial owners of these shares or it is otherwise neither cost effective nor in best interests of our clients. Our voting guidelines are described in the next section.

The AGM and other Shareholder Meetings

We will attend and speak at AGMs and other shareholder meetings when it is consistent with our clients’ best interests.

Dialogue between Companies and Investors

We will participate willingly in constructive discussions with companies about their strategy, performance, quality of management, values, risk profile and other relevant issues with a view to achieving improvements that could enhance shareholder value.

We expect companies to have processes that ensure there is a regular and effective dialogue about corporate governance and other issues between boards and their significant or otherwise influential investors. We expect non-executive directors, in general, and the chairman and/or the lead independent director, in particular, to be willing to be involved in this dialogue in order to enhance its effectiveness.

Evaluation of Governance

When evaluating companies’ governance arrangements we shall give due weight to all relevant factors drawn to our attention.

9

Voting

We will generally support the voting recommendation of a company’s board.

In the event we vote our clients’ shares against a resolution at a shareholder meeting we will always use best endeavours to inform the company beforehand and explain the reasons when it is practical and cost effective so to do.

We will generally vote against resolutions to approve a company’s report and accounts if disclosures or policies are unsatisfactory.

We will generally vote against the re-election of appropriate directors if:

  it is the company’s policy to appoint directors with service contract notice periods that exceed 12 months and there is no well-defined and acceptable mitigation policy and/or special justification.

  It is the company’s policy to appoint directors with service contracts that provide for liquidated or unmitigated damages that exceed 12 months’ salary unless there is special justification.

If a company has no policy for future appointments then the guidelines will be interpreted by reference to the policy for existing appointments.

We will generally vote against the re-election of appropriate directors if we have serious concerns regarding the composition and balance of the company’s board.

We will generally vote against share schemes and other forms of remuneration for directors and other senior executives which:

  reward participants for achieving average, below average or unchallenging performance targets do not seek to incentivise participants to achieve significant and sustained improvements in the underlying financial performance of the company do not, at board level, primarily reflect achievement of group targets.

  may give rise to rewards for participants that are not justified by reference to relevant comparative yardsticks are not consistent with the spirit of relevant institutional investor guidance.

We will generally oppose resolutions that seek approval for remuneration policies that are inconsistent with our guidelines.

We will generally oppose resolutions seeking approval to make significant political donations unless there is a convincing and acceptable explanation.

We will generally vote against other resolutions which:

  are not consistent with the best interests of our clients as shareholders, present and future conflict with the spirit of relevant guidance provided by the representative bodies of institutional investors, such as the Association of British Insurers.

10

These voting guidelines will be supplemented from time to time by regional voting guidelines which take into account local custom and practice and other relevant factors.

11

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

PART C

OTHER INFORMATION

Item 28.        Exhibits.

99.(a)	Amended and Restated Declaration of Trust dated March 8, 2005 – previously filed as exhibit 99.(a) to post-effective amendment no. 26 filed on December 28, 2005, accession number 0001010521-05-00529.

99.(a).1	Amendment dated June 24, 2005 to the Amended and Restated Declaration of Trust regarding change of address of principal place of business – previously filed as exhibit 99.(a).1 to post-effective amendment no. 27 filed on December 27, 2006, accession number 0001010521-06-00989.

99.(a).2	Amendment dated April 17, 2009 to the Amended and Restated Declaration of Trust regarding amendment and restatement of Section 8.4. – previously filed as exhibit 99.(a).2 to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

99.(b)	Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b) to post-effective amendment no. 26 filed on December 28, 2005, accession number 0001010521-05-00529.

99.(b).1	Amendment dated March 11, 2008 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).1 to post-effective amendment no. 32 filed on December 18, 2008, accession number 0000950135-08-008327.

99.(b).2	Amendment dated June 9, 2009 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).2 to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

99.(c)	Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d)	Investment Advisory Contracts. Advisory Agreement dated July 1, 2009 (the “Advisory Agreement”) between Registrant and John Hancock Advisers, LLC (the “Advisor”) on behalf of John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(d) to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

99.(d).1	Amendment dated October 1, 2009 to Advisory Agreement relating to John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(d).1 to post-effective amendment no. 34 filed on July 16, 2010, accession number 0000950123-10-065987.

99.(d).2	Sub-Advisory Agreement dated December 31, 2005 (the “Sub-Advisory Agreement”) among the Registrant, the Advisor and MFC Global Investment Management (U.S.), LLC (now known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) (the “Subadvisor”) relating to John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(d).1 to post-effective amendment no. 27 filed on December 27, 2006, accession number 0001010521-06-00989.

99.(d).3	Amendment dated October 1, 2009 to Sub-Advisory Agreement relating to John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(d).3 to post-effective amendment no. 34 filed on July 16, 2010, accession number 0000950123-10-065987.

99.(e)	Underwriting Contracts. Distribution Agreement dated December 22, 1994 (the “Distribution Agreement”) between Registrant and John Hancock Broker Distribution Services, Inc. (renamed John Hancock Funds, Inc. and now known as John Hancock Funds, LLC) (the “Distributor”) – previously filed as exhibit 99.B6(A) to post-effective amendment no. 7 filed on February 24, 1995, accession number 0000950129-95-000095.

99.(e).1	Amendment dated September 30, 1996 to the Distribution Agreement between Registrant and John Hancock Funds, Inc. (formerly, John Hancock Broker Distribution Services, Inc.) on behalf of John Hancock High Yield Tax-Free Fund– previously filed as exhibit 99.B(6).1 to post-effective amendment no. 12 filed on December 23, 1996, accession number 0001010521-96-000229.

99.(f)	Bonus or Profit Sharing Contracts. Not Applicable.

99.(g)	Custodian Agreement. Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g) to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

99.(h)	Other Material Contracts. Master Transfer Agency and Service Agreement dated June 1, 2007 between John Hancock Mutual Funds advised by the Advisor and John Hancock Signature Services, Inc – previously filed as exhibit 99.(h) to post-effective amendment no. 30 filed on October 12, 2007, accession number 0001010521-06-00989.

99.(h).1	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013 (the “Restated Transfer Agency Agreement”) between John Hancock Mutual Funds advised by the Advisor and John Hancock Signature Services, Inc. – FILED HEREWITH.

99.(h).2	Amendment dated October 1, 2013 to the Restated Transfer Agency Agreement. – FILED HEREWITH.

99.(h).3	Amendment dated December 18, 2013 to the Restated Transfer Agency Agreement. – FILED HEREWITH.

99.(h).4	Amendment dated July 1, 2014 to the Restated Transfer Agency Agreement. – FILED HEREWITH.

99.(h).5	Service Agreement dated June 25, 2014 between the Advisor, John Hancock Investment Management Services, LLC and John Hancock Mutual Funds. – FILED HEREWITH.

99.(h).6	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated June 25, 2014 between the Registrant and the Advisor. – FILED HEREWITH.

99.(h).7	Letter Agreement to Waive Advisory Fees and Reimburse Expenses dated July 1, 2014 among John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Mutual Funds. – FILED HEREWITH.

99.(i)	Legal Opinion – previously filed as exhibit 99.(i) to post-effective amendment no. 32 filed on December 18, 2008, accession number 0000950135-08-008327.

99.(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP – FILED HEREWITH.

99.(k)	Omitted Financial Statements. Not Applicable.

99.(l)	Initial Capital Agreements. Not Applicable.

99.(m)	Class A and Class B Distribution Plans dated July 1, 2009 between Registrant and the Distributor relating to John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. – previously filed as exhibit 99.(m) to post-effective amendment no. 33 filed on September 24, 2009, accession number 0000950123-09-045764.

99.(m).(1)	Rule 12b-1 Fee Waiver Letter Agreement dated June 25, 2014 between the Registrant and the Distributor – FILED HEREWITH.

99.(m).(2)	Class C Distribution Plans dated April 1, 1999 between the Registrant and John Hancock Funds, Inc. relating to John Hancock High Yield Tax-Free Bond Fund and John Hancock Tax-Free Bond Fund – previously filed as exhibit 99.(m).4 to post-effective amendment no. 17 filed on December 27, 1999, accession number 0001010521-99-000396.

99.(m).(3)	Class R2 Distribution Plan dated December 6, 2011 between Registrant and John Hancock Funds, LLC. – previously filed as exhibit 99.(m).3 to post-effective amendment no. 40 filed on September 26, 2013, accession number 0001133228-13-003751.

99.(m).(4)	Class R2 Service Plan dated December 6, 2011 between Registrant and John Hancock Funds, LLC. – previously filed as exhibit 99.(m).4 to post-effective amendment no. 40 filed on September 26, 2013, accession number 0001133228-13-003751.

99.(n)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 6, 2011, as amended as of June 26, 2013 (“18f-3 Plan”), for John Hancock Mutual Funds advised by John Hancock Advisers, LLC. – FILED HEREWITH.

99.(o)	Reserved.

99.(p)	Code of Ethics. Code of Ethics dated January 1, 2008 (as revised January 1, 2014) of the Advisor and John Hancock Investment Management Services, LLC (each a “John Hancock Advisor”), the Distributor, John Hancock Distributors, LLC and each open-end and closed-end fund advised by a John Hancock Advisor. – FILED HEREWITH.

99.(p).1	Code of Ethics of the Subadvisor dated September 1, 2013. – FILED HEREWITH.

99.(q)	Power of Attorney dated December 18, 2013. – FILED HEREWITH.

Item 29.        Persons Controlled by or under Common Control with Registrant.

John Hancock Advisers, LLC is the Advisor to the Registrant. The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. A corporate organization list is set forth below.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
36.19%
John Hancock Investment Management Services, LLC[2] (Delaware)
54.29%
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
59.45%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

[2] The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 30.        Indemnification.

Indemnification provisions relating to Registrant's Trustees, officers, employees and agents are set forth in Article IV of Registrant's Declaration of Trust included as Exhibit (a) herein.

Under Section 12 of the Distribution Agreement, the Distributor has agreed to indemnify Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company (USA) (the “Insurance Company”) provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of the Advisor provides as follows:

“Section 5.06. Indemnity and Exculpation.”

(a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

(b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

(c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

(d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

(e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

(f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

(g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.”

Item 31.        Business and Other Connections of Investment Advisers.

See “Fund Details” in the Prospectuses and “Investment Advisory and Other Services” in the Statement of Additional Information for information regarding the business of John Hancock Advisers, LLC (the “Advisor”) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.) LLC) (the “Subadvisor”). For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor and of the Subadvisor, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference. The Investment Advisers Act of 1940 file number for the Advisor is 801-8124 and the file number for the Subadvisor is 801-42023.

Item 32.        Principal Underwriters.

(a) The Distributor acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Funds II, John Hancock Funds III, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Sovereign Bond Fund, John Hancock Strategic Series and John Hancock Tax-Exempt Series Fund.

(b) The following table presents certain information with respect to each director and officer of the Distributor. The principal business address of each director or officer is 601 Congress Street, Boston, Massachusetts 02110.

NAME	POSTIONS AND OFFICES	POSITIONS AND OFFICES
	WITH DISTRIBUTOR	WITH REGISTRANT

Andrew G. Arnott	Director, Chairman, President and Chief Executive Officer	President

Leo Zerilli	Director	Senior Vice President, Investments

Jeff Duckworth	Director and Senior Vice President	None

John J. Danello	Senior Vice President	Senior Vice President, Secretary and Chief Legal Officer

Steven B. Sunnerberg	Secretary and Chief Legal Counsel	Assistant Secretary

Jeffery H. Long	Chief Financial Officer	None

Michael Mahoney	Chief Compliance Officer	None

Steven Moore	Senior Vice President and Treasurer	None

Kris Ramdial	Vice President, Treasury	None

Kelly A. Conway	Assistant Treasurer	None

Tracy K. Lannigan	Assistant Secretary	None

(c) None.

Item 33.        Location of Accounts and Records.

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 and its transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of John Hancock Advisers, LLC (the “Advisor”), 601 Congress Street, Boston, Massachusetts, 02210 and the Subadvisor, 197 Clarendon Street, Boston, Massachusetts 02116. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisors are in the custody and possession of the Advisor and the Subadvisor.

Item 34.        Management Services.

Not Applicable.

Item 35.        Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 25th day of September, 2014.

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

By: /s/ Andrew G. Arnott

       Name:  Andrew G. Arnott

       Title:    President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President	September 25, 2014
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	September 25, 2014
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	September 25, 2014
Charles L. Bardelis
/s/ Craig Bromley *	Trustee	September 25, 2014
Craig Bromley

/s/ Peter S. Burgess *	Trustee	September 25, 2014
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	September 25, 2014
William H. Cunningham

/s/ Grace K. Fey *	Trustee	September 25, 2014
Grace K. Fey

/s/ Theron S. Hoffman *	Trustee	September 25, 2014
Theron S. Hoffman

/s/ Deborah C. Jackson *	Trustee	September 25, 2014
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	September 25, 2014
Hassell H. McClellan

/s/ James M. Oates *	Trustee	September 25, 2014
James M. Oates

Signature	Title	Date
/s/ Steven R. Pruchansky *	Trustee	September 25, 2014
Steven R. Pruchansky

/s/ Gregory A. Russo *	Trustee	September 25, 2014
Gregory R. Russo

/s/ Warren A. Thomson *	Trustee	September 25, 2014
Warren A. Thomson

*By:	Power of Attorney

*By:	/s/ Nicholas J. Kolokithas
Nicholas J. Kolokithas
Attorney-In-Fact
*Pursuant to Power of Attorney filed herewith

Exhibit Index

99.(h).1	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013.

99.(h).2	Amendment dated October 1, 2013 to the Restated Transfer Agency Agreement.

99.(h).3	Amendment dated December 18, 2013 to the Restated Transfer Agency Agreement.

99.(h).4	Amendment dated July 1, 2014 to the Restated Transfer Agency Agreement.

99.(h).5	Service Agreement dated June 25, 2014.

99.(h).6	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated June 25, 2014.

99.(h).7	Letter Agreement to Waive Advisory Fees and Reimburse Expenses dated July 1, 2014.

99.(j)	Consent of Independent Registered Public Accounting Firm.

99.(m).1	Rule 12b-1 Fee Waiver Letter Agreement dated June 25, 2014.

99.(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.

99.(p)	Code of Ethics dated January 1, 2008 (as revised January 1, 2014) of the Advisor.

99.(p).1	Code of Ethics of the Subadvisor dated September 1, 2013.

99.(q)	Power of Attorney dated December 18, 2013.